ABS New Transaction


                             Computational Materials
                             -----------------------



                                 $2,209,500,000
                                 (Approximate)



                                   CWABS, Inc.

                                    Depositor



                           ASSET-BACKED CERTIFICATES,

                                 SERIES 2005-16



                         [LOGO OMITTED] COUNTRYWIDE(SM)

                                 HOME LOANS(SM)

                           Seller and Master Servicer

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials.

The issuer has filed a registration statement (including a prospectus with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and the offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information, if any, set forth in these Computational Materials, including without limitation any collateral tables which may follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. Any statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to any statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of any such statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.





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This information is furnished to you solely by Countrywide Securities
Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

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[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

Preliminary Term Sheet                                  Date:  December 6, 2005

                          $2,209,500,000 (Approximate)
                CWABS Asset-Backed Certificates, Series 2005-16

===================================================================================================================================
             Principal           WAL         Payment Window     Expected Ratings     Last Scheduled             Certificate
Class (1)    Amount(2)       Call/Mat (3)  (Mos) Call/Mat(3)    (S&P/Moody's)(4)    Distribution Date              Type
-----        ------          --------      --------------       -------------       -----------------              ----
1-AF (5)     $388,648,000    3.47/3.87     1 - 97/ 1 - 233         [AAA/Aaa]            Apr 2036             Fixed Rate Senior
2-AF-1(6)    $233,706,000    0.99/0.99     1 - 22/ 1 - 22          [AAA/Aaa]            Jul 2025    Floating Rate Senior Sequential
2-AF-2(6)    $116,753,000    2.42/2.42    22 - 36/22 - 36          [AAA/Aaa]            Feb 2030       Fixed Rate Senior Sequential
2-AF-3(6)    $154,621,000    4.49/4.49    36 - 80/36 - 80          [AAA/Aaa]            Jul 2034       Fixed Rate Senior Sequential
2-AF-4(6)     $77,632,000    7.94/11.01   80 - 97/80 - 233         [AAA/Aaa]            Apr 2036       Fixed Rate Senior Sequential
2-AF-5(6)     $67,600,000    6.44/6.68    37 - 97/37 - 231         [AAA/Aaa]            Feb 2036        Fixed Rate Senior Lockout
BF (7)        $11,340,000    5.76/6.26    37 - 97/37 - 135        [BBB/Baa3]            Aug 2035         Fixed Rate Subordinate
3-AV (8)     $487,320,000    2.53/2.65     1 - 97/ 1 - 189         [AAA/Aaa]            May 2036           Floating Rate Senior
4-AV-1(9)    $204,417,000    0.99/0.99     1 - 21 /1 - 21          [AAA/Aaa]            May 2027           Floating Rate Senior
4-AV-2(9)     $61,575,000    2.07/2.07    21 - 28/21 - 28          [AAA/Aaa]            Mar 2029           Floating Rate Senior
4-AV-3(9)    $115,580,000    3.20/3.20    28 - 58/28 - 58          [AAA/Aaa]            Jul 2033           Floating Rate Senior
4-AV-4(9)     $74,308,000    6.86/7.90    58 - 97/58 - 197         [AAA/Aaa]            May 2036           Floating Rate Senior
MV-1(10)      $43,200,000    5.03/5.41    40 - 97/40 - 165         [AA+/Aa1]            Apr 2036         Floating Rate Mezzanine
MV-2(10)      $40,800,000    4.98/5.34    39 - 97/39 - 158          [AA/Aa2]            Apr 2036          Floating Rate Mezzanine
MV-3(10)      $24,600,000    4.96/5.30    39 - 97/39 - 151         [AA-/Aa3]            Apr 2036          Floating Rate Mezzanine
MV-4(10)      $22,800,000    4.94/5.26    38 - 97/38 - 145          [A+/A1]             Mar 2036          Floating Rate Mezzanine
MV-5(10)      $19,800,000    4.94/5.23    38 - 97/38 - 139           [A/A2]             Mar 2036          Floating Rate Mezzanine
MV-6(10)      $18,600,000    4.94/5.20    37 - 97/37 - 132          [A-/A3]             Feb 2036          Floating Rate Mezzanine
MV-7(10)      $16,800,000    4.92/5.14    37 - 97/37 - 125       [BBB+/Baa1]            Feb 2036          Floating Rate Mezzanine
MV-8(10)      $15,000,000    4.92/5.08    37 - 97/37 - 117       [BBB/Baa2]             Jan 2036          Floating Rate Mezzanine
BV(10)        $14,400,000    4.92/4.99    37 - 97/37 - 108       [BBB-/Baa3]            Nov 2035         Floating Rate Subordinate
-----------------------------------------------------------------------------------------------------------------------------------
Total:    $2,209,500,000
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


(1) The margins on the Class 3-AV, Class 4-AV-1, Class 4-AV-2, Class 4-AV-3 and Class 4-AV-4 Certificates double and the margins on the Floating Rate Subordinate Certificates are equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupon on the Class AF-4 Certificates increases by 0.50% after the Clean-up Call date.
(2) The principal balance of each Class of Certificates is subject to a 10% variance.
(3)  See "Pricing Prepayment Speed" below.
(4) Rating Agency Contacts: James Taylor, Standard & Poors, 212.438.6067; [Earl Bandy, Moody's Investors Service, 212.553.7985].
(5) The Class 1-AF Certificates are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Fixed Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(6) The Class 2-AF-1, Class 2-AF-2, Class 2-AF-3, Class 2-AF-4 and Class 2-AF-5 Certificates (collectively, the "Class 2-AF Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Fixed Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(7) The Class BF Certificates are backed by the cashflows from the Group 1 and Group 2 Mortgage Loans.
(8) The Class 3-AV Certificates are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Class AV and Floating Rate Subordinate Certificates Priority of Distributions, "cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(9) The Class 4-AV-1, Class 4-AV-2, Class 4-AV-3 and Class 4-AV-4 Certificates (collectively the "Class 4-AV Certificates") are backed primarily by the cashflows from the Group 4 Mortgage Loans. Under certain conditions referred to under "Class AV and Floating Rate Subordinate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(10) The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates (collectively, the "Floating Rate Subordinate Certificates" and, together with the Class BF Certificates, the "Subordinate Certificates") are backed by the cashflows from the Group 3 and Group 4 Mortgage Loans.





-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

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[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

Trust:                         Asset-Backed Certificates, Series 2005-16.

Depositor:                     CWABS, Inc.

Seller:                        Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead Manager) and Greenwich Capital Markets, Inc. (Co-Manager).

Trustee:                       The Bank of New York, a New York banking corporation.

Monoline Insurer:              Ambac Assurance Corporation.

Fixed Rate Certificates:       The "Fixed Rate Certificates" consist of the Class 1-AF Certificates and the Class 2-AF Certificates
                               (other than the Class 2-AF-1 Certificates) and the Class BF Certificates.

Floating Rate Certificates:    The "Floating Rate Certificates" consist of the Class 2-AF-1, Class 3-AV and Class 4-AV Certificates
                               and the Floating Rate Subordinate Certificates.

Senior Certificates:           Together, the Class 1-AF and Class 2-AF Certificates (collectively, the "Class AF Certificates")
                               and the Class 3-AV and Class 4-AV Certificates (collectively, the "Class AV Certificates") are referred to herein as the "Senior Certificates."

Subordinate Certificates:      Together, the Class BF Certificates and the Floating Rate Subordinate Certificates are referred to herein as the "Senior Certificates."

Offered Certificates:          The Senior Certificates and the Subordinate Certificates are together referred to herein as the
                               "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:      The "Non-Offered Certificates" consist of the Class CF, Class PF, Class CV, Class PV and Class A-R
                               Certificates.

                               The Offered Certificates and Non-Offered Certificates are together referred to herein as the
                               "Certificates."

Federal Tax Status:            It is anticipated that the Certificates (other than the Class A-R Certificates) will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in book-entry form through DTC, Clearstream and the
                               Euroclear System.

Statistical Pool
Calculation Date:              December 1, 2005.

Cut-off Date:                  As to any Mortgage Loan, the later of December 1, 2005 and the origination date of such Mortgage
                               Loan.

Expected Pricing Date:         On or about December [7], 2005.

Expected Closing Date:         December [28], 2005.

Expected Settlement Date:      December [28], 2005.

Distribution Date:             The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in January 2006.


-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

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[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

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

Accrued Interest:              The price to be paid by investors for the Floating Rate  Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed Rate Certificates will include accrued interest from December 1, 2005 up to, but not including, the Settlement Date.

Interest Accrual Period:       The "Interest Accrual Period" for each Distribution Date with respect to the Floating Rate
                               Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such
                               Distribution Date (on an actual/360 day basis). The "Interest Accrual Period" for each
                               Distribution Date with respect to the Fixed Rate Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 day basis).

ERISA Eligibility:             The Offered Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the
                               Internal Revenue Code of 1986, as amended, (in the case of the Class AV and Floating Rate
                               Subordinate Certificates, such plans must qualify under an investor based prohibited transaction class exemption), as described in the prospectus.

SMMEA Eligibility:             The Senior Certificates, [Class MV-1, Class MV-2 and Class MV-3] Certificates will constitute
                               "mortgage related securities" for the purposes of SMMEA. The remaining Certificates will not constitute "mortgage related securities" for purposes of SMMEA

Optional Termination:          The "Clean-up Call" may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the original Pre-Funded Amount and the aggregate principal balance of the Closing Date Pool as of the Cut-off Date.

Pricing Prepayment Speed:      The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:

                               ----------------------------------------------------------------------------------------------------
                                Fixed Rate Mortgage Loans
                               ----------------------------------------------------------------------------------------------------
                               100% PPC assumes 22% HEP (i.e., prepayments start at 2.2% CPR in month one, and increase by
                               2.2% CPR each month to 22% CPR in month ten, and remain at 22% CPR thereafter).
                               ----------------------------------------------------------------------------------------------------

                               ----------------------------------------------------------------------------------------------------
                                Adjustable Rate Mortgage Loans
                               ----------------------------------------------------------------------------------------------------
                               100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 22% CPR for each month thereafter, building to 28% CPR in month 12 and remaining constant at 28% CPR until month 33, increasing to and remaining constant at 50% CPR from month 34 until month 38, decreasing 1/4th of 20% CPR for each month thereafter, decreasing to 30% CPR in Month 42 and remaining constant at 30% CPR from month 43 and thereafter; provided, however, the prepayment rate will not exceed
                               85% CPR per annum in any period for any percentage of PPC.
                               ----------------------------------------------------------------------------------------------------

Mortgage Loans:                The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool
                               Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date
                               (the "Closing Date Pool"). The characteristics of the Closing Date Pool will vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage
                               Loans was approximately $1,888,084,497 (the "Mortgage Loans") of which: (i) approximately
                               $407,864,236 were fixed rate conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 1 Mortgage Loans"), (ii) approximately $680,154,587 were fixed rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2
                               Mortgage Loans"), (iii) approximately $415,483,359 were fixed rate and adjustable rate conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group
                               3 Mortgage Loans"), and (iv)

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This information is furnished to you solely by Countrywide Securities
Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

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[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
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
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
                               approximately $384,582,315 were fixed rate and adjustable rate non-conforming balance Mortgage
                               Loans made to borrowers with credit-blemished histories (the "Group 4 Mortgage Loans").

Pre-Funded Amount:             A deposit of not more than $552,375,000 (the "Pre-Funded Amount") will be made to a pre-funding account (the "Pre-Funding Account") on the Closing Date. From the Closing Date through February
                               11, 2006 (the "Funding Period"), the Pre-Funded Amount will be used to purchase subsequent mortgage loans (the "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans (the "Final Pool"). The characteristics of the Final Pool will vary from the characteristics of the Closing Date Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of Subsequent
                               Mortgage Loans during the Funding Period, the Final Pool of Mortgage Loans will be comprised of approximately $404,000,000 of Group 1 Mortgage Loans, approximately $676,000,000 of Group 2
                               Mortgage Loans, approximately $620,000,000 of Group 3 Mortgage Loans and approximately
                               $580,000,000 of Group 4 Mortgage Loans. Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal of the applicable Senior
                               Certificates on the immediately following Distribution Date.

Pass-Through Rate:             The Pass-Through Rate for each class of Floating Rate Certificates will be equal to the lesser of
                               (a) one-month LIBOR plus the margin for such class, and (b) the related Net Rate Cap.

                               The Pass-Through Rate on each class of Fixed Rate Certificates will be equal to the lesser of
                               (a) the fixed rate for such class and (b) the related Net Rate Cap.
Adjusted Net
Mortgage Rate:                 The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the
                               Mortgage Loan less the sum of (a) the servicing fee rate, (b) with respect to any Mortgage Loan covered by a lender paid mortgage insurance policy, the related mortgage insurance premium rate and (c) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:                  The "Net Rate Cap" is generally equal to the following (subject to certain exceptions described in the prospectus supplement):

                               ----------------------------------------------------------------------------------------------------
                                 Class
                               ----------------------------------------------------------------------------------------------------
                                 1-AF           The weighted average Adjusted Net Mortgage Rate of the Group 1 Mortgage Loans
                                                minus the percentage equivalent of a fraction, the numerator of which is (x) the product of (a) the Monoline Guaranty fee for the current Distribution Date
                                                (multiplied by 12) and (b) a fraction, the numerator of which is the net interest funds for Loan Group 1 and the denominator of which is the net interest funds for
                                                Loan Group 1 and Loan Group 2 and the denominator of which is (y) the sum of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans plus the amounts in the Pre-Funding Account allocable to the Group 1 Mortgage Loans.
                               ----------------------------------------------------------------------------------------------------
                                 2-AF           The weighted average Adjusted Net Mortgage Rate of the Group 2 Mortgage Loans minus the percentage equivalent of a fraction, the numerator of which is (x) the product of (a) the Monoline Guaranty fee rate (multiplied by 12) and (b) a fraction, the numerator of which is the net interest funds for Loan Group 2 and the denominator of which is the net interest funds for Loan Group 1 and Loan Group 2 and the denominator of which is (y) the sum of the aggregate Stated Principal
                                                Balance of the Group 2 Mortgage Loans plus the amounts in the Pre-Funding Account allocable to the Group 2 Mortgage Loans. The Net Rate Cap for the Class
                                                2-AF-1 Certificates will be adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.
                               ----------------------------------------------------------------------------------------------------
                                 BF             The weighted average of the Net Rate Cap of the Class 1-AF Certificates and the Net Rate Cap of the Class 2-AF Certificates, weighted on the basis of the excess of the sum of the aggregate stated principal balance of the Group 1 Mortgage
                                                Loans plus the amounts in the Pre-Funding Account allocable to the Group 1 Mortgage
                                                Loans and the sum of the aggregate stated principal balance
                               ----------------------------------------------------------------------------------------------------

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This information is furnished to you solely by Countrywide Securities
Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).



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[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

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
                               ----------------------------------------------------------------------------------------------------
                                                of the Group 2 Mortgage Loans plus the amounts in the Pre-Funding Account allocable to the Group 2 Mortgage Loans over the aggregate principal balance of the Class 1-AF Certificates and Class 2-AF Certificates, respectively.
                               ----------------------------------------------------------------------------------------------------
                                3-AV            The weighted average Adjusted Net Mortgage Rate of the Group 3 Mortgage Loans
                                                (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis) minus the percentage equivalent of a fraction, the numerator of which is
                                                (x) the product of (a) the Net Swap Payment (multiplied by 360 divided by the actual number of days in the related accrual period) or Swap Termination
                                                Payment (other than a Swap Termination Payment due to a Swap Provider Trigger
                                                Event) owed by the trust and (b) a fraction, the numerator of which is the net interest funds for Loan Group 3 and the denominator of which is the net interest funds for Loan Group 3 and Loan Group 4 and the denominator of which is (y) the sum of the aggregate Stated Principal Balance of the Group 3
                                                Mortgage Loans plus the amounts in the Pre-Funding Account allocable to the
                                                Group 3 Mortgage Loans.
                               ----------------------------------------------------------------------------------------------------
                                4-AV            The weighted average Adjusted Net Mortgage Rate of the Group 4 Mortgage Loans
                                                (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis) minus the percentage equivalent of a fraction, the numerator of which is (x) the product of (a) the Net Swap Payment (multiplied by 360 divided by the actual number of days in the related accrual period) or Swap
                                                Termination Payment (other than a Swap Termination Payment due to a Swap
                                                Provider Trigger Event) owed by the trust and (b) a fraction, the numerator of which is the net interest funds for Loan Group 4 and the denominator of which is the net interest funds for Loan Group 3 and Loan Group 4 and the denominator of which is (y) the sum of the aggregate Stated Principal Balance of the Group
                                                4 Mortgage Loans plus the amounts in the Pre-Funding Account allocable to the
                                                Group 4 Mortgage Loans.
                               ----------------------------------------------------------------------------------------------------
                                Floating Rate   The weighted average of the Net Rate Cap for the Class 3-AV Certificates and
                                Subordinate     the Net Rate Cap for the Class 4-AV Certificates, weighted on the basis of the excess of the sum of the aggregate stated principal balance of the Group 3
                                                Mortgage Loans plus the amounts in the Pre-Funding Account allocable to the
                                                Group 3 Mortgage Loans and the sum of the aggregate stated principal balance of the Group 4 Mortgage Loans plus the amounts in the Pre-Funding Account allocable to the Group 4 Mortgage Loans over the aggregate principal balance of the Class 3-AV Certificates and Class 4-AV Certificates, respectively.
                               ----------------------------------------------------------------------------------------------------

Net Rate Carryover:            For any class of Senior Certificates and Subordinate Certificates and any Distribution Date, the
                               "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over (ii) the amount of interest accrued based on the applicable Net
                               Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution
                               Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the applicable Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor Contract and Excess Cashflow remaining from the related loan groups, as described under the headings "Fixed Rate Certificates Priority of
                               Distributions" and "Class AV and Floating Rate Subordinate Certificates Priority of
                               Distributions" below.

Credit Enhancement:            The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate
                               Certificates, as the case may be:

                                    1)  Subordination
                                    2)  Overcollateralization
                                    3)  Net Cashflow


-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).



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-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

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
                                   4)   Swap Payments (if any) (In the case of Class AV and Floating Rate Subordinate Certificates only)

                                   5)   Monoline Guaranty: Monoline Insurer will guarantee that (i) required payments of interest on the Class AF Certificates are distributed on time, and (ii) the ultimate payment of the principal balance of the Class AF Certificates is made. The Monoline Guaranty will not cover any Net Rate Carryover, any prepayment interest shortfall amounts or any interest shortfalls resulting from the application of the Servicemembers Civil Relief Act.

                               ------------------------------------------------------------------------------------------
                                                                          Initial Target       Target Subordination
                                  Class             S&P/ Moody's          Subordination             at Stepdown
                               ------------------------------------------------------------------------------------------
                                AF                   [AAA/Aaa]                4.65%                   9.30%
                                BF                   [BBB/Baa3]               3.60%                   7.20%
                                AV                   [AAA/Aaa]               21.40%                  42.80%
                                MV-1                 [AA+/Aa1]               17.80%                  35.60%
                                MV-2                  [AA/Aa2]               14.40%                  28.80%
                                MV-3                 [AA-/Aa3]               12.35%                  24.70%
                                MV-4                  [A+/A1]                10.45%                  20.90%
                                MV-5                  [A/A2]                  8.80%                  17.60%
                                MV-6                  [A-/A3]                 7.25%                  14.50%
                                MV-7                [BBB+/Baa1]               5.85%                  11.70%
                                MV-8                [BBB/Baa2]                4.60%                   9.20%
                                BV                  [BBB-/Baa3]               3.40%                   6.80%
                               ------------------------------------------------------------------------------------------


Subordination:                 The Class BF Certificates will be subordinate to, and provide credit support for, the Class AF
                               Certificates. The Floating Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AV Certificates. Among the Floating Rate Subordinate Certificates,
                               certificates with a higher class designation will be subordinate to, and provide credit support for, those Floating Rate Subordinate Certificates with a lower class designation.

Fixed Rate
Overcollateralization Target:  Prior to the Fixed Rate Stepdown Date, the initial Overcollateralization Target for the Group 1 and Group 2 Mortgage Loans will be equal to 3.60% of the sum of the aggregate principal balance of the Group 1 and Group 2 Mortgage Loans as of the Cut-off Date and the portion of the original
                               Pre-Funded Amount allocable to Loan Group 1 and Loan Group 2 (the "Initial Fixed Rate O/C
                               Target"). The initial amount of fixed rate overcollateralization will be 2.75%.

                               On or after the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization Target will be equal to 7.20% of the principal balance of the Group 1 and Group 2 Mortgage Loans for the related Distribution Date, subject to a floor (the "Fixed Rate O/C Floor") of 0.50% of the sum of the aggregate principal balance of the Group 1 and Group 2 Mortgage Loans as of the Cut-off
                               Date and the portion of the original Pre-Funded Amount allocable to Loan Group 1 and Loan Group
                               2.

                               However, if a Fixed Rate Trigger Event (as described below) is in effect on the related
                               Distribution Date, the Fixed Rate Overcollateralization Target will be equal to the Fixed Rate
                               Overcollateralization Target on the prior Distribution Date.

Adjustable Rate
Overcollateralization Target:  Prior to the Adjustable Rate Stepdown Date, the initial Overcollateralization Target for the
                               Group 3 and Group 4 Mortgage Loans will be equal to 3.40% of the sum of the aggregate principal balance of the Group 3 and Group 4 Mortgage Loans as of the Cut-off Date and the portion of the original Pre-Funded Amount allocable to Loan Group 3 and Loan Group 4 (the "Initial Adjustable
                               Rate O/C Target"). The initial amount of adjustable rate overcollateralization will be 3.40%.

                               On or after the Adjustable Rate Stepdown Date, the Adjustable Rate Overcollateralization Target
                               will be equal to 6.80% of the aggregate principal balance of the Group 3 and Group 4 Mortgage
                               Loans for the related Distribution Date, subject to a floor (the "Adjustable Rate O/C Floor") of
                               0.50% of the sum of the aggregate principal balance of the Group 3 and Group 4 Mortgage Loans as of the Cut-off Date and the portion of the original Pre-Funded Amount allocable to Loan Group 3 and Loan Group 4.

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This information is furnished to you solely by Countrywide Securities
Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).



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                               However, if an Adjustable Rate Trigger Event (as described below) is in effect on the related
                               Distribution Date, the Adjustable Rate Overcollateralization Target will be equal to the
                               Adjustable Rate Overcollateralization Target on the prior Distribution Date.

Corridor Contract:             The Trust will include one Corridor Contract for the benefit of the Class 2-AF-1 Certificates (the
                               "Class 2-AF-1 Corridor Contract". Payments to the Trust from the Class 2-AF-1 Corridor Contract will be calculated based on the lesser of the notional amount of the Class 2-AF-1 Corridor
                               Contract and the principal balance of the Class 2-AF-1 Certificates. After the Closing Date, the
                               notional amount of the Class 2-AF-1 Corridor Contract will amortize down pursuant to an amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the Class 2-AF-1 Certificates. With respect to each
                               Distribution Date, payments received on the Class 2-AF-1 Corridor Contract will be available to pay the holders of the Class 2-AF-1 Certificates any related Net Rate Carryover. Any amounts received on the Corridor Contract on a Distribution Date that are not used to pay any Net Rate
                               Carryover on the Class 2-AF-1 Certificates on such Distribution Date will be distributed to the holder of the Class CF Certificates and will not be available for payments of any Net Rate
                               Carryover on Certificates on future Distribution Dates.

Swap Contract:                 On the Closing Date, Countrywide will enter into and then assign to the Trust a Swap Contract with a scheduled notional amount as shown in an appendix hereto. The Under the Swap Contract, the
                               Trust will be obligated to pay an amount, solely from collections on the Group 3 and Group 4
                               Mortgage Loans, equal to 4.90% per annum on the lesser of (a) the notional amount as set forth in the Swap Contract and (b) the aggregate principal balance of the Class AV Certificates and the Floating Rate Subordinate Certificates, to the swap provider (on a 30/360 basis) and the
                               Trust will be entitled to receive an amount equal to one-month LIBOR on the lesser of (a) the notional amount as set forth in the Swap Contract and (b) the aggregate principal balance of the
                               Class AV Certificates and the Floating Rate Subordinate Certificates, from the swap provider (on an actual/360 basis), until the Swap Contract is terminated. Only the net amount of the two obligations will be paid by the appropriate party (the "Net Swap Payment") on each Distribution
                               Date. Any Net Swap Payment due to the swap provider on any Distribution Date will generally be paid prior to Certificateholders. Generally, the Net Swap Payment will be deposited into a swap account (the "Swap Account") by the swap administrator pursuant to the Pooling and Servicing
                               Agreement and a swap administration agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement. Upon early termination of the Swap Contract, the Trust or the swap provider may be obligated to make a termination payment (the "Swap Termination Payment") to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Contract and will be paid on the related Distribution Date and on any subsequent Distribution Date until paid in full. In the event that the Trust is required to make a Swap Termination Payment, payments generally will be paid prior to distributions to Certificateholders.

Fixed Rate Trigger Event:      Either a Fixed Rate Delinquency Trigger Event or a Fixed Rate Cumulative Loss Trigger Event.

Adjustable Rate Trigger
Event:                         Either an Adjustable Rate Delinquency Trigger Event or an Adjustable Rate Cumulative Loss Trigger
                               Event.

Fixed Rate
Delinquency Trigger Event:     With respect to the Class AF and Class BF Certificates, a "Fixed Rate Delinquency Trigger Event"
                               will be in effect for any Distribution Date on or after the Fixed Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Group 1 and Group 2 Mortgage Loans equals or exceeds [49.00]% times the Fixed Rate Senior Enhancement Percentage.

                               As used above, the "Fixed Rate Senior Enhancement Percentage" with respect to any Distribution
                               Date on or after the Fixed Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the
                               Group 1 and Group 2 Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal

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This information is furnished to you solely by Countrywide Securities
Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).



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                               balances of the Class AF Certificates as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Group
                               1 and Group 2 Mortgage Loans for the preceding Distribution Date.

Fixed Rate Cumulative
Loss Trigger Event:            With respect to the Class AF and Class BF Certificates, a "Fixed Rate Cumulative Loss Trigger
                               Event" will be in effect for any Distribution Date on or after the Fixed Rate Stepdown Date if the aggregate amount of realized losses on the Group 1 and Group 2 Mortgage Loans exceeds the applicable percentage of the sum of the aggregate principal balance of the Group 1 and Group 2
                               Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to Loan
                               Group 1 and Loan Group 2, as set forth below:

                                Period (month)          Percentage
                                --------------          ----------
                                25 - 36                 [0.75]% with respect to January 2008, plus an
                                                        additional 1/12th of 0.75% for each month thereafter
                                37 - 48                 [1.50]% with respect to January 2009, plus an additional
                                                        1/12th of 1.00% for each month thereafter
                                49 - 60                 [2.50]% with respect to January 2010, plus an additional
                                                        1/12th of 0.75% for each month thereafter
                                61 - 72                 [3.25]% with respect to January 2011, plus an additional
                                                        1/12th of 0.50% for each month thereafter
                                73+                     [3.75]%

Adjustable Rate
Delinquency Trigger Event:     With respect to the Class AV Certificates and the Floating Rate Subordinate Certificates, an
                               "Adjustable Rate Delinquency Trigger Event" will be in effect for any Distribution Date on and after the Adjustable Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Group 3 and Group 4
                               Mortgage Loans equals or exceeds [30.00]% times the Adjustable Rate Senior Enhancement
                               Percentage.

                               As used above, the "Adjustable Rate Senior Enhancement Percentage" with respect to any
                               Distribution Date on or after the Adjustable Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Group 3 and Group 4 Mortgage Loans for the preceding Distribution Date, over (ii)
                               the sum of the certificate principal balances of the Class AV Certificates as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Group 3 and Group 4 Mortgage Loans for the preceding
                               Distribution Date.

Adjustable Rate Cumulative
Loss Trigger Event:            With respect to the Class AV Certificates and the Floating Rate Subordinate Certificates, an
                               "Adjustable Rate Cumulative Loss Trigger Event" will be in effect for any Distribution Date on and after the Adjustable Rate Stepdown Date if the aggregate amount of realized losses on the
                               Group 3 and Group 4 Mortgage Loans exceeds the applicable percentage of the sum of the aggregate principal balance of the Group 3 and Group 4 Mortgage Loans as of the Cut-off Date and the
                               portion of Pre-Funded Amount allocable to Loan Group 3 and Loan Group 4, as set forth below:



                                 Period (month)         Percentage
                                 --------------         ----------
                                 25 - 36                [1.50]% with respect to January 2008, plus an
                                                        additional 1/12th of 1.75% for each month thereafter
                                 37 - 48                [3.25]% with respect to January 2009, plus an
                                                        additional 1/12th of 1.50% for each month thereafter
                                 49 - 60                [4.75]% with respect to January 2010, plus an
                                                        additional 1/12th of 1.50% for each month thereafter
                                 61 - 72                [6.25]% with respect to January 2011, plus an
                                                        additional 1/12th of 0.50% for each month thereafter


-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities
Corporation and not by the issuer or any of its affiliates (other than
Countrywide Securities Corporation).



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  A Countrywide Capital Markets Company
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                                 73+                    [6.75]%

Fixed Rate Stepdown Date:      The earlier to occur of:
                                   (i) the Distribution Date on which the aggregate certificate principal balance of the
                                           Class AF Certificates is reduced to zero; and
                                  (ii) the later to occur of:
                                           a. the Distribution Date in January 2009
                                           b. the first Distribution Date on which the aggregate certificate principal balance of the Class AF Certificates is less than or equal to 90.70% of the principal balance of the Group 1 and Group 2 Mortgage Loans for such
                                              Distribution Date.

Adjustable Rate
Stepdown Date:                 The earlier to occur of:
                                   (i) the Distribution Date on which the aggregate certificate principal balance of the
                                           Class AV Certificates is reduced to zero; and
                                 (iii) the later to occur of:
                                           a. the Distribution Date in January 2009
                                           b. the first Distribution Date on which the aggregate certificate principal balance of the Class AV Certificates is less than or equal to 57.20% of the principal balance of the Group 3 and Group 4 Mortgage Loans for such Distribution Date.

Allocation of Losses:          Any realized losses on the Mortgage Loans not covered by Excess Interest or the O/C related to such
                               Mortgage Loans will be allocated: (i) in the case of the Group 1 and Group 2 Mortgage Loans, (x)
                               first, to the Class BF Certificates until the certificate principal balance thereof is reduced to zero, then (y)(1) any additional realized losses on the Group 1 Mortgage Loans will be allocated, to the Class 1-AF Certificates, until the certificate principal balance of such class has been reduced to zero and (2) any additional realized losses on the Group 2 Mortgage Loans will be allocated, pro rata to each class of Class 2-AF Certificates, based on the certificate principal balances thereof, in each case until the certificate principal balance of each such class has been reduced to zero and (ii) in the case of the Group 3 and Group 4 Mortgage Loans,
                               (x) first to the Class BV Certificates, then to the Class MV-8 Certificates, then to the Class
                               MV-7 Certificates, then to the Class MV-6 Certificates, then to the Class MV-5 Certificates, then to the Class MV-4 Certificates, then to the Class MV-3 Certificates, then to the Class MV-2
                               Certificates and last to the Class MV-1 Certificates in each case, until the respective certificate principal balance of each such class of Floating Rate Subordinate Certificates has been reduced to zero, then (y)(1) any additional realized losses on the Group 3 Mortgage Loans will be allocated to the Class 3-AV Certificates, until the certificate principal balance of such class has been reduced to zero and (2) any additional realized losses on the Group 4
                               Mortgage Loans will be allocated, pro rata to each class of Class 4-AV Certificates, based on the certificate principal balances thereof, in each case until the certificate principal balance of each such class has been reduced to zero. Any realized losses on the Class AF Certificates will be covered by payments under the Monoline Guaranty.

Fixed Rate Certificates
Priority of Distributions:     Available funds from the Group 1 and Group 2 Mortgage Loans will be distributed in the following order of priority:

                               1)   Interest funds, sequentially, as follows: (a) from interest funds related to all of the
                                    Group 1 and Group 2 Mortgage Loans, to pay the Monoline Guaranty fee, (b) concurrently, (i)
                                    from interest funds related to the Group 1 Mortgage Loans, to the Class 1-AF Certificates,
                                    current interest, and (ii) from interest funds related to the Group 2 Mortgage Loans, to each class of Class 2-AF Certificates, current interest, pro rata based on their entitlements, (c) from interest funds related to all of the Group 1 and Group 2 Mortgage
                                    Loans, to pay any Monoline Reimbursements, (d) concurrently, (i) from interest funds related to the Group 1 Mortgage Loans, to the Class 1-AF Certificates, any unpaid interest, and (ii) from interest funds related to the Group 2 Mortgage Loans, to each class of Class
                                    2-AF Certificates, any unpaid interest, pro rata based on their entitlements, and (b) from any interest funds related to all of the Group 1 and Group 2 Mortgage Loans, current interest, to the Class BF Certificates;


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This information is furnished to you solely by Countrywide Securities
Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).



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                               2)   Principal funds, sequentially, as follows: (a) from principal collections related to all of the Group 1 and Group 2 Mortgage Loans, to pay any remaining Monoline Guaranty fee not covered by interest, (b) concurrently, (i) from principal collections related to the Group
                                    1 Mortgage Loans, to the Class 1-AF Certificates, as described below under "Fixed Rate
                                    Principal Paydown" (ii) from principal collections related to the Group 2 Mortgage Loans, to the Class 2-AF Certificates as described below under "Fixed Rate Principal Paydown" and
                                    "Class 2-AF Principal Distributions", (c) from principal collections related to all of the
                                    Group 1 and Group 2 Mortgage Loans, to pay any remaining Monoline reimbursements not covered by interest and (d) from remaining principal collections related to all of the
                                    Group 1 and Group 2 Mortgage Loans, to the Class BF Certificates, as described under "Fixed
                                    Rate Principal Paydown" below;
                               3)   Any Fixed Rate Excess Cashflow, to the Class AF and Class BF Certificates to build or restore Fixed Rate O/C as described under "Fixed Rate Overcollateralization Target" and
                                    "Fixed Rate Principal Paydown," respectively;
                               4)   Any remaining Fixed Rate Excess Cashflow to pay any unpaid realized loss amounts, to the
                                    Class AF Certificates, pro rata, based on the amount of any unpaid realized loss amounts allocated to such classes (after application of the Adjustable Rate Excess Cashflow);
                               5)   Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, to the Class BF Certificates;
                               6)   Any remaining Fixed Rate Excess Cashflow to pay Net Rate Carryover related to the Class AF
                                    Certificates (after, in the case of the Class 2-AF-1 Certificates, application of amounts received on the Class 2-AF-1 Corridor Contract) and the Class BF Certificates (as described below);
                               7)   Any remaining Fixed Rate Excess Cashflow to restore any Adjustable Rate O/C as described under "Adjustable Rate Overcollateralization Target" and "Class AV and Floating Rate
                                    Subordinate Certificates Principal Paydown," respectively (after application of the
                                    Adjustable Rate Excess
                                    Cashflow);
                               8)   Any remaining Fixed Rate Excess Cashflow to pay any unpaid realized loss amounts, to the
                                    Class AV Certificates, pro rata, based on the amount of any unpaid realized loss amounts allocated to such classes (after application of the Adjustable Rate Excess Cashflow);
                               9)   Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class
                                    MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates (after application of the Adjustable Rate Excess Cashflow);
                               10)  Any remaining Fixed Rate Excess Cashflow to the Non-Offered Certificate(s), any remaining amount as described in the Pooling and Servicing Agreement.

                               Fixed Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the Fixed Rate Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, with respect to the Group 1 and Group 2 Mortgage
                               Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Certificates related to another Loan Group or Groups.

Class AV and Floating Rate
Subordinate Certificates
Priority of Distributions:     Available funds from the Group 3 and Group 4 Mortgage Loans will be distributed in the following order of priority:

                               1)   From available funds from the Group 3 and Group 4 Mortgage Loans, to the Swap Account, any
                                    Net Swap Payment and Swap Termination Payment for such Distribution Date (other than any
                                    Swap Termination Payment resulting from a swap provider trigger event) owed to the swap provider;
                               2)   Interest funds, sequentially, as follows: (a) concurrently, (i) from interest funds related to the Group 3 Mortgage Loans, to the Class 3-AV Certificates, current and unpaid interest, and (ii) from interest funds related to the Group 4 Mortgage Loans, to each class of Class
                                    4-AV Certificates, current and unpaid interest, pro rata based on their entitlements and
                                    (b) from any remaining interest funds related to all of the Group 3 and Group 4 Mortgage
                                    Loans, current interest,

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Corporation and not by the issuer or any of its affiliates (other than
Countrywide Securities Corporation).



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                                    sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class
                                    MV-6, Class MV-7, Class MV-8 and Class BV Certificates;
                               3)   Principal funds, sequentially, as follows: (a) concurrently, (i) from principal collections related to the Group 3 Mortgage Loans, to the Class 3-AV Certificates, as described below under "AV and Floating Rate Subordinate Certificates Principal Paydown" (ii) from principal collections related to the Group 4 Mortgage Loans, to the Class 4-AV Certificates as
                                    described below under "Class AV and Floating Rate Subordinate Certificates Principal
                                    Paydown" and "Class 4-AV Principal Distributions", and (b) from remaining principal collections related to all of the Group 3 and Group 4 Mortgage Loans, sequentially, to the
                                    Class MV-1, Class MV-2, Class MV-3, Class MV- 4, Class MV-5, Class MV-6, Class MV-7, Class
                                    MV-8 and Class BV Certificates, each as described under "Class AV and Floating Rate
                                    Subordinate Certificates Principal Paydown" below;
                               4)   Any Adjustable Rate Excess Cashflow, to the Class AV and Floating Rate Subordinate
                                    Certificates to build or restore Adjustable Rate O/C as described under "Adjustable Rate
                                    Overcollateralization Target" and "Class AV and Floating Rate Subordinate Certificates
                                    Principal Paydown," respectively;
                               5)   Any remaining Adjustable Rate Excess Cashflow to pay any unpaid realized loss amounts, to the Class AV Certificates, pro rata, based on the amount of any unpaid realized loss amounts allocated to such classes (after application of the Fixed Rate Excess Cashflow);
                               6)   Any remaining Adjustable Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class MV-3,
                                    Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates;
                               7)   Any remaining Adjustable Rate Excess Cashflow to pay Net Rate Carryover on the Class AV and
                                    Floating Rate Subordinate Certificates remaining unpaid (as described above);
                               8)   Any remaining Adjustable Rate Excess Cashflow to restore any Fixed Rate O/C as described under "Fixed Rate Overcollateralization Target" and "Fixed Rate Principal Paydown,"
                                    respectively (after application of the Fixed Rate Excess Cashflow);
                               9)   Any remaining Adjustable Rate Excess Cashflow to pay any unpaid realized loss amounts, to the Class AF Certificates, pro rata, based on the amount of any unpaid realized loss amounts allocated to such classes (after application of the Fixed Rate Excess Cashflow);
                               10)  Any remaining Adjustable Rate Excess Cashflow to pay any unpaid realized loss amounts, to the
                                    Class BF Certificates (after application of the Fixed Rate Excess Cashflow);
                               11)  Any remaining Adjustable Rate Excess Cashflow to the Non-Offered Certificate(s), any remaining amount as described in the Pooling and Servicing Agreement including any Swap Termination
                                    Payment owed to the swap provider due to a swap provider trigger event pursuant to the Swap
                                    Agreement.

                               Adjustable Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the applicable Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, with respect to the Group 3 and Group 4 Mortgage
                               Loans, under certain circumstances principal or interest from an unrelated Loan Group or Group may be used to pay the Certificates related to another Loan Group.


Fixed Rate
Principal Paydown:             Prior to the Fixed Rate Stepdown Date or if a Fixed Rate Trigger Event is in effect on any
                               Distribution Date, (i) 100% of the principal funds from Loan Group 1 will be paid to the Class
                               1-AF Certificates and (ii) 100% of the principal funds from Loan Group 2 will be paid to the
                               Class 2-AF Certificates as described below under "Class 2-AF Principal Distributions"; provided, however, that (x) if either (a) the Class 1-AF Certificates or (b) all of the Class 2-AF
                               Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired classes of Senior Certificates will be paid to the remaining Class AF Certificates, and (y) if all of the Class AF Certificates have been retired, such amounts will be applied to the Class BF Certificates.

                               On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a Fixed Rate Trigger
                               Event is not in effect on such Distribution Date, each of the Class AF and the Class BF
                               Certificates will be


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This information is furnished to you solely by Countrywide Securities
Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).



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  A Countrywide Capital Markets Company
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                               entitled to receive payments of principal related to the Group 1 and Group 2 Mortgage Loans in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 1 Mortgage Loans, to the Class 1-AF Certificates and (b) from principal collections related to the Group 2 Mortgage Loans, to the Class 2-AF Certificates, in each case, such that the Class AF Certificates in the aggregate will have 9.30% subordination, and (ii) second, from remaining principal collections related to the Group 1 and Group 2 Mortgage Loans, to the Class
                               BF Certificates such that the Class BF Certificates will have 7.20% subordination; each subject to the Fixed Rate O/C Floor.


Class AV and Floating Rate
Subordinate Certificates
Principal Paydown:             Prior to the Adjustable Rate Stepdown Date or if an Adjustable Rate Trigger Event is in effect on any Distribution Date, (i) 100% of the principal funds from Loan Group 3 will be paid to the
                               Class 3-AV Certificates and (ii) 100% of the principal funds from Loan Group 4 will be paid to the Class 4-AV Certificates as described below under "Class 4-AV Principal Distributions";
                               provided, however, that (x) if either (a) the Class 3-AV Certificates or (b) all of the Class
                               4-AV Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired classes of Senior Certificates will be paid to the remaining Class AV
                               Certificates, and (y) if all of the Class AV Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MV-1, Class MV-2, Class
                               MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates.

                               On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an Adjustable
                               Rate Trigger Event is not in effect on such Distribution Date, each of the Class 3-AV, Class
                               4-AV and Floating Rate Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 3 Mortgage Loans, to the Class 3-AV Certificates and (b) from principal collections related to the Group 4 Mortgage Loans, to the Class 4-AV Certificates, in
                               each case, such that the Class AV Certificates in the aggregate will have 42.80% subordination,
                               (ii) second, from remaining principal collections relating to the Group 3 and Group 4 Mortgage
                               Loans, to the Class MV-1 Certificates such that the Class MV-1 Certificates will have 35.60%
                               subordination, (iii) third, from remaining principal collections relating to the Group 3 and
                               Group 4 Mortgage Loans, to the Class MV-2 Certificates such that the Class MV-2 Certificates will have 28.80% subordination, (iv) fourth, from remaining principal collections relating to the Group 3 and Group 4 Mortgage Loans, to the Class MV-3 Certificates such that the Class MV-3
                               Certificates will have 24.70% subordination, (v) fifth, from remaining principal collections relating to the Group 3 and Group 4 Mortgage Loans, to the Class MV-4 Certificates such that the
                               Class MV-4 Certificates will have 20.90% subordination, (vi) sixth, from remaining principal collections relating to the Group 3 and Group 4 Mortgage Loans, to the Class MV-5 Certificates
                               such that the Class MV-5 Certificates will have 17.60% subordination, (vii) seventh, from remaining principal collections relating to the Group 3 and Group 4 Mortgage Loans, to the Class
                               MV-6 Certificates such that the Class MV-6 Certificates will have 14.50% subordination, (viii)
                               eighth, from remaining principal collections relating to the Group 3 and Group 4 Mortgage Loans, to the Class MV-7 Certificates such that the Class MV-7 Certificates will have 11.70%
                               subordination, (ix) ninth, from remaining principal collections relating to the Group 3 and
                               Group 4 Mortgage Loans, to the Class MV-8 Certificates such that the Class MV-8 Certificates will have 9.20% subordination and (x) tenth, from remaining principal collections relating to the Group 3 and Group 4 Mortgage Loans, to the Class BV Certificates such that the Class BV
                               Certificates will have 6.80% subordination; each subject to the Adjustable Rate O/C Floor.

Class 4-AV
Principal Distributions:       Principal will be distributed sequentially to the Class 4-AV-1, Class 4-AV-2, Class 4-AV-3 and Class
                               4-AV-4 Certificates, in that order, until the certificate principal balances thereof are reduced to zero.


Class 2-AF
Principal Distributions:       Principal will be distributed to the 2-AF Certificates in the following order of priority:


-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                               1.   To the Class 2-AF-5 Certificates; the Lockout Percentage of the principal distributable to the Class 2-AF Certificates, as described below:

                                                       Month               Lockout Percentage
                                                       -----               ------------------
                                                       1 - 36                     0%
                                                      37 - 60                    45%
                                                      61 - 72                    80%
                                                      73 - 84                   100%
                                                    85 and after                300%

                               2.   Sequentially, to the Class 2-AF-1, Class 2-AF-2, Class 2-AF-3, Class 2-AF-4 and Class
                                    2-AF-5 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.

Swap Account:                  Funds deposited into the Swap Account on a Distribution Date will include:

                                    (i) the Net Swap Payment owed to the swap provider for such Distribution Date,

                                   (ii) any Net Swap Payment received from the swap provider for such Distribution Date,

                               On each Distribution Date, following the distribution of any Adjustable Rate Excess Cashflow pursuant to clauses (1) through (7) under "Class AV and Floating Rate Subordinate Certificates
                               Priority of Distributions" above, but prior to the distribution of Fixed Rate Excess Cashflow pursuant to clauses (7), (8) and (9) under "Fixed Rate Certificates Priority of Distributions"
                               above, payments will generally be distributed from the Swap Account as follows:

                               (i) to the swap provider, any Net Swap Payment owed to the swap provider pursuant to the Swap
                               Agreement for such Distribution Date;
                               (ii) to the swap provider, any Swap Termination Payment owed to the swap provider not due to a swap provider trigger event pursuant to the Swap Agreement;
                               (iii) to the Class AV Certificates, any unpaid interest, pro rata;
                               (iv) to the Floating Rate Subordinate Certificates, sequentially in order of their payment priority, any unpaid interest;
                               (v) to the Class AV Certificates and the Floating Rate Subordinate Certificates (as described above under "Class AV and Floating Rate Subordinate Certificates Priority of Distributions") any amount necessary to restore or maintain Adjustable Rate O/C;
                               (vi) an amount equal to any remaining unpaid Net Rate Carryover with respect to the Class AV and
                               Floating Rate Subordinate Certificates, pro rata, based on the remaining unpaid Net Rate Carryover for each such certificates;
                               (vii) to the Class AV Certificates, any remaining unpaid realized loss amounts, pro rata;
                               (viii) to the Floating Rate Subordinate Certificates, sequentially in order of their payment priority, any remaining unpaid realized loss amounts; and (viii) to the swap provider, any Swap
                               Termination Payment owed to the Swap Provider specifically due to a Swap Provider trigger event pursuant to the Swap Agreement.




[Discount Margin Tables, Available Funds Schedule, Corridor Contracts, Swap Schedule and Collateral Tables to Follow]



-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                     Discount Margin/Yield Tables (%) (1)

Class 1-A-F (To Call)
-------------------------------------------------------------------------------
  Coupon                        5.690%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%      100%        125%      150%

===============================================================================
Yield @ 100-00                 5.680      5.655     5.629       5.601     5.572
===============================================================================
WAL (yr)                       6.55       4.57      3.47        2.77      2.29
MDUR (yr)                      4.90       3.69      2.93        2.41      2.04
First Prin Pay                 Jan06      Jan06     Jan06       Jan06     Jan06
Last Prin Pay                  Jun21      Sep16     Jan14       Apr12     Feb11
-------------------------------------------------------------------------------

Class 1-A-F (To Maturity)
-------------------------------------------------------------------------------
 Coupon                         5.690%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%      100%        125%      150%

===============================================================================
Yield @ 100-00                 5.683      5.661     5.637       5.613     5.587
===============================================================================
WAL (yr)                       7.08       5.06      3.87        3.10      2.56
MDUR (yr)                      5.08       3.91      3.15        2.61      2.22
First Prin Pay                 Jan06      Jan06     Jan06       Jan06     Jan06
Last Prin Pay                  Jan34      Jan30     May25       Aug21     Nov18
-------------------------------------------------------------------------------


Class 2-AF-1 (To Call)
-------------------------------------------------------------------------------
 Margin                         0.16%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%      100%        125%      150%

===============================================================================
DM @ 100-00                    16         16        16          16        16
===============================================================================
WAL (yr)                       1.73       1.24      0.99        0.83      0.72
MDUR (yr)                      1.63       1.19      0.95        0.81      0.71
First Prin Pay                 Jan06      Jan06     Jan06       Jan06     Jan06
Last Prin Pay                  Jun09      May08     Oct07       Jun07     Apr07
-------------------------------------------------------------------------------

Class 2-AF-1 (To Maturity)
-------------------------------------------------------------------------------
 Margin                         0.16%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%      100%        125%      150%

===============================================================================
DM @ 100-00                    16         16        16          16        16
===============================================================================
WAL (yr)                       1.73       1.24      0.99        0.83      0.72
MDUR (yr)                      1.63       1.19      0.95        0.81      0.71
First Prin Pay                 Jan06      Jan06     Jan06       Jan06     Jan06
Last Prin Pay                  Jun09      May08     Oct07       Jun07     Apr07

-------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.


-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class 2-AF-2 (To Call)
-------------------------------------------------------------------------------
 Coupon                        5.397%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%        75%        100%      125%       150%

===============================================================================
Yield @ 100-00                 5.370      5.332      5.296     5.260      5.224
===============================================================================
WAL (yr)                       4.73       3.19       2.42      1.96       1.64
MDUR (yr)                      4.06       2.86       2.21      1.81       1.53
First Prin Pay                 Jun09      May08      Oct07     Jun07      Apr07
Last Prin Pay                  Feb12      Jan10      Dec08     May08      Dec07
-------------------------------------------------------------------------------


Class 2-AF-2 (To Maturity)
-------------------------------------------------------------------------------
 Coupon                        5.397%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%        75%        100%      125%       150%

===============================================================================
Yield @ 100-00                 5.370      5.332      5.296     5.260      5.224
===============================================================================
WAL (yr)                       4.73       3.19       2.42      1.96       1.64
MDUR (yr)                      4.06       2.86       2.21      1.81       1.53
First Prin Pay                 Jun09      May08      Oct07     Jun07      Apr07
Last Prin Pay                  Feb12      Jan10      Dec08     May08      Dec07
-------------------------------------------------------------------------------


Class 2-AF-3 (To Call)
-------------------------------------------------------------------------------
 Coupon                        5.742%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%        75%        100%      125%       150%

===============================================================================
Yield @ 100-00                 5.759      5.737      5.712     5.686      5.658
===============================================================================
WAL (yr)                       10.10      6.44       4.49      3.46       2.78
MDUR (yr)                      7.37       5.19       3.84      3.05       2.50
First Prin Pay                 Feb12      Jan10      Dec08     May08      Dec07
Last Prin Pay                  Dec20      May16      Aug12     Dec10      Nov09
-------------------------------------------------------------------------------



Class 2-AF-3 (To Maturity)
-------------------------------------------------------------------------------
 Coupon                        5.742%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%        75%        100%      125%       150%

===============================================================================
Yield @ 100-00                 5.759      5.737      5.712     5.686      5.658
===============================================================================
WAL (yr)                       10.10      6.44       4.49      3.46       2.78
MDUR (yr)                      7.37       5.19       3.84      3.05       2.50
First Prin Pay                 Feb12      Jan10      Dec08     May08      Dec07
Last Prin Pay                  Dec20      May16      Aug12     Dec10      Nov09
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



Class 2-AF-4 (To Call)
-------------------------------------------------------------------------------
 Coupon                         5.981%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%        75%       100%        125%      150%

===============================================================================
Yield @ 100-00                 6.016      6.004     5.991       5.975     5.958
===============================================================================
WAL (yr)                       15.48      10.73     7.94        6.01      4.80
MDUR (yr)                      9.84       7.72      6.15        4.91      4.06
First Prin Pay                 Dec20      May16     Aug12       Dec10     Nov09
Last Prin Pay                  Jun21      Sep16     Jan14       Apr12     Feb11
-------------------------------------------------------------------------------


Class 2-AF-4 (To Maturity)
-------------------------------------------------------------------------------
 Coupon                         5.981%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%        75%       100%        125%      150%

===============================================================================
Yield @ 100-00                 6.084      6.105     6.108       6.092     6.052
===============================================================================
WAL (yr)                       19.89      14.71     11.01       8.11      5.99
MDUR (yr)                      11.25      9.41      7.73        6.13      4.81
First Prin Pay                 Dec20      May16     Aug12       Dec10     Nov09
Last Prin Pay                  Jan34      Jan30     May25       Aug21     Nov18
-------------------------------------------------------------------------------



Class 2-AF-5 (To Call)
-------------------------------------------------------------------------------
 Coupon                         5.565%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%        75%       100%        125%      150%

===============================================================================
Yield @ 100-00                 5.570      5.565     5.559       5.551     5.540
===============================================================================
WAL (yr)                       8.05       7.13      6.44        5.60      4.83
MDUR (yr)                      6.22       5.67      5.23        4.67      4.13
First Prin Pay                 Jan09      Jan09     Jan09       Jan09     Feb09
Last Prin Pay                  Jun21      Sep16     Jan14       Apr12     Feb11
-------------------------------------------------------------------------------



Class 2-AF-5 (To Maturity)
-------------------------------------------------------------------------------
Coupon                          5.565%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%        75%       100%        125%      150%

===============================================================================
Yield @ 100-00                 5.570      5.565     5.561       5.558     5.556
===============================================================================
WAL (yr)                       8.08       7.22      6.68        6.33      6.08
MDUR (yr)                      6.23       5.71      5.38        5.15      4.98
First Prin Pay                 Jan09      Jan09     Jan09       Jan09     Feb09
Last Prin Pay                  Nov33      Nov29     Mar25       Jun21     Sep18
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



Class BF (To Call)
-------------------------------------------------------------------------------
 Coupon                         6.20%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%        75%       100%       125%       150%

===============================================================================
Yield @ 87.97                  7.954      8.454     8.995      9.522      9.949
===============================================================================
WAL (yr)                       10.97      7.63      5.76       4.64       3.99
MDUR (yr)                      7.20       5.56      4.46       3.74       3.31
First Prin Pay                 Jul11      Nov09     Jan09      Jan09      Feb09
Last Prin Pay                  Jun21      Sep16     Jan14      Apr12      Feb11
-------------------------------------------------------------------------------



Class BF (To Maturity)
-------------------------------------------------------------------------------
 Coupon                         6.20%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%        75%       100%       125%       150%

===============================================================================
Yield @ 87.97                  7.909      8.362     8.855      9.332      9.725
===============================================================================
WAL (yr)                       11.67      8.25      6.26       5.06       4.34
MDUR (yr)                      7.38       5.78      4.68       3.95       3.51
First Prin Pay                 Jul11      Nov09     Jan09      Jan09      Feb09
Last Prin Pay                  Feb26      Sep20     Mar17      Dec14      Apr13
-------------------------------------------------------------------------------



Class 3-AV-1 (To Call)
-------------------------------------------------------------------------------
 Margin                         0.23%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%        75%       100%       125%       150%

===============================================================================
DM @ 100-00                    23         23        23         23         23
===============================================================================
WAL (yr)                       4.88       3.36      2.53       1.92       1.45
MDUR (yr)                      4.03       2.94      2.28       1.78       1.38
First Prin Pay                 Jan06      Jan06     Jan06      Jan06      Jan06
Last Prin Pay                  Jun21      Sep16     Jan14      Apr12      Dec08
-------------------------------------------------------------------------------



Class 3-AV-1 (To Maturity)
-------------------------------------------------------------------------------
 Margin                         0.23%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%        75%       100%       125%       150%

===============================================================================
DM @ 100-00                    24         24        24         24         23
===============================================================================
WAL (yr)                       5.12       3.54      2.65       2.02       1.45
MDUR (yr)                      4.13       3.04      2.37       1.85       1.38
First Prin Pay                 Jan06      Jan06     Jan06      Jan06      Jan06
Last Prin Pay                  Oct32      Oct26     Sep21      Apr18      Dec08
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



Class 4-AV-1 (To Call)
-------------------------------------------------------------------------------
 Margin                         0.10%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%        75%       100%       125%       150%

===============================================================================
DM @ 100-00                     10         10        10         10         10
===============================================================================
WAL (yr)                       1.69       1.24      0.99       0.84       0.74
MDUR (yr)                      1.61       1.19      0.96       0.82       0.72
First Prin Pay                 Jan06      Jan06     Jan06      Jan06      Jan06
Last Prin Pay                  Jan09      Apr08     Sep07      Jun07      Mar07
-------------------------------------------------------------------------------


Class 4-AV-1 (To Maturity)
-------------------------------------------------------------------------------
 Margin                         0.10%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%        75%       100%       125%       150%

===============================================================================
DM @ 100-00                     10         10        10         10         10
===============================================================================
WAL (yr)                       1.69       1.24      0.99       0.84       0.74
MDUR (yr)                      1.61       1.19      0.96       0.82       0.72
First Prin Pay                 Jan06      Jan06     Jan06      Jan06      Jan06
Last Prin Pay                  Jan09      Apr08     Sep07      Jun07      Mar07
-------------------------------------------------------------------------------


Class 4-AV-2 (To Call)
-------------------------------------------------------------------------------
 Margin                         0.17%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%        75%       100%       125%       150%

===============================================================================
DM @ 100-00                     17         17        17         17         17
===============================================================================
WAL (yr)                       3.59       2.65      2.07       1.69       1.43
MDUR (yr)                      3.29       2.48      1.96       1.61       1.37
First Prin Pay                 Jan09      Apr08     Sep07      Jun07      Mar07
Last Prin Pay                  Feb10      Nov08     Apr08      Nov07      Jul07
-------------------------------------------------------------------------------


Class 4-AV-2 (To Maturity)
-------------------------------------------------------------------------------
 Margin                         0.17%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%        75%       100%       125%       150%

===============================================================================
DM @ 100-00                     17         17        17         17         17
===============================================================================
WAL (yr)                       3.59       2.65      2.07       1.69       1.43
MDUR (yr)                      3.29       2.48      1.96       1.61       1.37
First Prin Pay                 Jan09      Apr08     Sep07      Jun07      Mar07
Last Prin Pay                  Feb10      Nov08     Apr08      Nov07      Jul07
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



Class 4-AV-3 (To Call)
-------------------------------------------------------------------------------
 Margin                         0.26%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%        75%       100%       125%       150%

===============================================================================
DM @ 100-00                     26         26        26         26         26
===============================================================================
WAL (yr)                       6.41       4.29      3.20       2.43       2.04
MDUR (yr)                      5.46       3.85      2.94       2.28       1.93
First Prin Pay                 Feb10      Nov08     Apr08      Nov07      Jul07
Last Prin Pay                  Oct15      Jul12     Oct10      Nov08      Jul08
-------------------------------------------------------------------------------


Class 4-AV-3 (To Maturity)
-------------------------------------------------------------------------------
 Margin                         0.26%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%        75%       100%       125%       150%

===============================================================================
DM @ 100-00                     26         26        26         26         26
===============================================================================
WAL (yr)                       6.41       4.29      3.20       2.43       2.04
MDUR (yr)                      5.46       3.85      2.94       2.28       1.93
First Prin Pay                 Feb10      Nov08     Apr08      Nov07      Jul07
Last Prin Pay                  Oct15      Jul12     Oct10      Nov08      Jul08
-------------------------------------------------------------------------------



Class 4-AV-4 (To Call)
-------------------------------------------------------------------------------
 Margin                         0.35%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%        75%       100%       125%       150%

===============================================================================
DM @ 100-00                     35         35        35         35         35
===============================================================================
WAL (yr)                       13.50      9.23      6.86       5.11       2.88
MDUR (yr)                      9.86       7.39      5.79       4.47       2.67
First Prin Pay                 Oct15      Jul12     Oct10      Nov08      Jul08
Last Prin Pay                  Jun21      Sep16     Jan14      Apr12      Feb11
-------------------------------------------------------------------------------


Class 4-AV-4 (To Maturity)
-------------------------------------------------------------------------------
 Margin                         0.35%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%        75%       100%       125%       150%
===============================================================================
DM @ 100-00                     37         38        38         39         36
===============================================================================
WAL (yr)                       15.25      10.63     7.90       5.92       2.99
MDUR (yr)                      10.58      8.13      6.43       5.02       2.75
First Prin Pay                 Oct15      Jul12     Oct10      Nov08      Jul08
Last Prin Pay                  Jan33      Apr27     May22      Nov18      May16
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



Class MV-1 (To Call)
-------------------------------------------------------------------------------
 Margin                         0.46%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%         75%      100%       125%       150%

===============================================================================
DM @ 100-00                     46          46       46         46         46
===============================================================================
WAL (yr)                       9.69        6.53     5.03       4.72       5.16
MDUR (yr)                      7.47        5.44     4.38       4.17       4.53
First Prin Pay                 Jul10       Jan09    Apr09      Dec09      Feb11
Last Prin Pay                  Jun21       Sep16    Jan14      Apr12      Feb11
-------------------------------------------------------------------------------



Class MV-1 (To Maturity)
-------------------------------------------------------------------------------
 Margin                         0.46%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%         75%      100%       125%       150%

===============================================================================
DM @ 100-00                     47          47       47         47         51
===============================================================================
WAL (yr)                       10.38       7.05     5.41       5.00       7.03
MDUR (yr)                      7.76        5.71     4.61       4.37       5.89
First Prin Pay                 Jul10       Jan09    Apr09      Dec09      May11
Last Prin Pay                  Jul30       Mar24    Sep19      Sep16      Nov15
-------------------------------------------------------------------------------



Class MV-2 (To Call)
-------------------------------------------------------------------------------
 Margin                         0.48%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%         75%      100%       125%       150%

===============================================================================
DM @ 100-00                     48          48       48         48         48
===============================================================================
WAL (yr)                       9.69        6.53     4.98       4.44       4.84
MDUR (yr)                      7.46        5.43     4.33       3.94       4.28
First Prin Pay                 Jul10       Jan09    Mar09      Aug09      Apr10
Last Prin Pay                  Jun21       Sep16    Jan14      Apr12      Feb11
-------------------------------------------------------------------------------



Class MV-2 (To Maturity)
-------------------------------------------------------------------------------
 Margin                         0.48%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%         75%      100%       125%       150%

===============================================================================
DM @ 100-00                     49          49       49         49         49
===============================================================================
WAL (yr)                       10.36       7.03     5.34       4.71       5.07
MDUR (yr)                      7.74        5.70     4.55       4.13       4.45
First Prin Pay                 Jul10       Jan09    Mar09      Aug09      Apr10
Last Prin Pay                  Nov29       Jul23    Feb19      Apr16      Apr14
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class MV-3 (To Call)
-------------------------------------------------------------------------------
 Margin                         0.50%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%         75%      100%       125%       150%

===============================================================================
DM @ 100-00                     50          50       50         50         50
===============================================================================
WAL (yr)                       9.69        6.53     4.96       4.29       4.32
MDUR (yr)                      7.46        5.43     4.31       3.82       3.86
First Prin Pay                 Jul10       Jan09    Mar09      Jun09      Dec09
Last Prin Pay                  Jun21       Sep16    Jan14      Apr12      Feb11
-------------------------------------------------------------------------------



Class MV-3 (To Maturity)
-------------------------------------------------------------------------------
 Margin                         0.50%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%         75%      100%       125%       150%

===============================================================================
DM @ 100-00                     51          51       51         51         51
===============================================================================
WAL (yr)                       10.33       7.00     5.30       4.55       4.51
MDUR (yr)                      7.72        5.68     4.52       4.00       4.00
First Prin Pay                 Jul10       Jan09    Mar09      Jun09      Dec09
Last Prin Pay                  Feb29       Sep22    Jul18      Oct15      Oct13
-------------------------------------------------------------------------------



Class MV-4 (To Call)
-------------------------------------------------------------------------------
 Margin                         0.70%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%         75%      100%       125%       150%

===============================================================================
DM @ 100-00                     70          70       70         70         70
===============================================================================
WAL (yr)                       9.69        6.53     4.94       4.21       4.07
MDUR (yr)                      7.38        5.39     4.27       3.74       3.64
First Prin Pay                 Jul10       Jan09    Feb09      Apr09      Aug09
Last Prin Pay                  Jun21       Sep16    Jan14      Apr12      Feb11
-------------------------------------------------------------------------------



Class MV-4 (To Maturity)
-------------------------------------------------------------------------------
 Margin                         0.70%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%         75%      100%       125%       150%

===============================================================================
DM @ 100-00                     71          71       72         71         71
===============================================================================
WAL (yr)                       10.31       6.98     5.26       4.45       4.25
MDUR (yr)                      7.63        5.62     4.47       3.90       3.77
First Prin Pay                 Jul10       Jan09    Feb09      Apr09      Aug09
Last Prin Pay                  Jun28       Feb22    Jan18      May15      Jul13
-------------------------------------------------------------------------------





-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



Class MV-5 (To Call)
-------------------------------------------------------------------------------
 Margin                         0.78%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%         75%      100%       125%       150%

===============================================================================
DM @ 100-00                     78          78       78         78         78
===============================================================================
WAL (yr)                       9.69        6.53     4.94       4.16       3.91
MDUR (yr)                      7.34        5.37     4.26       3.68       3.50
First Prin Pay                 Jul10       Jan09    Feb09      Mar09      Jun09
Last Prin Pay                  Jun21       Sep16    Jan14      Apr12      Feb11
-------------------------------------------------------------------------------



Class MV-5 (To Maturity)
-------------------------------------------------------------------------------
 Margin                         0.78%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%         75%      100%       125%       150%

===============================================================================
DM @ 100-00                     79          80       80         80         79
===============================================================================
WAL (yr)                       10.27       6.94     5.23       4.38       4.07
MDUR (yr)                      7.58        5.59     4.44       3.83       3.62
First Prin Pay                 Jul10       Jan09    Feb09      Mar09      Jun09
Last Prin Pay                  Sep27       Jun21    Jul17      Dec14      Feb13
-------------------------------------------------------------------------------



Class MV-6 (To Call)
-------------------------------------------------------------------------------
 Margin                         0.85%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%         75%      100%       125%       150%

===============================================================================
DM @ 100-00                     85          85       85         85         85
===============================================================================
WAL (yr)                       9.69        6.53     4.94       4.13       3.80
MDUR (yr)                      7.32        5.35     4.25       3.65       3.40
First Prin Pay                 Jul10       Jan09    Jan09      Mar09      Apr09
Last Prin Pay                  Jun21       Sep16    Jan14      Apr12      Feb11
-------------------------------------------------------------------------------



Class MV-6 (To Maturity)
-------------------------------------------------------------------------------
 Margin                         0.85%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%         75%      100%       125%       150%

===============================================================================
DM @ 100-00                     86          86       87         86         86
===============================================================================
WAL (yr)                       10.22       6.90     5.20       4.32       3.93
MDUR (yr)                      7.53        5.55     4.41       3.78       3.50
First Prin Pay                 Jul10       Jan09    Jan09      Mar09      Apr09
Last Prin Pay                  Dec26       Oct20    Dec16      Jul14      Oct12
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



Class MV-7 (To Call)
-------------------------------------------------------------------------------
 Margin                         2.25%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%         75%      100%        125%      150%

===============================================================================
DM @ 100-00                     225         225      225         225       225
===============================================================================
WAL (yr)                       9.69        6.53     4.92        4.10      3.71
MDUR (yr)                      6.80        5.07     4.05        3.50      3.22
First Prin Pay                 Jul10       Jan09    Jan09       Feb09     Mar09
Last Prin Pay                  Jun21       Sep16    Jan14       Apr12     Feb11
-------------------------------------------------------------------------------



Class MV-7 (To Maturity)
-------------------------------------------------------------------------------
 Margin                         2.25%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%         75%      100%        125%      150%

===============================================================================
DM @ 100-00                     227         228      228         228       228
===============================================================================
WAL (yr)                       10.15       6.85     5.14        4.26      3.82
MDUR (yr)                      6.96        5.22     4.18        3.60      3.30
First Prin Pay                 Jul10       Jan09    Jan09       Feb09     Mar09
Last Prin Pay                  Jan26       Dec19    May16       Jan14     Jun12
-------------------------------------------------------------------------------


Class MV-8 (To Call)
-------------------------------------------------------------------------------
 Margin                         2.25%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%         75%      100%        125%      150%

===============================================================================
DM @ 96.94                      270         285      300         312       320
===============================================================================
WAL (yr)                       9.69        6.53     4.92        4.09      3.66
MDUR (yr)                      6.71        5.01     4.01        3.46      3.16
First Prin Pay                 Jul10       Jan09    Jan09       Feb09     Feb09
Last Prin Pay                  Jun21       Sep16    Jan14       Apr12     Feb11
-------------------------------------------------------------------------------



Class MV-8 (To Maturity)
-------------------------------------------------------------------------------
 Margin                         2.25%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%         75%      100%        125%      150%

===============================================================================
DM @ 96.94                      271         286      301         312       320
===============================================================================
WAL (yr)                       10.05       6.77     5.08        4.20      3.73
MDUR (yr)                      6.83        5.12     4.09        3.53      3.21
First Prin Pay                 Jul10       Jan09    Jan09       Feb09     Feb09
Last Prin Pay                  Dec24       Feb19    Sep15       Jul13     Dec11
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



Class BV (To Call)
-------------------------------------------------------------------------------
 Margin                         2.25%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%          75%      100%       125%      150%

===============================================================================
DM @ 93.03                     330           365      400        429        449
===============================================================================
WAL (yr)                       9.69          6.53     4.92       4.07     3.62
MDUR (yr)                      6.60          4.93     3.95       3.40     3.09
First Prin Pay                 Jul10         Jan09    Jan09      Jan09    Feb09
Last Prin Pay                  Jun21         Sep16    Jan14      Apr12    Feb11
-------------------------------------------------------------------------------



Class BV (To Maturity)
-------------------------------------------------------------------------------
 Margin                         2.25%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                50%          75%      100%       125%      150%

===============================================================================
DM @ 93.03                     330           365      400        428      449
-------------------------------------------------------------------------------
WAL (yr)                       9.89          6.65     4.99       4.11     3.63
MDUR (yr)                      6.66          4.98     3.98       3.42     3.10
First Prin Pay                 Jul10         Jan09    Jan09      Jan09    Feb09
Last Prin Pay                  Sep23         Feb18    Dec14      Dec12    Jul11
-------------------------------------------------------------------------------








-------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                Class 2-AF-1 Available Funds Rate Schedule (1)
                ----------------------------------------------

      ----------------------------------------------------------------
                                 Available
                                 Funds Rate     Available Funds
      Period                     (%)                 Rate (%)
      ----------------------------------------------------------------
                                 (2)                (3)
        1                        6.74               6.74
        2                        6.08               9.00
        3                        6.74               9.00
        4                        6.08               9.00
        5                        6.29               9.00
        6                        6.08               9.00
        7                        6.29               9.00
        8                        6.08               9.00
        9                        6.08               9.00
        10                       6.29               9.00
        11                       6.05               9.00
        12                       6.25               9.01
        13                       6.05               9.01
        14                       6.05               9.01
        15                       6.70               9.00
        16                       6.05               9.00
        17                       6.25               9.00
        18                       6.05               9.00
        19                       6.25               9.00
        20                       6.05               9.00
        21                       6.05               9.00
        22                       6.25               9.00
      --------------------------------------------------------------



(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBORstays at 4.320%, 6-Month LIBOR stays at 4.645%, the collateralis run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
-------------------------------------------------------------------------------

 Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication.

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                       Class 3-A Available Funds Rate Schedule (1)
                       -------------------------------------------

----------------------------------------------    --------------------------------------------
           Available Funds   Available Funds               Available Funds    Available Funds
Period         Rate (%)          Rate (%)         Period      Rate (%)           Rate (%)
---------------------------------------------     --------------------------------------------
               (2)               (3)                            (2)                (3)
1              7.39              7.39               50          9.37               23.91
2              6.63              22.37              51          10.07              24.68
3              6.98              22.70              52          9.36               23.79
4              6.63              22.33              53          9.58               24.02
5              6.74              22.43              54          9.35               24.39
6              6.63              22.31              55          9.57               24.61
7              6.75              22.43              56          9.34               24.28
8              6.64              22.34              57          9.34               24.24
9              6.64              22.38              58          9.55               24.48
10             6.74              22.53              59          9.33               24.17
11             6.64              22.46              60          9.54               24.81
12             6.74              22.62              61          9.58               11.83
13             6.63              22.55              62          9.58               11.82
14             6.63              22.56              63          10.60              13.08
15             6.98              22.88              64          9.56               11.80
16             6.64              22.50              65          9.88               12.18
17             6.74              22.53              66          9.55               11.78
18             6.64              22.32              67          9.86               12.16
19             6.75              22.30              68          9.54               11.76
20             6.65              22.07              69          9.53               11.75
21             6.65              21.95              70          9.84               12.13
22             6.77              21.94              71          9.52               11.73
23             6.67              21.73              72          9.83               12.11
24             7.41              22.36              73          9.51               11.70
25             7.28              21.95              74          9.50               11.69
26             7.29              21.68              75          10.15              12.49
27             7.58              21.72              76          9.49               11.67
28             7.30              21.19              77          9.80               12.05
29             7.45              21.12              78          9.47               11.65
30             7.74              21.17              79          9.78               12.03
31             7.91              21.25              80          9.46               11.63
32             7.75              20.99              81          9.45               11.62
33             7.75              20.92              82          9.76               11.99
34             7.90              21.28              83          9.44               11.59
35             7.76              21.36              84          9.75               11.97
36             8.86              23.11              85          9.43               11.57
37             8.65              22.90              86          9.42               11.56
38             8.64              22.89              87          10.42              12.79
39             9.23              23.44              88          9.41               11.54
40             8.62              22.69              89          9.71               11.91
41             8.82              22.73              90          9.39               11.51
42             9.23              23.43              91          9.70               11.89
43             9.43              23.60              92          9.38               11.49
44             9.22              23.30              93          9.37               11.48
45             9.22              23.23              94          9.68               11.85
46             9.42              23.42              95          9.36               11.46
47             9.22              23.16              96          9.67               11.83
48             9.60              24.28              97          9.35               11.43
49             9.38              23.97
----------------------------------------------     -----------------------------------------



(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 4.320%, 6-Month LIBOR stays at 4.645%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Swap Contract.
-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication.

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                        Class 4-A Available Funds Rate Schedule (1)
                        -------------------------------------------

----------------------------------------------    --------------------------------------------
           Available Funds   Available Funds                Available Funds    Available Funds
Period         Rate (%)          Rate (%)         Period        Rate (%)           Rate (%)
----------------------------------------------    --------------------------------------------
               (2)               (3)                            (2)                (3)
1              6.96              6.96               50          8.22               20.50
2              6.24              21.07              51          8.83               21.16
3              6.57              21.37              52          8.20               20.37
4              6.24              21.02              53          8.39               20.55
5              6.35              21.11              54          8.19               20.52
6              6.25              21.01              55          8.37               20.70
7              6.35              21.12              56          8.17               20.41
8              6.25              21.04              57          8.16               20.36
9              6.25              21.06              58          8.34               20.55
10             6.35              21.20              59          8.14               20.27
11             6.24              21.14              60          8.32               20.62
12             6.34              21.28              61          8.36               9.83
13             6.24              21.21              62          8.35               9.82
14             6.24              21.21              63          9.23               10.85
15             6.56              21.51              64          8.33               9.79
16             6.24              21.14              65          8.60               10.10
17             6.34              21.17              66          8.31               9.76
18             6.24              20.98              67          8.58               10.07
19             6.35              20.96              68          8.29               9.73
20             6.25              20.73              69          8.28               9.72
21             6.25              20.61              70          8.55               10.02
22             6.35              20.60              71          8.26               9.69
23             6.26              20.39              72          8.53               9.99
24             6.93              20.93              73          8.24               9.66
25             6.82              20.54              74          8.23               9.64
26             6.82              20.29              75          8.79               10.29
27             7.10              20.32              76          8.22               9.61
28             6.82              19.81              77          8.48               9.92
29             6.97              19.73              78          8.20               9.58
30             7.25              19.81              79          8.46               9.89
31             7.40              19.87              80          8.18               9.55
32             7.25              19.63              81          8.17               9.54
33             7.25              19.55              82          8.43               9.84
34             7.38              19.85              83          8.15               9.51
35             7.23              19.89              84          8.41               9.81
36             8.04              20.86              85          8.13               9.48
37             7.84              20.63              86          8.12               9.47
38             7.81              20.58              87          8.98               10.46
39             8.34              21.04              88          8.10               9.44
40             7.78              20.32              89          8.36               9.74
41             7.95              20.33              90          8.09               9.41
42             8.13              20.55              91          8.35               9.71
43             8.31              20.69              92          8.07               9.38
44             8.12              20.42              93          8.06               9.36
45             8.11              20.35              94          8.32               9.66
46             8.29              20.49              95          8.04               9.34
47             8.10              20.25              96          8.30               9.63
48             8.43              20.85              97          8.02               9.31
49             8.23              20.57
----------------------------------------------    --------------------------------------




(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 4.320%, 6-Month LIBOR stays at 4.645%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Swap Contract.
-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication.

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

        Subordinate Floating Rate Certificates Available Funds Rate Schedule (1)
        ------------------------------------------------------------------------

----------------------------------------------     --------------------------------------------
           Available Funds   Available Funds                Available Funds   Available Funds
Period         Rate (%)          Rate (%)          Period      Rate (%)          Rate (%)
----------------------------------------------     --------------------------------------------
               (2)               (3)                            (2)               (3)
1              7.18              7.18               50          8.79              24.44
2              6.44              24.57              51          9.44              25.09
3              6.78              24.80              52          8.77              24.30
4              6.45              24.52              53          8.97              24.47
5              6.55              24.59              54          8.76              24.64
6              6.45              24.50              55          8.95              24.82
7              6.56              24.59              56          8.74              24.52
8              6.45              24.53              57          8.73              24.46
9              6.45              24.57              58          8.93              24.65
10             6.55              24.70              59          8.72              24.36
11             6.45              24.66              60          8.92              24.83
12             6.55              24.80              61          8.95              10.81
13             6.44              24.76              62          8.94              10.79
14             6.44              24.77              63          9.89              11.93
15             6.77              25.00              64          8.93              10.77
16             6.44              24.69              65          9.22              11.11
17             6.55              24.68              66          8.91              10.74
18             6.45              24.48              67          9.20              11.08
19             6.56              24.42              68          8.89              10.71
20             6.45              24.19              69          8.88              10.70
21             6.46              24.05              70          9.17              11.04
22             6.57              23.99              71          8.87              10.67
23             6.47              23.78              72          9.15              11.01
24             7.18              24.33              73          8.85              10.64
25             7.06              23.89              74          8.84              10.63
26             7.06              23.58              75          9.44              11.35
27             7.35              23.53              76          8.82              10.60
28             7.07              23.01              77          9.11              10.94
29             7.22              22.87              78          8.81              10.57
30             7.50              22.91              79          9.09              10.91
31             7.66              22.95              80          8.79              10.54
32             7.51              22.70              81          8.78              10.53
33             7.51              22.61              82          9.07              10.87
34             7.65              22.96              83          8.76              10.50
35             7.50              23.07              84          9.05              10.84
36             8.46              24.46              85          8.75              10.47
37             8.26              24.27              86          8.74              10.46
38             8.24              23.74              87          9.67              11.57
39             8.79              24.27              88          8.72              10.43
40             8.21              23.66              89          9.00              10.77
41             8.40              23.73              90          8.70              10.40
42             8.69              24.26              91          8.99              10.74
43             8.88              24.48              92          8.69              10.38
44             8.66              24.17              93          8.68              10.36
45             8.66              24.09              94          8.96              10.69
46             8.85              24.22              95          8.66              10.33
47             8.65              23.97              96          8.94              10.66
48             9.01              24.81              97          8.64              10.31
49             8.79              24.52
----------------------------------------------     ----------------------------------------





(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 4.320%, 6-Month LIBOR stays at 4.645%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Swap Contract.
-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication.

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


        -----------------------------------------------------------
             Class 2-AF-1 Corridor Contract Agreement Schedule and
                                 Strike Rates

        -----------------------------------------------------------
                            Notional   Cap Strike
        Period            Schedule ($)    (%)    Cap Ceiling (%)
        1                 233,706,000  6.73569%   9.00000%
        2                 228,814,155  6.08384%   9.00000%
        3                 222,879,754  6.73565%   9.00000%
        4                 215,648,179  6.08381%   9.00000%
        5                 207,127,649  6.28659%   9.00000%
        6                 197,333,773  6.08378%   9.00000%
        7                 186,289,790  6.28656%   9.00000%
        8                 174,028,720  6.08371%   9.00000%
        9                 160,618,103  6.08357%   9.00000%
        10                147,277,820  6.28605%   9.00000%
        11                134,211,590  6.05215%   9.00000%
        12                121,424,766  6.25291%   9.00000%
        13                108,901,669  6.05120%   9.00000%
        14                 96,635,688  6.05120%   9.00000%
        15                 84,654,329  6.69955%   9.00000%
        16                 73,264,572  6.05119%   9.00000%
        17                 62,115,308  6.25290%   9.00000%
        18                 51,201,501  6.05119%   9.00000%
        19                 40,518,221  6.25290%   9.00000%
        20                 30,060,642  6.05115%   9.00000%
        21                 19,824,033  6.05101%   9.00000%
        22                  9,803,759  6.25240%   9.00000%
        -----------------------------------------------------------





Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication.

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                        Swap Schedule and Strike Rates

----------------------------------------------------------------------------------------------------
Period      Notional Schedule($)     Strike (%)     Period    Notional Schedule($)        Strike (%)
----------------------------------------------------------------------------------------------------
  1                 920,160,000          4.900%       31               391,653,782           4.900%
  2                 911,814,694          4.900%       32               378,816,447           4.900%
  3                 902,326,193          4.900%       33               366,486,048           4.900%
  4                 891,705,992          4.900%       34               354,645,392           4.900%
  5                 879,969,951          4.900%       35               343,277,909           4.900%
  6                 867,138,315          4.900%       36               332,367,627           4.900%
  7                 853,231,481          4.900%       37               316,851,513           4.900%
  8                 838,653,651          4.900%       38               302,291,861           4.900%
  9                 823,068,708          4.900%       39               288,563,343           4.900%
  10                806,514,155          4.900%       40               275,620,280           4.900%
  11                789,031,574          4.900%       41               263,419,707           4.900%
  12                771,278,940          4.900%       42               251,921,208           4.900%
  13                752,852,641          4.900%       43               243,842,477           4.900%
  14                733,581,139          4.900%       44               236,104,143           4.900%
  15                713,563,439          4.900%       45               228,694,918           4.900%
  16                692,919,254          4.900%       46               221,603,917           4.900%
  17                671,709,099          4.900%       47               214,820,645           4.900%
  18                649,995,429          4.900%       48               208,334,987           4.900%
  19                627,840,723          4.900%       49               201,987,827           4.900%
  20                606,494,016          4.900%       50               195,622,206           4.900%
  21                585,927,461          4.900%       51               189,516,615           4.900%
  22                566,114,199          4.900%       52               183,662,705           4.900%
  23                547,028,321          4.900%       53               178,052,410           4.900%
  24                528,644,836          4.900%       54               172,677,939           4.900%
  25                504,757,826          4.900%       55               167,448,775           4.900%
  26                482,596,301          4.900%       56               162,410,700           4.900%
  27                461,602,060          4.900%       57               157,556,062           4.900%
  28                441,712,586          4.900%       58               152,877,010           4.900%
  29                422,869,009          4.900%       59               148,369,772           4.900%
  30                405,015,886          4.900%       60               144,028,535           4.900%
---------------------------------------------------------------------------------------------------




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication.

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                     Group 1

                              Fixed  $407,864,236

                                Detailed Report

Summary of Loans in Statistical Calculation Pool                                            Range
(As of Calculation Date)                                                                    -----

Total Number of Loans                                            2,643
Total Outstanding Balance                                 $407,864,236
Average Loan Balance                                          $154,319                  $14,775 to $419,239
WA Mortgage Rate                                                 7.387%                  5.150% to 13.750%
Net WAC                                                          6.878%                  4.641% to 13.241%
WA Original Term (months)                                          352                      180 to 360
WA Remaining Term (months)                                         350                       63 to 360
WA LTV                                                           74.37%                   8.00% to 100.00%
  Percentage of Pool with CLTV > 100%                             0.00%
  WA Effective LTV (Post MI)                                     74.37%
  Second Liens w/100% CLTV                                        0.00%
WA FICO                                                            606

Secured by (% of pool)               1st Liens                  100.00%
                                     2nd Liens                    0.00%
Prepayment Penalty at Loan Orig (% of all loans)                 61.11%








-------------------------------------------------------------------------------------------------------------------------
  Top 5 States:     Top 5 Prop:       Doc Types:      Purpose Codes:      Occ Codes:        Grades:        Orig PP Term:
  -------------     -----------       -----------     --------------      -----------       --------      ---------------
CA      13.43%    SFR    82.36%   FULL      90.93%    RCO    89.17%      OO    98.25%     A    73.80%      0     38.89%
FL       8.11%    PUD    11.96%   STATED     9.04%    RNC     6.77%      INV    1.48%     A-    6.20%      3      0.03%
TX       7.93%    2 FAM   2.41%   STREAM     0.04%    PUR     4.06%      2H     0.27%     B    11.19%      6      0.03%
NY       6.26%    CND     1.71%                                                           C     6.42%      12     7.88%
MA       6.22%    3 FAM   0.98%                                                           C-    1.98%      24    10.26%
                                                                                          D     0.41%      35     0.02%
                                                                                                           36    42.89%


--------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                      1-1

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                    Group 1

                              Fixed   $407,864,236

                                Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Program
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF      % OF      AVERAGE         GROSS     REMG.           ORIG
DESCRIPTION                          BALANCE     LOANS     TOTAL      BALANCE           WAC      TERM   FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
15Yr Fixed                       $15,462,391       144      3.79     $107,378         7.524    178.06    604    69.2
15Yr Fixed - CC                   $2,838,912        34      0.70      $83,497         8.637    178.56    575    74.3
20Yr Fixed                        $1,260,261        11      0.31     $114,569         7.303    237.86    652    73.1
30Yr Fixed                      $315,238,784     1,991     77.29     $158,332         7.289    357.99    607    73.5
30Yr Fixed - CC                  $41,118,603       315     10.08     $130,535         8.309    358.10    584    79.3
30Yr Fixed - IO - 60             $31,900,332       147      7.82     $217,009         6.991    358.33    626    78.8
30/15 Fixed Balloon                  $44,953         1      0.01      $44,953         9.250    178.00    562    59.2
-----------------------------------------------------------------------------------------------------------------------------------
                                $407,864,236     2,643    100.00     $154,319         7.387    349.57    606    74.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Original Term
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF      % OF      AVERAGE         GROSS     REMG.           ORIG
DESCRIPTION                          BALANCE     LOANS     TOTAL      BALANCE           WAC      TERM   FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
FIXED 180                        $18,346,256       179      4.50     $102,493         7.701    178.14    599    70.0
FIXED 240                         $1,260,261        11      0.31     $114,569         7.303    237.86    652    73.1
FIXED 360                       $388,257,719     2,453     95.19     $158,279         7.372    358.03    606    74.6
-----------------------------------------------------------------------------------------------------------------------------------
                                $407,864,236     2,643    100.00     $154,319         7.387    349.57    606    74.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF      % OF      AVERAGE         GROSS     REMG.           ORIG
DESCRIPTION                          BALANCE     LOANS     TOTAL      BALANCE           WAC      TERM   FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                   $14,775         1      0.00      $14,775         9.500     63.00    628    80.0
$25,000.01 - $50,000.00           $1,792,804        38      0.44      $47,179         8.971    261.95    584    53.7
$50,000.01 - $75,000.00          $16,341,230       257      4.01      $63,585         8.518    320.01    601    70.8
$75,000.01 - $100,000.00         $35,870,423       407      8.79      $88,134         8.046    336.42    598    74.7
$100,000.01 - $150,000.00        $97,457,349       783     23.89     $124,467         7.642    350.34    606    75.5
$150,000.01 - $200,000.00        $89,139,431       515     21.86     $173,086         7.295    353.70    608    74.5
$200,000.01 - $250,000.00        $68,181,624       305     16.72     $223,546         7.143    353.50    603    72.8
$250,000.01 - $300,000.00        $57,580,550       211     14.12     $272,894         6.961    352.47    608    73.8
$300,000.01 - $350,000.00        $35,212,362       109      8.63     $323,049         6.937    356.73    612    76.6
$350,000.01 - $400,000.00         $5,044,246        14      1.24     $360,303         6.660    344.61    628    76.2
$400,000.01 - $450,000.00         $1,229,440         3      0.30     $409,813         6.450    357.34    675    84.8
-----------------------------------------------------------------------------------------------------------------------------------
                                $407,864,236     2,643    100.00     $154,319         7.387    349.57    606    74.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                 State
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF      % OF      AVERAGE         GROSS     REMG.           ORIG
DESCRIPTION                          BALANCE     LOANS     TOTAL      BALANCE           WAC      TERM   FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                           $1,914,643        14      0.47     $136,760         7.856    349.24    612    83.8
Alaska                              $828,137         5      0.20     $165,627         6.877    358.18    631    81.3






------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                      1-2

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                                    Group 1

                                              Fixed   $407,864,236

                                                Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF    % OF        AVERAGE      GROSS    REMG.             ORIG
DESCRIPTION                                 BALANCE    LOANS   TOTAL        BALANCE        WAC     TERM   FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                                 $14,176,982       81    3.48       $175,024      7.109   350.17    605      74.1
Arkansas                                 $3,097,270       27    0.76       $114,714      8.537   352.33    609      86.9
California                              $54,776,346      250   13.43       $219,105      6.546   351.69    618      64.6
Colorado                                 $2,453,709       17    0.60       $144,336      7.493   353.00    625      82.0
Connecticut                              $7,749,443       42    1.90       $184,511      7.345   350.24    588      72.5
Delaware                                 $2,316,452       12    0.57       $193,038      7.405   357.90    650      83.4
District of Columbia                     $2,595,285       13    0.64       $199,637      7.443   358.63    582      64.2
Florida                                 $33,064,974      213    8.11       $155,235      7.401   353.83    605      73.2
Georgia                                 $18,250,679      138    4.47       $132,251      7.897   342.37    606      82.0
Hawaii                                   $2,754,702        9    0.68       $306,078      6.605   350.24    644      72.4
Idaho                                    $1,594,860       15    0.39       $106,324      7.151   349.36    629      77.1
Illinois                                $12,315,213       81    3.02       $152,040      7.760   354.98    611      79.5
Indiana                                  $3,305,117       28    0.81       $118,040      8.126   351.38    615      84.5
Iowa                                     $2,678,980       27    0.66        $99,221      8.123   325.41    628      85.4
Kansas                                   $2,174,464       21    0.53       $103,546      8.308   352.07    623      83.7
Kentucky                                 $1,484,081       13    0.36       $114,160      8.026   358.15    641      83.9
Louisiana                                  $504,189        5    0.12       $100,838      8.863   336.44    604      83.1
Maine                                    $3,993,209       26    0.98       $153,585      7.047   358.51    599      76.9
Maryland                                $23,514,697      122    5.77       $192,743      7.247   357.55    598      72.7
Massachusetts                           $25,362,460      125    6.22       $202,900      7.222   355.74    587      69.9
Michigan                                $10,989,133       89    2.69       $123,473      7.650   354.81    613      81.4
Minnesota                                $9,937,748       61    2.44       $162,914      7.504   340.59    606      79.0
Mississippi                                $533,551        4    0.13       $133,388      8.139   343.86    593      89.0
Missouri                                 $3,019,907       26    0.74       $116,150      7.798   345.65    626      84.8
Montana                                    $358,575        3    0.09       $119,525      7.252   359.00    674      76.0
Nebraska                                   $696,602        5    0.17       $139,320      6.739   356.76    658      81.5
Nevada                                   $6,482,959       36    1.59       $180,082      6.844   357.63    612      71.4
New Hampshire                            $2,628,256       14    0.64       $187,733      6.652   358.52    620      76.7
New Jersey                              $16,594,776       91    4.07       $182,360      7.394   344.78    599      71.4
New Mexico                               $5,147,066       38    1.26       $135,449      8.023   348.68    604      80.0
New York                                $25,536,471      127    6.26       $201,075      7.303   355.88    604      68.4
North Carolina                          $11,330,704       99    2.78       $114,452      8.087   346.70    606      82.1
Ohio                                     $3,145,584       26    0.77       $120,984      7.889   338.39    615      83.5
Oklahoma                                 $2,006,878       22    0.49        $91,222      7.934   347.14    613      85.9
Oregon                                   $3,127,921       22    0.77       $142,178      7.283   357.37    635      77.3
Pennsylvania                             $9,200,173       65    2.26       $141,541      7.647   344.75    604      78.6
Rhode Island                             $2,561,899       15    0.63       $170,793      6.797   358.55    580      67.9
South Carolina                           $5,783,967       48    1.42       $120,499      7.711   345.88    608      79.4
South Dakota                               $573,908        3    0.14       $191,303      7.616   356.31    616      82.3
Tennessee                                $5,310,945       45    1.30       $118,021      7.688   351.77    619      84.9
Texas                                   $32,326,040      327    7.93        $98,856      7.823   324.96    594      76.0
Utah                                     $1,195,138        7    0.29       $170,734      7.150   358.25    619      82.8
Vermont                                  $1,594,031        9    0.39       $177,115      7.562   358.59    597      72.0
Virginia                                $11,918,348       76    2.92       $156,820      7.365   354.00    600      73.4
Washington                               $7,369,723       41    1.81       $179,749      7.096   355.14    621      78.0





------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                      1-3

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                                    Group 1

                                              Fixed   $407,864,236

                                                Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                    State
-----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF      % OF         AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE      LOANS     TOTAL         BALANCE         WAC      TERM    FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
West Virginia               $2,980,543         25      0.73        $119,222       8.510    346.71     579         78.0
Wisconsin                   $4,223,605         31      1.04        $136,245       8.256    358.05     608         79.5
Wyoming                       $383,893          4      0.09         $95,973       7.929    358.11     627         83.6
-----------------------------------------------------------------------------------------------------------------------------------
                          $407,864,236      2,643    100.00        $154,319       7.387    349.57     606         74.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                         Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF      % OF         AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE      LOANS     TOTAL         BALANCE         WAC      TERM    FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                   $29,646,695        235      7.27        $126,156       7.162    340.35     599         39.5
50.01 - 55.00              $16,566,234        104      4.06        $159,291       6.820    348.67     614         52.8
55.01 - 60.00              $21,948,169        135      5.38        $162,579       7.000    346.65     598         57.7
60.01 - 65.00              $28,766,389        167      7.05        $172,254       7.157    350.69     588         63.0
65.01 - 70.00              $37,120,960        228      9.10        $162,811       7.138    350.94     590         68.2
70.01 - 75.00              $43,878,115        266     10.76        $164,955       7.333    354.16     596         73.5
75.01 - 80.00             $107,641,598        727     26.39        $148,063       7.326    348.36     612         79.2
80.01 - 85.00              $40,250,782        242      9.87        $166,326       7.472    349.96     605         84.0
85.01 - 90.00              $53,417,019        327     13.10        $163,355       7.684    350.42     614         89.2
90.01 - 95.00              $14,518,763         91      3.56        $159,547       8.059    357.46     637         94.4
95.01 - 100.00             $14,109,512        121      3.46        $116,608       8.814    351.06     639         99.5
-----------------------------------------------------------------------------------------------------------------------------------
                          $407,864,236      2,643    100.00        $154,319       7.387    349.57     606         74.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF      % OF         AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                    BALANCE      LOANS     TOTAL         BALANCE         WAC      TERM    FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500               $1,198,924          6      0.29        $199,821       5.372    331.18     692         58.5
5.501 - 6.000              $33,262,743        156      8.16        $213,223       5.890    352.62     647         65.9
6.001 - 6.500              $54,246,734        277     13.30        $195,837       6.367    350.59     625         69.7
6.501 - 7.000              $99,078,003        559     24.29        $177,242       6.819    352.04     615         73.5
7.001 - 7.500              $61,906,736        409     15.18        $151,361       7.327    349.17     606         74.8
7.501 - 8.000              $71,335,336        490     17.49        $145,582       7.805    350.80     597         76.8
8.001 - 8.500              $31,157,433        252      7.64        $123,641       8.311    346.56     588         77.8
8.501 - 9.000              $25,773,238        211      6.32        $122,148       8.790    339.88     578         79.6
9.001 - 9.500              $13,549,278        118      3.32        $114,824       9.322    352.88     569         78.9
9.501 - 10.000              $8,542,987         82      2.09        $104,183       9.785    343.84     559         82.4
10.001 - 10.500             $3,408,585         36      0.84         $94,683      10.305    342.46     567         80.1
10.501 - 11.000             $3,113,726         33      0.76         $94,355      10.827    322.89     568         85.2
11.001 - 11.500             $1,102,673         11      0.27        $100,243      11.277    358.42     536         80.8
11.501 - 12.000               $125,313          2      0.03         $62,656      11.825    359.00     587         96.9
13.501 - 14.000                $62,528          1      0.02         $62,528      13.750    359.00     548        100.0






------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                      1-4

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                                    Group 1

                                              Fixed   $407,864,236

                                                Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF      % OF       AVERAGE     GROSS    REMG.                 ORIG
DESCRIPTION                               BALANCE      LOANS     TOTAL       BALANCE       WAC     TERM     FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
                                     $407,864,236      2,643    100.00      $154,319     7.387   349.57      606        74.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF      % OF      AVERAGE      GROSS    REMG.                 ORIG
DESCRIPTION                               BALANCE      LOANS     TOTAL      BALANCE        WAC     TERM     FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                                  $335,914,996      2,201     82.36     $152,619      7.393   349.90      606        74.8
PUD                                   $48,775,646        300     11.96     $162,585      7.323   349.06      606        75.4
2 FAM                                  $9,840,651         60      2.41     $164,011      7.543   347.97      608        65.0
CND                                    $6,981,041         51      1.71     $136,883      7.391   358.29      611        72.2
3 FAM                                  $3,997,596         19      0.98     $210,400      7.256   330.17      611        60.9
4 FAM                                  $1,773,974          8      0.43     $221,747      7.299   327.13      630        60.8
CNDP                                     $580,332          4      0.14     $145,083      7.419   321.87      686        73.4
-----------------------------------------------------------------------------------------------------------------------------------
                                     $407,864,236      2,643    100.00     $154,319      7.387   349.57      606        74.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF      % OF      AVERAGE      GROSS    REMG.                 ORIG
DESCRIPTION                               BALANCE      LOANS     TOTAL      BALANCE        WAC     TERM     FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
RCO                                  $363,702,412      2,286     89.17     $159,100      7.349   349.18      604        73.5
RNC                                   $27,609,550        201      6.77     $137,361      7.492   352.45      623        79.0
PUR                                   $16,552,274        156      4.06     $106,104      8.047   353.38      635        85.3
-----------------------------------------------------------------------------------------------------------------------------------
                                     $407,864,236      2,643    100.00     $154,319      7.387   349.57      606        74.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF      % OF      AVERAGE      GROSS    REMG.                 ORIG
DESCRIPTION                               BALANCE      LOANS     TOTAL      BALANCE        WAC     TERM     FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                                   $400,733,667      2,580     98.25     $155,323      7.381   349.55      606        74.4
INV                                    $6,033,970         53      1.48     $113,848      7.753   350.50      633        69.8
2H                                     $1,096,599         10      0.27     $109,660      7.465   350.84      589        69.6
-----------------------------------------------------------------------------------------------------------------------------------
                                     $407,864,236      2,643    100.00     $154,319      7.387   349.57      606        74.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF      % OF        AVERAGE      GROSS    REMG.                 ORIG
DESCRIPTION                               BALANCE    LOANS     TOTAL        BALANCE        WAC     TERM   FICO           LTV
-----------------------------------------------------------------------------------------------------------------------------------
1 - 120                                   $14,775        1      0.00        $14,775      9.500    63.00    628          80.0
121 - 180                             $18,412,874      180      4.51       $102,294      7.710   178.23    599          69.8
181 - 300                              $1,315,949       12      0.32       $109,662      7.370   239.52    650          72.9




------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                      1-5

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                                    Group 1

                                              Fixed   $407,864,236

                                                Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT   # OF       % OF       AVERAGE      GROSS      REMG.               ORIG
DESCRIPTION                                 BALANCE  LOANS      TOTAL       BALANCE        WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
301 - 360                              $388,120,638  2,450      95.16      $158,417      7.371     358.08      606      74.6
-----------------------------------------------------------------------------------------------------------------------------------
                                       $407,864,236  2,643     100.00      $154,319      7.387     349.57      606      74.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                          Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT   # OF    % OF          AVERAGE      GROSS      REMG.               ORIG
DESCRIPTION                                 BALANCE  LOANS   TOTAL          BALANCE        WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                                   $370,857,750  2,406   90.93         $154,139      7.366     350.05      604      75.3
STATED INCOME                           $36,861,796    236    9.04         $156,194      7.598     344.67      626      65.3
STREAMLINE                                 $144,690      1    0.04         $144,690      7.375     359.00      612      80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                       $407,864,236  2,643  100.00         $154,319      7.387     349.57      606      74.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT   # OF    % OF          AVERAGE      GROSS      REMG.               ORIG
DESCRIPTION                                 BALANCE  LOANS   TOTAL          BALANCE        WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
801 - 820                                  $160,962      1    0.04         $160,962      5.750     358.00      809      57.6
781 - 800                                $1,112,927      7    0.27         $158,990      6.113     357.04      792      69.9
761 - 780                                $1,663,878      7    0.41         $237,697      6.331     346.60      768      70.4
741 - 760                                $3,829,835     23    0.94         $166,515      6.553     358.03      751      73.6
721 - 740                                $4,485,791     25    1.10         $179,432      6.813     355.59      731      79.4
701 - 720                                $7,518,600     45    1.84         $167,080      6.817     348.91      709      78.5
681 - 700                               $13,575,640     84    3.33         $161,615      6.853     346.39      689      74.5
661 - 680                               $21,924,321    140    5.38         $156,602      6.964     349.83      670      77.4
641 - 660                               $38,974,432    245    9.56         $159,079      7.006     352.84      651      75.8
621 - 640                               $59,069,546    371   14.48         $159,217      7.128     350.13      629      77.1
601 - 620                               $70,562,348    457   17.30         $154,403      7.220     348.57      610      75.9
581 - 600                               $57,406,475    390   14.07         $147,196      7.489     347.84      591      76.3
561 - 580                               $47,725,246    318   11.70         $150,079      7.529     349.47      570      70.8
541 - 560                               $37,289,383    248    9.14         $150,360      7.946     348.97      551      70.0
521 - 540                               $24,586,490    157    6.03         $156,602      8.173     351.27      531      70.9
501 - 520                               $16,447,249    116    4.03         $141,787      8.460     347.52      511      67.7
<= 500                                   $1,531,112      9    0.38         $170,124      8.289     353.56      495      68.8
-----------------------------------------------------------------------------------------------------------------------------------
                                       $407,864,236  2,643  100.00         $154,319      7.387     349.57      606      74.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT   # OF    % OF          AVERAGE      GROSS      REMG.               ORIG
DESCRIPTION                                 BALANCE  LOANS   TOTAL          BALANCE        WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                                      $301,013,205  1,945   73.80         $154,763      7.273     350.06      614      75.8
A-                                      $25,271,055    163    6.20         $155,037      7.716     346.82      584      76.0






------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                      1-6

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                                    Group 1

                                              Fixed   $407,864,236

                                                Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF       % OF       AVERAGE      GROSS    REMG.               ORIG
DESCRIPTION                                 BALANCE    LOANS      TOTAL       BALANCE        WAC     TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
B                                       $45,647,198      298      11.19      $153,179      7.566   347.32      587      70.6
C                                       $26,196,486      166       6.42      $157,810      7.924   350.43      575      66.3
C-                                       $8,060,132       58       1.98      $138,968      7.667   349.09      606      69.1
D                                        $1,676,160       13       0.41      $128,935      8.278   351.82      568      55.4
-----------------------------------------------------------------------------------------------------------------------------------
                                       $407,864,236    2,643     100.00      $154,319      7.387   349.57      606      74.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF       % OF       AVERAGE      GROSS    REMG.               ORIG
DESCRIPTION                                 BALANCE    LOANS      TOTAL       BALANCE        WAC     TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                                      $158,619,427    1,167      38.89      $135,921      7.699   344.78      599      76.4
3                                          $119,632        1       0.03      $119,632      7.500   356.00      600      61.5
6                                          $114,839        1       0.03      $114,839      7.800   358.00      556      38.3
12                                      $32,149,858      164       7.88      $196,036      7.235   354.64      598      68.7
24                                      $41,853,962      241      10.26      $173,668      7.209   352.82      600      73.4
35                                          $86,932        1       0.02       $86,932      7.250   359.00      604      71.9
36                                     $174,919,587    1,068      42.89      $163,782      7.173   352.18      616      73.8
-----------------------------------------------------------------------------------------------------------------------------------
                                       $407,864,236    2,643     100.00      $154,319      7.387   349.57      606      74.4
-----------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                      1-7

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                           Group 2

                                       Fixed  $680,154,587

                                         Detailed Report

Summary of Loans in Statistical Calculation Pool                                      Range
(As of Calculation Date)                                                              -----

Total Number of Loans                                           3,413
Total Outstanding Balance                                $680,154,587
Average Loan Balance                                         $199,284            $16,857 to $898,906
WA Mortgage Rate                                               6.796%             5.375% to 13.250%
Net WAC                                                        6.287%             4.866% to 12.741%
WA Original Term (months)                                         356                180 to 360
WA Remaining Term (months)                                        354                 68 to 360
WA LTV                                                         74.17%              7.32% to 100.00%
  Percentage of Pool with CLTV > 100%                           0.00%
  WA Effective LTV (Post MI)                                   74.17%
  Second Liens w/100% CLTV                                      0.00%
WA FICO                                                           619

Secured by (% of pool)                     1st Liens          100.00%
                                           2nd Liens            0.00%
Prepayment Penalty at Loan Orig (% of all loans)               97.22%




-----------------------------------------------------------------------------------------------------------------------------------
   Top 5 States:       Top 5 Prop:        Doc Types:        Purpose Codes:      Occ Codes:        Grades:        Orig PP Term:
   ------------        ----------         ---------         -------------       ---------         ------         ------------
CA       42.39%      SFR     82.95%     FULL      90.84%    RCO    85.72%      OO      98.31%    A     74.98%     0       2.78%
FL       13.21%      PUD     13.29%     STATED     9.11%    PUR     9.34%      INV      1.39%    A-     6.11%     12      1.36%
AZ        4.82%      CND      1.92%     STREAM     0.05%    RNC     4.94%      2H       0.30%    B      9.93%     24      1.03%
VA        4.02%      2 FAM    0.91%                                                              C      6.04%     36      5.55%
WA        3.89%      3 FAM    0.39%                                                              C-     2.53%     48      0.02%
                                                                                                 D      0.41%     60      89.26%





-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                      2-1

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                           Group 2

                                       Fixed  $680,154,587

                                         Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Program
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF     % OF           AVERAGE    GROSS    REMG.                 ORIG
DESCRIPTION                                 BALANCE    LOANS    TOTAL           BALANCE      WAC     TERM     FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
15Yr Fixed                              $12,663,923      102     1.86          $124,156    6.966   176.43      613        66.6
15Yr Fixed - CC                          $1,224,391       11     0.18          $111,308    8.287   177.86      592        69.5
30Yr Fixed                             $536,950,761    2,650    78.95          $202,623    6.648   358.07      622        73.2
30Yr Fixed - CC                         $59,820,269      388     8.80          $154,176    8.220   358.28      582        80.8
30Yr Fixed - IO - 60                    $69,495,243      262    10.22          $265,249    6.651   358.50      626        77.4
-----------------------------------------------------------------------------------------------------------------------------------
                                       $680,154,587    3,413   100.00          $199,284    6.796   354.43      619        74.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                Original Term
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF     % OF           AVERAGE    GROSS    REMG.                 ORIG
DESCRIPTION                                 BALANCE    LOANS    TOTAL           BALANCE      WAC     TERM     FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
FIXED 180                               $13,888,314      113     2.04          $122,905    7.083   176.56      611        66.8
FIXED 360                              $666,266,273    3,300    97.96          $201,899    6.790   358.13      619        74.3
-----------------------------------------------------------------------------------------------------------------------------------
                                       $680,154,587    3,413   100.00          $199,284    6.796   354.43      619        74.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF     % OF           AVERAGE    GROSS    REMG.                 ORIG
DESCRIPTION                                 BALANCE    LOANS    TOTAL           BALANCE      WAC     TERM     FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                          $58,493        3     0.01           $19,498    9.369    90.13      641        51.6
$25,000.01 - $50,000.00                  $1,277,981       27     0.19           $47,333    8.679   302.90      594        48.0
$50,000.01 - $75,000.00                 $10,403,589      163     1.53           $63,826    8.160   332.19      604        70.1
$75,000.01 - $100,000.00                $30,154,890      341     4.43           $88,431    7.680   342.73      605        74.8
$100,000.01 - $150,000.00              $118,842,480      948    17.47          $125,361    7.226   352.62      602        74.6
$150,000.01 - $200,000.00              $120,562,279      694    17.73          $173,721    6.918   354.85      607        73.7
$200,000.01 - $250,000.00               $86,515,338      388    12.72          $222,978    6.778   357.31      612        74.6
$250,000.01 - $300,000.00               $69,841,644      255    10.27          $273,889    6.529   356.84      614        73.5
$300,000.01 - $350,000.00               $53,076,261      164     7.80          $323,636    6.573   358.39      614        76.0
$350,000.01 - $400,000.00               $65,718,331      174     9.66          $377,692    6.519   357.22      632        76.0
$400,000.01 - $450,000.00               $52,530,336      124     7.72          $423,632    6.339   355.21      642        73.0
$450,000.01 - $500,000.00               $33,294,750       70     4.90          $475,639    6.300   353.17      645        73.4
$500,000.01 - $550,000.00               $11,123,416       21     1.64          $529,686    6.225   358.58      662        69.5
$550,000.01 - $600,000.00               $11,490,558       20     1.69          $574,528    6.079   357.81      708        75.7
$600,000.01 - $650,000.00                $2,536,891        4     0.37          $634,223    6.285   358.75      656        66.4
$650,000.01 - $700,000.00                $4,123,865        6     0.61          $687,311    6.450   358.67      666        81.4
$700,000.01 - $750,000.00                $4,370,864        6     0.64          $728,477    6.243   328.66      659        72.0
$800,000.01 - $850,000.00                $3,333,716        4     0.49          $833,429    7.372   358.00      654        72.9
$850,000.01 - $900,000.00                  $898,906        1     0.13          $898,906    5.875   359.00      638        60.0
-----------------------------------------------------------------------------------------------------------------------------------
                                       $680,154,587    3,413   100.00          $199,284    6.796   354.43      619        74.2
-----------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                      2-2

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                           Group 2

                                       Fixed  $680,154,587

                                         Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 State
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF        % OF       AVERAGE     GROSS    REMG.                  ORIG
DESCRIPTION                               BALANCE    LOANS       TOTAL       BALANCE       WAC     TERM     FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                                $6,483,802       47        0.95      $137,953     7.874   350.36      604         87.5
Alaska                                   $279,796        1        0.04      $279,796     7.600   359.00      598        100.0
Arizona                               $32,776,251      196        4.82      $167,226     6.917   357.70      600         74.3
Arkansas                                 $717,750        7        0.11      $102,536     8.433   358.11      611         94.6
California                           $288,297,951    1,036       42.39      $278,280     6.352   356.34      631         68.8
Colorado                               $9,739,725       54        1.43      $180,365     7.244   355.35      617         82.0
Connecticut                            $6,161,162       32        0.91      $192,536     7.020   340.27      618         77.0
Delaware                               $2,079,574       12        0.31      $173,298     7.203   351.96      602         76.0
Florida                               $89,820,597      558       13.21      $160,969     7.034   354.19      599         73.5
Georgia                                $1,592,971        7        0.23      $227,567     7.067   275.71      636         85.1
Hawaii                                $15,329,547       48        2.25      $319,366     6.416   357.49      642         73.7
Idaho                                  $5,261,239       33        0.77      $159,431     7.284   358.54      614         84.8
Illinois                              $11,662,239       66        1.71      $176,701     6.852   356.45      615         77.8
Indiana                                $5,248,437       48        0.77      $109,342     7.749   353.92      612         83.2
Kentucky                               $4,153,434       39        0.61      $106,498     7.537   333.89      627         85.7
Louisiana                              $1,098,150       12        0.16       $91,513     8.684   352.52      552         79.9
Maine                                    $812,427        5        0.12      $162,485     7.838   357.88      615         86.9
Maryland                               $5,638,529       14        0.83      $402,752     6.696   358.15      623         77.6
Massachusetts                          $3,334,454        8        0.49      $416,807     7.050   358.64      614         78.2
Michigan                               $1,164,128        3        0.17      $388,043     6.373   359.00      653         65.7
Minnesota                              $3,621,076       19        0.53      $190,583     7.325   357.66      628         88.5
Mississippi                            $1,478,592       13        0.22      $113,738     7.423   358.03      610         85.3
Missouri                               $8,045,614       71        1.18      $113,319     7.659   349.59      611         82.8
Montana                                $1,485,580       14        0.22      $106,113     7.282   332.46      616         78.5
Nebraska                                 $737,305        9        0.11       $81,923     8.380   358.66      592         80.2
Nevada                                $16,609,859       86        2.44      $193,138     6.789   355.35      601         73.1
New Hampshire                          $4,823,787       21        0.71      $229,704     6.753   357.65      585         70.8
New Jersey                             $3,666,998       10        0.54      $366,700     6.841   358.27      605         79.3
New York                               $5,334,026       15        0.78      $355,602     6.936   358.58      629         77.2
North Carolina                         $1,427,265        8        0.21      $178,408     8.024   351.71      613         87.8
North Dakota                              $81,373        1        0.01       $81,373     7.375   315.00      686         70.6
Ohio                                   $8,731,883       77        1.28      $113,401     7.568   356.67      619         84.9
Oklahoma                               $4,535,331       44        0.67      $103,076     7.898   354.56      600         83.4
Oregon                                $12,563,355       73        1.85      $172,101     7.123   354.57      609         77.8
Pennsylvania                          $17,939,338      127        2.64      $141,255     7.489   343.24      597         79.8
Rhode Island                             $543,385        1        0.08      $543,385     8.000   359.00      602         75.0
South Carolina                           $256,783        3        0.04       $85,594     8.131   358.71      630         78.1
South Dakota                             $759,015        6        0.11      $126,503     7.140   357.34      616         85.4
Tennessee                             $12,918,807      104        1.90      $124,219     7.590   345.19      624         83.7
Texas                                 $19,735,004      138        2.90      $143,007     7.529   350.96      626         85.2
Utah                                   $4,728,550       32        0.70      $147,767     6.920   352.75      624         80.4
Virginia                              $27,369,018      146        4.02      $187,459     6.835   351.02      607         77.1
Washington                            $26,453,117      137        3.89      $193,088     6.950   354.27      623         81.3
Wisconsin                              $3,656,814       24        0.54      $152,367     8.038   354.59      595         84.1
Wyoming                                $1,000,550        8        0.15      $125,069     7.186   357.22      604         82.4





------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                      2-3

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                           Group 2

                                       Fixed  $680,154,587

                                         Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT      # OF      % OF      AVERAGE       GROSS    REMG.                 ORIG
DESCRIPTION                                 BALANCE     LOANS     TOTAL      BALANCE         WAC     TERM     FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
                                       $680,154,587     3,413    100.00     $199,284       6.796   354.43      619        74.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT      # OF      % OF      AVERAGE     GROSS      REMG.                 ORIG
DESCRIPTION                                 BALANCE     LOANS     TOTAL      BALANCE       WAC       TERM     FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                                $45,214,759       294      6.65     $153,792     6.482     346.51      621        40.3
50.01 - 55.00                           $29,900,500       135      4.40     $221,485     6.315     349.33      625        52.5
55.01 - 60.00                           $34,084,992       174      5.01     $195,891     6.356     355.74      617        58.0
60.01 - 65.00                           $56,379,056       275      8.29     $205,015     6.535     353.68      608        63.3
65.01 - 70.00                           $66,157,881       292      9.73     $226,568     6.522     355.86      611        68.2
70.01 - 75.00                           $82,614,018       374     12.15     $220,893     6.539     355.79      619        73.5
75.01 - 80.00                          $177,667,707       878     26.12     $202,355     6.768     355.75      626        79.2
80.01 - 85.00                           $65,739,069       333      9.67     $197,415     7.052     353.22      600        84.1
85.01 - 90.00                           $73,785,388       367     10.85     $201,050     7.248     355.60      619        89.4
90.01 - 95.00                           $22,518,881       123      3.31     $183,080     7.863     356.34      625        94.3
95.01 - 100.00                          $26,092,336       168      3.84     $155,312     7.875     355.00      638        99.7
-----------------------------------------------------------------------------------------------------------------------------------
                                       $680,154,587     3,413    100.00     $199,284     6.796     354.43      619        74.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT      # OF      % OF      AVERAGE     GROSS      REMG.                 ORIG
DESCRIPTION                                 BALANCE     LOANS     TOTAL      BALANCE       WAC       TERM     FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                           $22,721,435        68      3.34     $334,139     5.498     356.12      713        62.9
5.501 - 6.000                          $139,643,606       507     20.53     $275,431     5.858     354.37      648        67.3
6.001 - 6.500                          $168,589,811       736     24.79     $229,062     6.325     355.30      621        71.7
6.501 - 7.000                          $141,129,610       722     20.75     $195,470     6.796     355.89      613        76.5
7.001 - 7.500                           $65,627,168       388      9.65     $169,142     7.295     353.44      601        79.0
7.501 - 8.000                           $74,986,521       480     11.02     $156,222     7.787     354.33      594        79.9
8.001 - 8.500                           $34,350,881       233      5.05     $147,429     8.300     351.26      584        81.3
8.501 - 9.000                           $18,900,857       152      2.78     $124,348     8.783     350.13      575        83.4
9.001 - 9.500                            $7,049,251        67      1.04     $105,213     9.303     345.10      573        81.7
9.501 - 10.000                           $3,911,275        30      0.58     $130,376     9.790     353.70      566        87.5
10.001 - 10.500                            $950,796         8      0.14     $118,850    10.274     340.06      557        82.3
10.501 - 11.000                            $820,402        11      0.12      $74,582    10.727     307.22      555        77.5
11.001 - 11.500                            $262,418         5      0.04      $52,484    11.240     358.12      565        69.0
11.501 - 12.000                          $1,031,256         4      0.15     $257,814    11.922     352.83      558        87.6
12.001 - 12.500                            $104,471         1      0.02     $104,471    12.200     359.00      577        95.0
13.001 - 13.500                             $74,827         1      0.01      $74,827    13.250     356.00      520       100.0
-----------------------------------------------------------------------------------------------------------------------------------
                                       $680,154,587     3,413    100.00     $199,284     6.796     354.43      619        74.2
-----------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                      2-4

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                           Group 2

                                       Fixed  $680,154,587

                                         Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF       % OF         AVERAGE    GROSS     REMG.                ORIG
DESCRIPTION                                 BALANCE    LOANS      TOTAL         BALANCE      WAC     TERM      FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                                    $564,178,169    2,871      82.95        $196,509    6.787   354.37       619       74.3
PUD                                     $90,412,677      399      13.29        $226,598    6.801   354.95       615       75.5
CND                                     $13,074,544       75       1.92        $174,327    6.905   356.16       625       68.0
2 FAM                                    $6,194,438       34       0.91        $182,189    6.981   350.04       637       64.8
3 FAM                                    $2,631,929       10       0.39        $263,193    6.562   358.50       658       57.8
MNF                                      $1,765,877       18       0.26         $98,104    8.199   336.43       625       72.6
4 FAM                                    $1,730,834        5       0.25        $346,167    6.848   358.81       643       69.5
CNDP                                       $166,118        1       0.02        $166,118    6.850   358.00       688       80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                       $680,154,587    3,413     100.00        $199,284    6.796   354.43       619       74.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF       % OF     AVERAGE        GROSS    REMG.                 ORIG
DESCRIPTION                                 BALANCE    LOANS      TOTAL     BALANCE          WAC     TERM      FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
RCO                                    $583,029,272    2,837      85.72    $205,509        6.732   354.39       616       72.7
PUR                                     $63,502,160      369       9.34    $172,093        7.285   357.28       640       85.4
RNC                                     $33,623,155      207       4.94    $162,431        6.982   349.60       618       78.9
-----------------------------------------------------------------------------------------------------------------------------------
                                       $680,154,587    3,413     100.00    $199,284        6.796   354.43       619       74.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF       % OF     AVERAGE        GROSS    REMG.                 ORIG
DESCRIPTION                                 BALANCE    LOANS      TOTAL     BALANCE          WAC     TERM      FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                                     $668,644,309    3,330      98.31    $200,794        6.787   354.53       619       74.3
INV                                      $9,466,663       67       1.39    $141,293        7.244   346.40       632       65.5
2H                                       $2,043,615       16       0.30    $127,726        7.695   357.69       604       74.8
-----------------------------------------------------------------------------------------------------------------------------------
                                       $680,154,587    3,413     100.00    $199,284        6.796   354.43       619       74.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF       % OF     AVERAGE        GROSS    REMG.                 ORIG
DESCRIPTION                                 BALANCE    LOANS      TOTAL     BALANCE          WAC     TERM      FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
1 - 120                                    $264,602        7       0.04     $37,800        9.138    86.56       614       55.9
121 - 180                               $13,711,475      108       2.02    $126,958        7.048   177.90       611       67.1
181 - 300                                  $352,358        3       0.05    $117,453        8.682   273.96       589       55.6
301 - 360                              $665,826,153    3,295      97.89    $202,072        6.789   358.21       619       74.3
-----------------------------------------------------------------------------------------------------------------------------------
                                       $680,154,587    3,413     100.00    $199,284        6.796   354.43       619       74.2
-----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                      2-5

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                           Group 2

                                       Fixed  $680,154,587

                                         Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF       % OF       AVERAGE      GROSS    REMG.                   ORIG
DESCRIPTION                                 BALANCE    LOANS      TOTAL       BALANCE        WAC     TERM      FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                                   $617,830,195    3,095      90.84      $199,622      6.751   354.71       617         74.6
STATED INCOME                           $61,956,841      317       9.11      $195,447      7.245   351.52       632         69.8
STREAMLINE                                 $367,551        1       0.05      $367,551      6.250   359.00       627         65.0
-----------------------------------------------------------------------------------------------------------------------------------
                                       $680,154,587    3,413     100.00      $199,284      6.796   354.43       619         74.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF       % OF     AVERAGE      GROSS      REMG.                   ORIG
DESCRIPTION                                 BALANCE    LOANS      TOTAL     BALANCE        WAC       TERM      FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
801 - 820                                $4,728,108       13       0.70    $363,701      5.735     356.70       805         59.3
781 - 800                                $5,166,291       16       0.76    $322,893      5.985     344.74       791         67.9
761 - 780                               $10,464,934       31       1.54    $337,579      5.835     352.91       770         71.4
741 - 760                                $9,012,291       24       1.33    $375,512      5.849     357.96       752         70.7
721 - 740                               $11,456,600       43       1.68    $266,433      6.185     356.77       730         72.3
701 - 720                               $16,421,099       57       2.41    $288,089      6.214     357.85       709         73.8
681 - 700                               $30,156,513      129       4.43    $233,771      6.367     355.42       690         75.1
661 - 680                               $42,440,244      194       6.24    $218,764      6.422     354.01       670         74.6
641 - 660                               $63,671,913      312       9.36    $204,077      6.600     355.83       650         75.4
621 - 640                              $105,593,304      521      15.52    $202,674      6.651     355.38       630         76.3
601 - 620                              $126,026,443      652      18.53    $193,292      6.771     353.07       610         76.4
581 - 600                               $94,283,823      517      13.86    $182,367      6.932     355.51       591         74.3
561 - 580                               $63,341,351      350       9.31    $180,975      7.067     351.27       571         72.1
541 - 560                               $44,317,414      249       6.52    $177,982      7.408     352.46       550         72.4
521 - 540                               $31,177,472      171       4.58    $182,324      7.560     356.10       532         68.9
501 - 520                               $20,634,711      125       3.03    $165,078      7.838     357.32       511         70.0
<= 500                                   $1,262,077        9       0.19    $140,231      7.895     339.77       498         74.3
-----------------------------------------------------------------------------------------------------------------------------------
                                       $680,154,587    3,413     100.00    $199,284      6.796     354.43       619         74.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF       % OF     AVERAGE      GROSS      REMG.                   ORIG
DESCRIPTION                                 BALANCE    LOANS      TOTAL     BALANCE        WAC       TERM      FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                                      $509,996,917    2,487      74.98    $205,065      6.696     354.98       627         75.4
A-                                      $41,523,918      211       6.11    $196,796      7.112     353.88       595         74.3
B                                       $67,556,244      379       9.93    $178,249      7.074     349.64       590         70.5
C                                       $41,081,966      222       6.04    $185,054      7.135     355.06       593         67.7
C-                                      $17,239,860       99       2.53    $174,140      7.052     356.82       603         69.8
D                                        $2,755,682       15       0.41    $183,712      6.922     353.46       585         57.7
-----------------------------------------------------------------------------------------------------------------------------------
                                       $680,154,587    3,413     100.00    $199,284      6.796     354.43       619         74.2
-----------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                      2-6

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                           Group 2

                                       Fixed  $680,154,587

                                         Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF    % OF         AVERAGE     GROSS      REMG.               ORIG
DESCRIPTION                               BALANCE      LOANS     TOTAL       BALANCE       WAC       TERM   FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                                     $18,934,798         59    2.78        $320,929     7.385     357.49    622        81.1
12                                     $9,246,930         28    1.36        $330,247     7.039     358.32    633        77.8
24                                     $6,992,472         20    1.03        $349,624     6.702     346.86    630        75.1
36                                    $37,730,784        117    5.55        $322,485     6.661     355.92    649        77.1
48                                       $111,406          1    0.02        $111,406     6.750     177.00    613        87.9
60                                   $607,138,197      3,188   89.26        $190,445     6.783     354.30    616        73.7
-----------------------------------------------------------------------------------------------------------------------------------
                                     $680,154,587      3,413  100.00        $199,284     6.796     354.43    619        74.2
-----------------------------------------------------------------------------------------------------------------------------------








------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                      2-7

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                            Group 3

                                      ARM and Fixed    $415,483,359

                                           Detailed Report

Summary of Loans in Statistical Calculation Pool                                                      Range
(As of Calculation Date)                                                                              -----

Total Number of Loans                                               2,685
Total Outstanding Balance                                    $415,483,359
Average Loan Balance                                             $154,742                      $32,387 to $522,000
WA Mortgage Rate                                                   7.704%                       4.990% to 13.625%
Net WAC                                                            7.195%                       4.481% to 13.116%
ARM Characteristics
      WA Gross Margin                                              6.806%                       2.900% to 11.200%
      WA Months to First Roll                                          30                            1 to 56
      WA First Periodic Cap                                        1.794%                       1.000% to 7.000%
      WA Subsequent Periodic Cap                                   1.411%                       1.000% to 2.000%
      WA Lifetime Cap                                             14.585%                      11.050% to 20.625%
      WA Lifetime Floor                                            7.717%                       4.990% to 13.625%
WA Original Term (months)                                             359                          180 to 360
WA Remaining Term (months)                                            358                          178 to 360
WA LTV                                                             77.56%                       11.11% to 100.00%
  Percentage of Pool with CLTV > 100%                               0.00%
  WA Effective LTV (Post MI)                                       77.54%
  Second Liens w/100% CLTV                                          0.00%
WA FICO                                                               595

Secured by (% of pool)               1st Liens                    100.00%
                                     2nd Liens                      0.00%
Prepayment Penalty at Loan Orig (% of all loans)                   67.83%





-----------------------------------------------------------------------------------------------------------------------------------
   Top 5 States:      Top 5 Prop:         Doc Types:       Purpose Codes:       Occ Codes:         Grades:        Orig PP Term:
   --------------     -----------         ----------       --------------       ----------         -------        -------------
CA       15.91%     SFR     74.22%    FULL      66.84%     RCO     76.34%     OO      96.75%      A    75.33%     0       32.17%
FL       10.14%     PUD     13.83%    STATED    33.16%     PUR     19.95%     INV      2.60%      A-    6.23%     12       4.61%
TX        5.55%     CND      5.99%                         RNC      3.70%     2H       0.65%      B     8.08%     24      32.60%
AZ        5.38%     2 FAM    4.06%                                                                C     7.12%     30       0.12%
IL        4.65%     3 FAM    0.89%                                                                C-    2.70%     36      30.50%
                                                                                                  D     0.53%





-----------------------------------------------------------------------------------------------------------------------------------



THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                     3-1

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                            Group 3

                                      ARM and Fixed    $415,483,359

                                           Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Program
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF     % OF         AVERAGE      GROSS     REMG.                ORIG
DESCRIPTION                                 BALANCE    LOANS    TOTAL         BALANCE        WAC      TERM     FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                                $2,761,487       13     0.66        $212,422      7.280    358.71      549       71.7
2/28 LIB6M                              $99,423,129      644    23.93        $154,384      7.838    358.93      589       76.1
2/28 LIB6M - IO - 24                    $31,466,943      151     7.57        $208,390      7.257    359.09      609       80.1
2/28 LIB6M - IO - 60                    $12,447,609       61     3.00        $204,059      7.319    359.08      610       81.4
3/27 LIB6M                             $157,420,827    1,085    37.89        $145,088      7.965    359.01      587       78.1
3/27 LIB6M - IO - 36                    $38,449,451      204     9.25        $188,478      7.139    358.72      608       80.4
3/27 LIB6M - IO - 60                     $5,868,773       32     1.41        $183,399      7.742    358.92      605       79.5
5/25 LIB6M                                 $274,783        1     0.07        $274,783      5.500    356.00      679       56.3
15Yr Fixed                               $2,642,924       25     0.64        $105,717      7.618    179.22      607       68.8
15Yr Fixed - CC                             $51,085        1     0.01         $51,085     10.750    179.00      540       80.0
20Yr Fixed                                 $107,194        1     0.03        $107,194      9.250    239.00      587       93.1
30Yr Fixed                              $54,293,030      384    13.07        $141,388      7.438    359.14      604       74.8
30Yr Fixed - CC                          $4,788,134       49     1.15         $97,717      8.705    359.15      590       79.5
30Yr Fixed - IO - 60                     $5,487,988       34     1.32        $161,411      7.256    359.30      612       76.6
-----------------------------------------------------------------------------------------------------------------------------------
                                       $415,483,359    2,685   100.00        $154,742      7.704    357.79      595       77.6
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                Original Term
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF     % OF       AVERAGE        GROSS     REMG.                ORIG
DESCRIPTION                                 BALANCE    LOANS    TOTAL       BALANCE          WAC      TERM     FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                                $348,113,004    2,191    83.79      $158,883        7.739    358.96      593       78.0
FIXED 180                                $2,694,009       26     0.65      $103,616        7.677    179.22      606       69.0
FIXED 240                                  $107,194        1     0.03      $107,194        9.250    239.00      587       93.1
FIXED 360                               $64,569,153      467    15.54      $138,264        7.516    359.15      603       75.3
-----------------------------------------------------------------------------------------------------------------------------------
                                       $415,483,359    2,685   100.00      $154,742        7.704    357.79      595       77.6
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF     % OF       AVERAGE       GROSS      REMG.                ORIG
DESCRIPTION                                 BALANCE    LOANS    TOTAL       BALANCE         WAC       TERM     FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00                    $689,536       15     0.17       $45,969       9.397     354.55      592       71.2
$50,000.01 - $75,000.00                 $18,735,770      293     4.51       $63,945       8.766     353.44      595       82.3
$75,000.01 - $100,000.00                $38,170,666      438     9.19       $87,148       8.153     355.38      602       81.0
$100,000.01 - $150,000.00              $100,378,633      808    24.16      $124,231       7.898     358.09      600       79.1
$150,000.01 - $200,000.00               $84,189,501      481    20.26      $175,030       7.745     358.08      587       76.6
$200,000.01 - $250,000.00               $63,966,416      287    15.40      $222,879       7.498     357.69      585       75.1
$250,000.01 - $300,000.00               $55,973,204      206    13.47      $271,715       7.307     358.91      600       76.6
$300,000.01 - $350,000.00               $39,581,444      122     9.53      $324,438       7.198     358.95      593       76.2
$350,000.01 - $400,000.00                $7,505,021       21     1.81      $357,382       7.344     359.14      593       72.5
$400,000.01 - $450,000.00                $3,802,403        9     0.92      $422,489       7.186     359.44      601       78.2
$450,000.01 - $500,000.00                  $958,567        2     0.23      $479,283       6.289     358.48      690       75.0
$500,000.01 - $550,000.00                $1,532,197        3     0.37      $510,732       8.042     359.67      577       88.3




-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                     3-2

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                            Group 3

                                      ARM and Fixed    $415,483,359

                                           Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF     % OF      AVERAGE       GROSS      REMG.                ORIG
DESCRIPTION                               BALANCE       LOANS    TOTAL      BALANCE         WAC       TERM    FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
                                     $415,483,359       2,685   100.00     $154,742       7.704     357.79     595        77.6
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                 State
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF     % OF      AVERAGE       GROSS      REMG.                ORIG
DESCRIPTION                               BALANCE       LOANS    TOTAL      BALANCE         WAC       TERM    FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                                $2,791,983          29     0.67      $96,275       8.668     358.62     577        83.8
Alaska                                 $1,008,847           4     0.24     $252,212       8.188     359.72     608        92.5
Arizona                               $22,351,922         128     5.38     $174,624       7.661     356.82     590        77.6
Arkansas                                 $489,901           6     0.12      $81,650       9.238     359.26     572        91.4
California                            $66,088,763         267    15.91     $247,523       7.056     358.70     596        70.5
Colorado                               $8,403,419          52     2.02     $161,604       7.330     358.86     613        80.5
Connecticut                            $6,612,816          42     1.59     $157,448       7.868     359.29     575        78.2
Delaware                               $1,490,448          10     0.36     $149,045       8.024     359.09     575        78.2
District of Columbia                   $1,716,761           8     0.41     $214,595       6.471     358.79     592        69.8
Florida                               $42,130,077         265    10.14     $158,981       7.709     358.31     593        76.8
Georgia                               $17,887,275         145     4.31     $123,361       8.137     357.64     603        82.7
Hawaii                                 $3,290,745          11     0.79     $299,159       6.901     359.86     591        78.3
Idaho                                  $2,484,501          20     0.60     $124,225       7.375     349.63     594        78.4
Illinois                              $19,339,053         131     4.65     $147,626       7.949     359.27     605        80.6
Indiana                                $2,724,453          27     0.66     $100,906       8.382     357.97     597        85.7
Iowa                                   $1,635,548          20     0.39      $81,777       8.379     358.76     606        83.0
Kansas                                 $2,037,195          17     0.49     $119,835       8.112     359.11     602        83.6
Kentucky                               $2,670,858          25     0.64     $106,834       7.820     358.27     606        85.8
Louisiana                                 $94,224           1     0.02      $94,224       7.625     356.00     618       100.0
Maine                                  $2,268,506          15     0.55     $151,234       7.724     358.87     616        78.1
Maryland                              $14,426,310          75     3.47     $192,351       7.831     359.30     580        74.8
Massachusetts                         $17,335,050          82     4.17     $211,403       7.545     359.01     582        75.1
Michigan                              $13,039,659         113     3.14     $115,395       8.014     354.64     603        83.0
Minnesota                              $8,401,631          47     2.02     $178,758       7.923     358.78     601        83.6
Mississippi                              $398,983           4     0.10      $99,746       8.451     359.33     583        92.5
Missouri                               $5,845,000          52     1.41     $112,404       8.416     356.64     592        84.3
Montana                                $1,165,824           8     0.28     $145,728       8.618     359.74     596        83.5
Nebraska                                 $750,281           6     0.18     $125,047       7.567     359.41     613        80.9
Nevada                                $10,035,924          54     2.42     $185,850       7.499     359.12     597        76.7
New Hampshire                          $2,341,087          12     0.56     $195,091       7.600     359.45     588        76.6
New Jersey                            $13,536,872          71     3.26     $190,660       7.881     359.44     586        73.0
New Mexico                             $2,386,683          20     0.57     $119,334       7.939     358.97     609        83.0
New York                              $16,401,506          78     3.95     $210,276       7.526     356.59     591        68.9
North Carolina                         $8,157,062          73     1.96     $111,741       8.078     348.83     591        81.9
North Dakota                             $406,497           5     0.10      $81,299       8.086     359.15     622        82.9
Ohio                                   $6,486,441          65     1.56      $99,791       8.287     358.82     595        86.0
Oklahoma                               $2,136,348          23     0.51      $92,885       8.284     353.11     601        89.4






-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                     3-3

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                            Group 3

                                      ARM and Fixed    $415,483,359

                                           Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  State
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF       % OF       AVERAGE    GROSS      REMG.               ORIG
DESCRIPTION                               BALANCE      LOANS      TOTAL       BALANCE      WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
Oregon                                 $5,089,075         33       1.22      $154,214    7.890     356.96      592      75.1
Pennsylvania                           $8,749,890         66       2.11      $132,574    8.046     359.07      584      79.2
Rhode Island                           $1,673,507          9       0.40      $185,945    7.337     359.62      620      76.7
South Carolina                         $3,946,322         40       0.95       $98,658    8.108     353.53      596      85.0
South Dakota                             $808,550          8       0.19      $101,069    8.366     359.51      591      86.4
Tennessee                              $4,726,430         46       1.14      $102,748    7.822     358.79      602      85.1
Texas                                 $23,051,649        233       5.55       $98,934    8.074     354.73      599      80.9
Utah                                   $3,238,353         24       0.78      $134,931    7.540     358.72      612      82.7
Vermont                                  $285,461          3       0.07       $95,154    7.460     359.73      562      77.0
Virginia                              $14,325,517         83       3.45      $172,597    7.472     357.78      586      77.2
Washington                            $11,763,242         68       2.83      $172,989    7.577     358.64      603      79.8
West Virginia                            $834,459         11       0.20       $75,860    9.002     358.56      572      87.1
Wisconsin                              $5,275,277         40       1.27      $131,882    8.320     356.60      599      80.0
Wyoming                                  $947,175         10       0.23       $94,717    8.254     359.37      581      79.2
-----------------------------------------------------------------------------------------------------------------------------------
                                     $415,483,359      2,685     100.00      $154,742    7.704     357.79      595      77.6
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF       % OF     AVERAGE      GROSS      REMG.               ORIG
DESCRIPTION                               BALANCE      LOANS      TOTAL     BALANCE        WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                              $15,661,737        100       3.77    $156,617      7.472     354.38      577      41.5
50.01 - 55.00                          $9,756,425         50       2.35    $195,129      7.061     359.29      581      52.9
55.01 - 60.00                         $13,146,282         74       3.16    $177,652      7.411     357.99      576      58.0
60.01 - 65.00                         $21,327,855        115       5.13    $185,460      7.284     357.33      585      63.2
65.01 - 70.00                         $29,862,462        167       7.19    $178,817      7.506     356.16      574      68.6
70.01 - 75.00                         $44,748,566        233      10.77    $192,054      7.656     358.91      579      73.7
75.01 - 80.00                        $153,774,692      1,096      37.01    $140,305      7.553     357.78      609      79.6
80.01 - 85.00                         $44,881,424        270      10.80    $166,227      8.004     358.09      580      84.1
85.01 - 90.00                         $54,716,634        338      13.17    $161,884      8.049     358.36      600      89.6
90.01 - 95.00                         $14,009,784        108       3.37    $129,720      8.397     357.78      604      94.6
95.01 - 100.00                        $13,597,499        134       3.27    $101,474      8.600     358.07      603      99.9
-----------------------------------------------------------------------------------------------------------------------------------
                                     $415,483,359      2,685     100.00    $154,742      7.704     357.79      595      77.6
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF    % OF        AVERAGE      GROSS      REMG.               ORIG
DESCRIPTION                               BALANCE      LOANS   TOTAL        BALANCE        WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                            $568,000          2    0.14       $284,000      4.995     357.00      616      71.6
5.001 - 5.500                          $3,565,183         16    0.86       $222,824      5.353     350.73      624      69.6
5.501 - 6.000                         $19,359,181         89    4.66       $217,519      5.854     355.97      617      71.5
6.001 - 6.500                         $39,122,241        205    9.42       $190,840      6.353     358.41      615      73.4
6.501 - 7.000                         $64,769,624        366   15.59       $176,966      6.830     358.47      603      74.9






-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                     3-4

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                            Group 3

                                      ARM and Fixed    $415,483,359

                                           Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF      % OF       AVERAGE    GROSS      REMG.               ORIG
DESCRIPTION                               BALANCE       LOANS     TOTAL       BALANCE      WAC       TERM   FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                         $77,031,256         470     18.54      $163,896    7.314     357.46    606        77.6
7.501 - 8.000                         $73,750,464         487     17.75      $151,438    7.788     357.47    600        79.1
8.001 - 8.500                         $44,468,854         323     10.70      $137,674    8.307     358.09    586        79.4
8.501 - 9.000                         $44,107,920         308     10.62      $143,208    8.798     358.68    572        79.8
9.001 - 9.500                         $19,442,537         153      4.68      $127,075    9.270     358.34    562        79.7
9.501 - 10.000                        $14,850,768         129      3.57      $115,122    9.810     356.57    558        82.4
10.001 - 10.500                        $8,298,883          70      2.00      $118,555   10.287     358.98    550        83.4
10.501 - 11.000                        $3,257,051          35      0.78       $93,059   10.779     356.46    543        80.4
11.001 - 11.500                        $1,757,548          20      0.42       $87,877   11.251     354.25    552        83.7
11.501 - 12.000                          $910,719           9      0.22      $101,191   11.723     355.49    548        80.9
12.001 - 12.500                          $168,630           2      0.04       $84,315   12.290     359.53    543        94.7
13.501 - 14.000                           $54,500           1      0.01       $54,500   13.625     360.00    592       100.0
-----------------------------------------------------------------------------------------------------------------------------------
                                     $415,483,359       2,685    100.00      $154,742    7.704     357.79    595        77.6
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF      % OF     AVERAGE      GROSS      REMG.               ORIG
DESCRIPTION                               BALANCE       LOANS     TOTAL     BALANCE        WAC       TERM   FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                                  $308,376,674       2,060     74.22    $149,697      7.726     357.49    593        77.6
PUD                                   $57,452,030         346     13.83    $166,046      7.666     358.42    596        78.4
CND                                   $24,907,468         166      5.99    $150,045      7.706     359.11    602        78.7
2 FAM                                 $16,874,515          76      4.06    $222,033      7.433     358.93    606        72.5
3 FAM                                  $3,714,890          18      0.89    $206,383      7.563     358.38    620        75.0
4 FAM                                  $2,429,632          10      0.58    $242,963      7.905     359.32    599        72.6
CNDP                                   $1,728,150           9      0.42    $192,017      7.808     358.09    632        80.3
-----------------------------------------------------------------------------------------------------------------------------------
                                     $415,483,359       2,685    100.00    $154,742      7.704     357.79    595        77.6
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF      % OF     AVERAGE      GROSS      REMG.               ORIG
DESCRIPTION                               BALANCE       LOANS     TOTAL     BALANCE        WAC       TERM   FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
RCO                                  $317,186,484       1,786     76.34    $177,596      7.599     357.53    589        75.7
PUR                                   $82,904,915         791     19.95    $104,810      8.096     358.67    616        83.9
RNC                                   $15,391,961         108      3.70    $142,518      7.765     358.52    598        81.5
-----------------------------------------------------------------------------------------------------------------------------------
                                     $415,483,359       2,685    100.00    $154,742      7.704     357.79    595        77.6
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF      % OF     AVERAGE      GROSS      REMG.               ORIG
DESCRIPTION                               BALANCE       LOANS     TOTAL     BALANCE        WAC       TERM   FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                                   $401,981,622       2,591     96.75    $155,145      7.687     357.77    594        77.5




-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                     3-5

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                            Group 3

                                      ARM and Fixed    $415,483,359

                                           Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF     % OF       AVERAGE        GROSS     REMG.              ORIG
DESCRIPTION                                 BALANCE    LOANS    TOTAL       BALANCE          WAC      TERM    FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
INV                                     $10,784,251       77     2.60      $140,055        8.098    358.19     628      80.6
2H                                       $2,717,487       17     0.65      $159,852        8.742    359.03     577      77.9
-----------------------------------------------------------------------------------------------------------------------------------
                                       $415,483,359    2,685   100.00      $154,742        7.704    357.79     595      77.6
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                              Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF     % OF       AVERAGE        GROSS     REMG.              ORIG
DESCRIPTION                                 BALANCE    LOANS    TOTAL       BALANCE          WAC      TERM    FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
121 - 180                                $2,694,009       26     0.65      $103,616        7.677    179.22     606      69.0
181 - 300                                  $215,373        3     0.05       $71,791       10.194    268.91     581      88.1
301 - 360                              $412,573,977    2,656    99.30      $155,337        7.703    359.01     595      77.6
-----------------------------------------------------------------------------------------------------------------------------------
                                       $415,483,359    2,685   100.00      $154,742        7.704    357.79     595      77.6
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                       Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF     % OF       AVERAGE        GROSS     REMG.              ORIG
DESCRIPTION                                 BALANCE    LOANS    TOTAL       BALANCE          WAC     TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                                   $277,704,288    1,864    66.84      $148,983        7.632   358.21      588      78.8
STATED INCOME                          $137,779,071      821    33.16      $167,819        7.850   356.95      609      75.1
-----------------------------------------------------------------------------------------------------------------------------------
                                       $415,483,359    2,685   100.00      $154,742        7.704   357.79      595      77.6
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                            CURRENT     # OF     % OF       AVERAGE        GROSS     REMG.              ORIG
DESCRIPTION                                 BALANCE    LOANS    TOTAL       BALANCE          WAC     TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
801 - 820                                  $147,920        1     0.04      $147,920        6.350   360.00      801      80.0
781 - 800                                  $250,000        1     0.06      $250,000        5.500   360.00      782      75.8
761 - 780                                  $466,782        4     0.11      $116,696        7.191   359.25      765      75.8
741 - 760                                $1,526,809        9     0.37      $169,645        7.903   359.26      748      79.8
721 - 740                                $2,499,711       19     0.60      $131,564        6.869   358.90      732      75.6
701 - 720                                $3,760,868       26     0.91      $144,649        7.004   352.62      710      72.4
681 - 700                                $6,977,549       51     1.68      $136,815        7.145   357.49      690      74.9
661 - 680                               $14,204,714      103     3.42      $137,910        7.089   357.35      670      76.4
641 - 660                               $20,882,451      148     5.03      $141,098        7.295   354.41      650      77.9
621 - 640                               $72,072,219      438    17.35      $164,548        7.371   357.76      630      80.0
601 - 620                               $74,836,706      488    18.01      $153,354        7.389   358.05      610      80.8
581 - 600                               $62,992,176      416    15.16      $151,423        7.562   358.27      591      79.8
561 - 580                               $52,815,152      338    12.71      $156,258        7.854   358.09      571      76.7
541 - 560                               $40,907,956      261     9.85      $156,735        8.274   359.14      551      75.1
521 - 540                               $32,809,731      205     7.90      $160,047        8.536   356.17      530      73.0
501 - 520                               $26,287,063      164     6.33      $160,287        8.577   358.72      511      70.0





-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                     3-6

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                            Group 3

                                      ARM and Fixed    $415,483,359

                                           Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF   % OF         AVERAGE        GROSS    REMG.         ORIG
DESCRIPTION                               BALANCE      LOANS  TOTAL         BALANCE          WAC     TERM   FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 500                                 $2,045,552         13   0.49        $157,350        8.552   359.37    500  68.0
-----------------------------------------------------------------------------------------------------------------------------------
                                     $415,483,359      2,685 100.00        $154,742        7.704   357.79    595  77.6
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF   % OF         AVERAGE        GROSS    REMG.         ORIG
DESCRIPTION                               BALANCE      LOANS  TOTAL         BALANCE          WAC     TERM   FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                                    $312,990,659      2,079  75.33        $150,549        7.620   357.81    602  78.8
A-                                    $25,881,419        142   6.23        $182,264        7.614   358.20    582  75.8
B                                     $33,583,913        202   8.08        $166,257        7.963   358.60    569  73.9
C                                     $29,584,098        179   7.12        $165,274        8.199   356.83    566  70.8
C-                                    $11,224,256         68   2.70        $165,063        8.042   356.31    582  76.3
D                                      $2,219,014         15   0.53        $147,934        8.414   359.11    572  71.1
-----------------------------------------------------------------------------------------------------------------------------------
                                     $415,483,359      2,685 100.00        $154,742        7.704   357.79    595  77.6
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                            Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF    % OF          AVERAGE      GROSS    REMG.           ORIG
DESCRIPTION                               BALANCE    LOANS   TOTAL          BALANCE        WAC     TERM   FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                                    $133,663,058      920   32.17         $145,286      8.028   356.88    594    78.0
12                                    $19,172,738      101    4.61         $189,829      7.650   357.61    603    74.4
24                                   $135,429,546      804   32.60         $168,445      7.615   358.98    594    77.7
30                                       $489,476        2    0.12         $244,738      7.161   359.00    618    76.7
36                                   $126,728,541      858   30.50         $147,702      7.470   357.51    595    77.5
-----------------------------------------------------------------------------------------------------------------------------------
                                     $415,483,359    2,685  100.00         $154,742      7.704   357.79    595    77.6
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                        Range of Months to Roll             (Excludes   494   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                WA        CURRENT     # OF    % OF          AVERAGE      GROSS    REMG.           ORIG
DESCRIPTION                    MTR        BALANCE    LOANS   TOTAL          BALANCE        WAC     TERM   FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6                            5     $2,973,594       16    0.85         $185,850      7.498   354.54    553    72.0
13 - 18                         18       $307,704        2    0.09         $153,852      6.748   354.00    614    80.0
19 - 24                         23   $142,876,228      852   41.04         $167,695      7.665   359.05    595    77.4
25 - 31                         31     $1,945,149       14    0.56         $138,939      6.920   354.85    578    82.4
32 - 37                         35   $199,735,546    1,306   57.38         $152,937      7.808   359.01    592    78.5
>= 38                           56       $274,783        1    0.08         $274,783      5.500   356.00    679    56.3
-----------------------------------------------------------------------------------------------------------------------------------
                                     $348,113,004    2,191  100.00         $158,883      7.739   358.96    593    78.0
-----------------------------------------------------------------------------------------------------------------------------------






-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                     3-7

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                            Group 3

                                      ARM and Fixed    $415,483,359

                                           Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Range of Margin              (Excludes 494   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT      # OF     % OF        AVERAGE       GROSS    REMG.            ORIG
DESCRIPTION                                BALANCE     LOANS    TOTAL        BALANCE         WAC     TERM   FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                             $813,004         5     0.23       $162,601       6.902   359.26    583     78.6
3.001 - 4.000                           $2,129,283        11     0.61       $193,571       7.513   359.34    593     80.4
4.001 - 5.000                           $7,386,308        39     2.12       $189,393       6.559   359.07    604     67.6
5.001 - 6.000                          $89,867,048       525    25.82       $171,175       7.137   358.93    596     74.3
6.001 - 7.000                         $106,143,540       649    30.49       $163,549       7.532   359.04    599     78.6
7.001 - 8.000                          $99,852,209       646    28.68       $154,570       8.068   358.88    592     79.6
8.001 - 9.000                          $35,881,320       264    10.31       $135,914       8.906   358.99    575     82.0
9.001 - 10.000                          $5,413,928        46     1.56       $117,694       9.487   359.00    564     84.4
10.001 - 11.000                           $545,453         5     0.16       $109,091      10.501   358.12    566     93.5
11.001 - 12.000                            $80,912         1     0.02        $80,912      11.200   359.00    558     95.0
-----------------------------------------------------------------------------------------------------------------------------------
6.806                                 $348,113,004     2,191   100.00       $158,883       7.739   358.96    593     78.0
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                Range of Maximum Rates       (Excludes 494   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT      # OF     % OF        AVERAGE      GROSS     REMG.            ORIG
DESCRIPTION                                BALANCE     LOANS    TOTAL        BALANCE        WAC      TERM   FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                           $593,283         2     0.17       $296,642      5.258    355.46    634     71.7
11.501 - 12.000                         $2,389,231        10     0.69       $238,923      5.557    357.35    622     73.4
12.001 - 12.500                         $5,018,561        25     1.44       $200,742      5.889    357.98    620     71.1
12.501 - 13.000                        $21,725,179       105     6.24       $206,906      6.229    358.42    604     72.4
13.001 - 13.500                        $37,313,203       197    10.72       $189,407      6.619    358.65    611     75.8
13.501 - 14.000                        $54,479,345       316    15.65       $172,403      7.048    358.85    602     76.7
14.001 - 14.500                        $59,728,004       353    17.16       $169,201      7.398    358.99    602     77.9
14.501 - 15.000                        $57,576,392       371    16.54       $155,192      7.879    359.18    596     79.3
15.001 - 15.500                        $37,150,441       263    10.67       $141,256      8.389    359.21    584     79.8
15.501 - 16.000                        $36,792,024       252    10.57       $146,000      8.846    359.30    571     79.8
16.001 - 16.500                        $14,055,872       113     4.04       $124,388      9.335    358.96    562     79.4
16.501 - 17.000                        $11,186,333        92     3.21       $121,591      9.882    359.43    558     83.1
17.001 - 17.500                         $6,058,225        49     1.74       $123,637     10.291    358.93    552     83.7
17.501 - 18.000                         $1,987,279        20     0.57        $99,364     10.749    359.41    540     84.4
18.001 - 18.500                         $1,385,319        14     0.40        $98,951     11.255    359.41    554     83.7
18.501 - 19.000                           $539,834         7     0.16        $77,119     11.779    353.08    549     79.2
19.001 - 19.500                            $79,980         1     0.02        $79,980     12.500    359.00    531    100.0
> 19.500                                   $54,500         1     0.02        $54,500     13.625    360.00    592    100.0
-----------------------------------------------------------------------------------------------------------------------------------
14.585                                $348,113,004     2,191   100.00       $158,883      7.739    358.96    593     78.0
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                Initial Periodic Rate Cap   (Excludes 494   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT      # OF     % OF        AVERAGE      GROSS     REMG.            ORIG
DESCRIPTION                                BALANCE     LOANS    TOTAL        BALANCE        WAC      TERM   FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                   $4,685,821        27     1.35       $173,549      7.617    358.69    575     75.6




-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                     3-8

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                            Group 3

                                      ARM and Fixed    $415,483,359

                                           Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Initial Periodic Rate Cap            (Excludes   494   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT    # OF     % OF          AVERAGE     GROSS     REMG.           ORIG
DESCRIPTION                                BALANCE   LOANS    TOTAL          BALANCE       WAC      TERM   FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.500                                 $273,252,563   1,754    78.50         $155,788     7.717    359.04    595    78.5
2.000                                   $5,403,801      31     1.55         $174,316     7.593    358.16    590    71.7
3.000                                  $63,395,614     370    18.21         $171,339     7.855    358.71    587    76.8
5.000                                     $155,000       1     0.04         $155,000     7.350    358.00    585    67.4
6.000                                     $339,500       2     0.10         $169,750     7.787    358.59    629    84.1
7.000                                     $880,705       6     0.25         $146,784     7.869    359.00    575    62.9
-----------------------------------------------------------------------------------------------------------------------------------
                                      $348,113,004   2,191   100.00         $158,883     7.739    358.96    593    78.0
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap           (Excludes   494   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT    # OF     % OF          AVERAGE     GROSS     REMG.           ORIG
DESCRIPTION                                BALANCE   LOANS    TOTAL          BALANCE       WAC      TERM   FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                  $63,699,965     364    18.30         $175,000     7.812    358.69    588    76.6
1.500                                 $282,823,943   1,818    81.24         $155,569     7.722    359.02    594    78.4
2.000                                   $1,589,096       9     0.46         $176,566     7.790    358.82    579    66.7
-----------------------------------------------------------------------------------------------------------------------------------
                                      $348,113,004   2,191   100.00         $158,883     7.739    358.96    593    78.0
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Lifetime Rate Floor             (Excludes   494   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT    # OF     % OF          AVERAGE     GROSS     REMG.           ORIG
DESCRIPTION                                BALANCE   LOANS    TOTAL          BALANCE       WAC      TERM   FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                             $568,000       2     0.16         $284,000     4.995    357.00    616    71.6
5.001 - 6.000                          $19,955,050      92     5.73         $216,903     5.809    357.95    613    71.5
6.001 - 7.000                          $80,723,345     444    23.19         $181,809     6.691    358.81    605    75.7
7.001 - 8.000                         $128,455,055     790    36.90         $162,601     7.558    359.00    602    78.5
8.001 - 9.000                          $79,684,562     539    22.89         $147,838     8.582    359.25    577    79.6
9.001 - 10.000                         $27,515,172     223     7.90         $123,386     9.507    359.16    562    81.1
> 10.000                               $11,211,819     101     3.22         $111,008    10.608    358.81    550    83.1
-----------------------------------------------------------------------------------------------------------------------------------
                                      $348,113,004   2,191   100.00         $158,883     7.739    358.96    593    78.0
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date           (Excludes   494   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT    # OF     % OF          AVERAGE     GROSS     REMG.           ORIG
DESCRIPTION                                BALANCE   LOANS    TOTAL          BALANCE       WAC      TERM   FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
01/06                                     $245,027       1     0.07         $245,027     7.250    355.00    525    72.4
02/06                                     $378,461       2     0.11         $189,230     8.321    341.17    584    84.1
03/06                                     $303,669       1     0.09         $303,669     7.000    357.00    509    72.8
04/06                                     $142,133       2     0.04          $71,067     8.833    336.97    564    88.0
05/06                                     $195,904       2     0.06          $97,952     7.720    341.13    561    90.0
06/06                                   $1,708,400       8     0.49         $213,550     7.303    360.00    556    65.8
06/07                                     $307,704       2     0.09         $153,852     6.748    354.00    614    80.0





-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                     3-9

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                            Group 3

                                      ARM and Fixed    $415,483,359

                                           Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                              Next Interest Adjustment Date           (Excludes   494   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF   % OF        AVERAGE     GROSS     REMG.           ORIG
DESCRIPTION                               BALANCE    LOANS  TOTAL        BALANCE       WAC      TERM   FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
07/07                                    $707,177        5   0.20       $141,435     7.705    355.00    576    81.6
08/07                                  $2,478,066       15   0.71       $165,204     7.452    356.03    599    81.6
09/07                                 $15,825,234       88   4.55       $179,832     7.034    357.00    602    80.1
10/07                                 $11,891,943       84   3.42       $141,571     7.825    358.09    608    78.4
11/07                                 $53,678,343      320  15.42       $167,745     7.684    359.03    596    76.9
12/07                                 $58,295,465      340  16.75       $171,457     7.795    360.00    590    76.8
06/08                                    $287,858        3   0.08        $95,953     7.120    354.00    593    76.7
07/08                                  $1,792,009       12   0.51       $149,334     7.075    355.08    578    84.6
08/08                                  $6,436,436       35   1.85       $183,898     7.397    356.08    585    83.1
09/08                                 $28,317,982      170   8.13       $166,576     7.004    357.00    593    80.7
10/08                                 $17,631,385      140   5.06       $125,938     7.797    358.08    603    80.0
11/08                                 $54,050,769      370  15.53       $146,083     7.856    359.02    591    78.4
12/08                                 $93,164,254      590  26.76       $157,906     8.053    360.00    590    77.3
08/10                                    $274,783        1   0.08       $274,783     5.500    356.00    679    56.3
-----------------------------------------------------------------------------------------------------------------------------------
                                     $348,113,004    2,191 100.00       $158,883     7.739    358.96    593    78.0
-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).


                                     3-10

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                               Group 4
                                                   ARM and Fixed     $384,582,315
                                                           Detailed Report

Summary of Loans in Statistical Calculation Pool                              Range
(As of Calculation Date)                                                      -----

Total Number of Loans                                    1,681
Total Outstanding Balance                          384,582,315
Average Loan Balance                                  $228,782            $24,943 to $1,200,000
WA Mortgage Rate                                        7.284%             4.990% to 11.500%
Net WAC                                                 6.775%             4.481% to 10.991%
ARM Characteristics
      WA Gross Margin                                   6.792%             3.500% to 11.000%
      WA Months to First Roll                               29                  2 to 36
      WA First Periodic Cap                             1.766%             1.000% to 7.000%
      WA Subsequent Periodic Cap                        1.419%             1.000% to 3.000%
      WA Lifetime Cap                                  14.387%            11.625% to 18.430%
      WA Lifetime Floor                                 7.515%             4.990% to 11.430%
WA Original Term (months)                                  359                180 to 360
WA Remaining Term (months)                                 358                 99 to 360
WA LTV                                                  78.98%             12.00% to 100.00%
   Percentage of Pool with CLTV > 100%                   0.00%
   WA Effective LTV (Post MI)                           78.98%
   Second Liens w/100% CLTV                              0.00%
WA FICO                                                    615

Secured by (% of pool)     1st Liens                   100.00%
                           2nd Liens                     0.00%
Prepayment Penalty at Loan Orig (% of all loans)        80.29%

----------------------------------------------------------------------------------------------------------------------------------
 Top 5 States:        Top 5 Prop:        Doc Types:        Purpose Codes:       Occ Codes:        Grades:        Orig PP Term:
 -------------        -----------        ----------        --------------       ----------        -------        -------------
CA        34.57%   SFR        72.50%   FULL      60.36%   PUR        53.71%   OO       98.58%   A      83.38%   0           19.71%
FL        10.75%   PUD        18.26%   STATED    39.64%   RCO        43.99%   INV       1.11%   A-      4.13%   12           4.37%
TX         4.70%   CND         5.77%                      RNC         2.29%   2H        0.31%   B       5.62%   24          30.15%
VA         3.73%   2 FAM       2.04%                                                            C       4.06%   36          15.53%
AZ         3.71%   CNDP        0.55%                                                            C-      2.61%   60          30.23%
                                                                                                D       0.20%



----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                      4-1

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                         Group 4
                                             ARM and Fixed     $384,582,315
                                                     Detailed Report

-----------------------------------------------------------------------------------------------------------------------
                                                        Program
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
30Y LIB6M                             $2,526,983         8      0.66     $315,873     8.241    359.34      588     80.0
2/28 LIB6M                           $62,341,711       257     16.21     $242,575     7.619    358.71      611     80.1
2/28 LIB6M - IO - 24                 $54,471,311       164     14.16     $332,142     7.133    359.07      614     80.2
2/28 LIB6M - IO - 60                 $10,048,338        32      2.61     $314,011     7.535    359.16      605     80.1
3/27 LIB6M                           $79,274,497       335     20.61     $236,640     7.904    359.12      614     80.3
3/27 LIB6M - IO - 36                 $38,594,518       122     10.04     $316,349     7.128    358.56      613     82.3
3/27 LIB6M - IO - 60                  $4,693,829        18      1.22     $260,768     7.382    358.14      612     81.9
15Yr Fixed                            $2,314,570        20      0.60     $115,728     7.202    178.50      618     69.8
15Yr Fixed - CC                         $136,592         2      0.04      $68,296     8.681    179.45      573     77.4
30Yr Fixed                          $103,869,967       577     27.01     $180,017     6.735    359.30      621     75.1
30Yr Fixed - CC                      $10,013,363        83      2.60     $120,643     8.275    359.35      588     79.9
30Yr Fixed - IO - 60                 $16,296,635        63      4.24     $258,677     6.428    359.17      626     79.9
-----------------------------------------------------------------------------------------------------------------------
                                    $384,582,315     1,681    100.00     $228,782     7.284    357.89      615     79.0
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                     Original Term
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
ARM 360                             $251,951,187       936     65.51     $269,179     7.527    358.91      613     80.6
FIXED 180                             $2,451,162        22      0.64     $111,416     7.284    178.55      615     70.2
FIXED 360                           $130,179,966       723     33.85     $180,055     6.815    359.29      619     76.1
-----------------------------------------------------------------------------------------------------------------------
                                    $384,582,315     1,681    100.00     $228,782     7.284    357.89      615     79.0
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                       $24,943         1      0.01      $24,943     9.625     99.00      546     46.7
$25,000.01 - $50,000.00                  $95,872         2      0.02      $47,936     8.875    359.48      588     74.9
$50,000.01 - $75,000.00               $6,143,835        96      1.60      $63,998     8.463    349.75      609     79.6
$75,000.01 - $100,000.00             $12,402,757       144      3.22      $86,130     7.753    357.18      613     78.3
$100,000.01 - $150,000.00            $35,628,321       285      9.26     $125,012     7.421    354.47      608     77.6
$150,000.01 - $200,000.00            $64,556,767       368     16.79     $175,426     7.574    356.22      618     80.6
$200,000.01 - $250,000.00            $46,416,515       207     12.07     $224,234     7.467    359.10      616     79.0
$250,000.01 - $300,000.00            $42,248,251       154     10.99     $274,339     7.104    359.25      621     79.2
$300,000.01 - $350,000.00            $30,774,277        95      8.00     $323,940     7.393    359.15      622     81.5
$350,000.01 - $400,000.00            $51,203,452       136     13.31     $376,496     7.080    358.99      603     79.0
$400,000.01 - $450,000.00            $34,519,817        81      8.98     $426,171     7.134    358.83      611     77.7
$450,000.01 - $500,000.00            $25,682,988        54      6.68     $475,611     6.908    358.80      614     77.3
$500,000.01 - $550,000.00            $15,178,320        29      3.95     $523,390     6.925    358.55      620     81.2
$550,000.01 - $600,000.00             $5,749,791        10      1.50     $574,979     6.369    359.49      653     73.5
$600,000.01 - $650,000.00             $5,054,801         8      1.31     $631,850     6.947    358.26      626     88.1



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                      4-2

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                         Group 4
                                             ARM and Fixed     $384,582,315
                                                     Detailed Report

-----------------------------------------------------------------------------------------------------------------------
                                                Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
$650,000.01 - $700,000.00             $4,095,365         6      1.06     $682,561     6.876    358.20      602     79.8
$700,000.01 - $750,000.00             $1,499,000         2      0.39     $749,500     7.470    359.50      644     68.3
> $900,000.00                         $3,307,243         3      0.86   $1,102,414     6.712    359.18      613     51.1
-----------------------------------------------------------------------------------------------------------------------
                                    $384,582,315     1,681    100.00     $228,782     7.284    357.89      615     79.0
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                          State
-----------------------------------------------------------------------------------------------------------------------
Alabama                               $2,088,722        18      0.54     $116,040     7.574    359.16      597     85.5
Alaska                                  $878,421         5      0.23     $175,684     8.795    359.16      566     88.7
Arizona                              $14,254,160        68      3.71     $209,620     7.250    357.71      614     74.7
Arkansas                              $1,088,444         6      0.28     $181,407     8.124    357.55      610     99.1
California                          $132,952,052       385     34.57     $345,330     6.821    358.37      614     75.5
Colorado                              $7,109,544        36      1.85     $197,487     7.289    359.26      614     81.7
Connecticut                           $3,669,367        17      0.95     $215,845     7.864    359.41      595     78.4
Delaware                                $556,090         3      0.14     $185,363     7.797    359.65      629     81.9
District of Columbia                    $747,500         2      0.19     $373,750     7.773    358.43      570     84.8
Florida                              $41,338,203       216     10.75     $191,381     7.393    357.25      616     79.3
Georgia                               $9,069,113        35      2.36     $259,118     8.058    358.75      606     83.1
Hawaii                                $7,251,950        21      1.89     $345,331     6.068    358.83      643     77.3
Idaho                                 $1,734,594        11      0.45     $157,690     7.242    358.74      619     77.9
Illinois                             $14,193,102        61      3.69     $232,674     7.714    357.23      632     80.2
Indiana                               $1,967,900        15      0.51     $131,193     7.980    352.62      619     85.8
Iowa                                     $55,600         1      0.01      $55,600    10.650    360.00      597     80.0
Kansas                                  $921,478         5      0.24     $184,296     8.652    358.92      587     89.3
Kentucky                              $1,474,604        13      0.38     $113,431     8.195    351.29      607     82.0
Louisiana                               $393,397         4      0.10      $98,349     8.232    359.17      571     72.2
Maine                                   $896,842         6      0.23     $149,474     7.328    358.72      632     83.0
Maryland                              $5,667,213        20      1.47     $283,361     7.037    358.87      617     82.1
Massachusetts                         $6,330,947        21      1.65     $301,474     7.865    358.90      602     77.9
Michigan                              $2,652,447        20      0.69     $132,622     8.294    359.16      606     84.6
Minnesota                             $5,395,657        23      1.40     $234,594     7.587    358.98      612     86.3
Mississippi                           $1,115,527        10      0.29     $111,553     7.583    359.17      626     88.9
Missouri                              $2,136,927        19      0.56     $112,470     7.950    358.94      603     84.3
Montana                               $1,094,193         7      0.28     $156,313     7.220    359.14      608     81.1
Nebraska                                $104,000         1      0.03     $104,000     6.950    360.00      657     80.0
Nevada                               $12,587,825        50      3.27     $251,756     7.406    358.76      608     81.4
New Hampshire                         $2,108,566        10      0.55     $210,857     7.125    359.39      611     81.9
New Jersey                            $9,240,779        32      2.40     $288,774     7.808    359.06      613     82.3
New Mexico                            $1,140,680         5      0.30     $228,136     7.418    357.75      623     88.0
New York                             $13,055,169        41      3.39     $318,419     7.473    359.16      636     81.1
North Carolina                        $3,393,099        17      0.88     $199,594     8.470    358.53      583     83.8



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                      4-3

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                         Group 4
                                             ARM and Fixed     $384,582,315
                                                     Detailed Report

-----------------------------------------------------------------------------------------------------------------------
                                                         State
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
North Dakota                            $461,431         4      0.12     $115,358     7.811    312.99      637     80.8
Ohio                                  $5,350,143        49      1.39     $109,187     7.751    353.62      610     81.8
Oklahoma                              $1,684,291        16      0.44     $105,268     8.108    351.25      617     84.2
Oregon                                $4,829,252        24      1.26     $201,219     7.176    352.71      624     82.1
Pennsylvania                          $6,708,488        50      1.74     $134,170     7.833    357.00      601     81.5
Rhode Island                            $587,603         3      0.15     $195,868     8.680    359.55      641     76.4
South Carolina                        $1,550,710         7      0.40     $221,530     7.879    359.37      583     82.7
South Dakota                            $441,547         4      0.11     $110,387     7.729    359.56      589     85.7
Tennessee                             $5,962,830        40      1.55     $149,071     7.827    357.27      612     82.7
Texas                                $18,066,808       138      4.70     $130,919     7.843    356.10      618     82.2
Utah                                  $2,852,099        14      0.74     $203,721     7.089    358.52      642     80.0
Vermont                                 $143,200         1      0.04     $143,200     7.900    360.00      611     80.0
Virginia                             $14,358,349        62      3.73     $231,586     7.326    356.93      602     78.6
Washington                           $10,502,302        49      2.73     $214,333     7.014    359.15      626     81.3
West Virginia                           $287,679         1      0.07     $287,679     8.925    358.00      596     80.0
Wisconsin                             $1,186,385         8      0.31     $148,298     8.390    359.19      683     81.2
Wyoming                                 $945,084         7      0.25     $135,012     7.893    357.18      594     81.5
-----------------------------------------------------------------------------------------------------------------------
                                    $384,582,315     1,681    100.00     $228,782     7.284    357.89      615     79.0
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                  Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
<= 50.00                             $10,181,304        59      2.65     $172,564     7.212    352.75      595     40.8
50.01 - 55.00                         $5,807,092        22      1.51     $263,959     6.174    359.61      624     52.4
55.01 - 60.00                         $7,419,730        29      1.93     $255,853     6.281    353.39      619     58.2
60.01 - 65.00                        $13,923,163        56      3.62     $248,628     6.613    354.98      603     63.0
65.01 - 70.00                        $19,928,465        64      5.18     $311,382     6.867    356.92      603     68.8
70.01 - 75.00                        $31,044,175       129      8.07     $240,653     7.185    357.15      606     74.0
75.01 - 80.00                       $196,747,980       877     51.16     $224,342     7.233    358.80      626     79.8
80.01 - 85.00                        $30,306,578       128      7.88     $236,770     7.292    356.65      595     84.4
85.01 - 90.00                        $40,284,789       177     10.47     $227,598     7.777    358.46      600     89.3
90.01 - 95.00                        $13,514,398        69      3.51     $195,861     8.542    358.80      599     94.7
95.01 - 100.00                       $15,424,640        71      4.01     $217,248     7.831    356.61      621    100.0
-----------------------------------------------------------------------------------------------------------------------
                                    $384,582,315     1,681    100.00     $228,782     7.284    357.89      615     79.0
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                             Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                           $466,944         1      0.12     $466,944     4.990    357.00      633     78.0
5.001 - 5.500                         $7,079,614        20      1.84     $353,981     5.462    358.90      683     66.8



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                      4-4

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                         Group 4
                                             ARM and Fixed     $384,582,315
                                                     Detailed Report

-----------------------------------------------------------------------------------------------------------------------
                                              Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                        $43,347,952       145     11.27     $298,951     5.869    356.75      632     73.7
6.001 - 6.500                        $59,887,402       225     15.57     $266,166     6.312    358.79      618     75.7
6.501 - 7.000                        $65,514,315       279     17.04     $234,818     6.803    356.93      624     79.7
7.001 - 7.500                        $60,744,205       270     15.79     $224,979     7.292    358.85      619     80.2
7.501 - 8.000                        $66,192,775       312     17.21     $212,156     7.775    357.92      615     80.6
8.001 - 8.500                        $33,291,996       160      8.66     $208,075     8.304    357.74      602     80.9
8.501 - 9.000                        $21,626,002       125      5.62     $173,008     8.779    357.09      586     82.0
9.001 - 9.500                        $10,091,734        62      2.62     $162,770     9.279    357.36      575     84.2
9.501 - 10.000                        $9,068,252        43      2.36     $210,890     9.769    358.59      569     85.9
10.001 - 10.500                       $4,543,541        21      1.18     $216,359    10.261    359.57      572     82.0
10.501 - 11.000                       $2,292,843        15      0.60     $152,856    10.747    358.82      566     87.6
11.001 - 11.500                         $434,740         3      0.11     $144,913    11.403    360.00      554     91.3
-----------------------------------------------------------------------------------------------------------------------
                                    $384,582,315     1,681    100.00     $228,782     7.284    357.89      615     79.0
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                     Property Type
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
SFR                                 $278,813,305     1,231     72.50     $226,493     7.257    357.78      614     78.7
PUD                                  $70,212,119       289     18.26     $242,949     7.357    359.02      612     80.3
CND                                  $22,195,497       103      5.77     $215,490     7.203    357.70      624     80.0
2 FAM                                 $7,844,342        31      2.04     $253,043     7.149    355.40      647     76.7
CNDP                                  $2,113,756         7      0.55     $301,965     7.356    358.95      643     80.9
3 FAM                                 $1,783,630         6      0.46     $297,272     9.435    359.41      597     78.1
MNF                                   $1,216,778        12      0.32     $101,398     8.020    332.26      643     61.5
4 FAM                                   $402,889         2      0.10     $201,444     8.425    359.50      674     80.0
-----------------------------------------------------------------------------------------------------------------------
                                    $384,582,315     1,681    100.00     $228,782     7.284    357.89      615     79.0
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                        Purpose
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
PUR                                 $206,573,220       973     53.71     $212,305     7.628    358.85      622     82.3
RCO                                 $169,186,258       660     43.99     $256,343     6.895    356.88      605     75.1
RNC                                   $8,822,836        48      2.29     $183,809     6.707    354.71      623     76.4
-----------------------------------------------------------------------------------------------------------------------
                                    $384,582,315     1,681    100.00     $228,782     7.284    357.89      615     79.0
-----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                      4-5

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                         Group 4
                                             ARM and Fixed     $384,582,315
                                                     Detailed Report

-----------------------------------------------------------------------------------------------------------------------
                                                       Occupancy
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
OO                                  $379,126,055     1,654     98.58     $229,218     7.280    357.88      615     79.1
INV                                   $4,252,630        18      1.11     $236,257     7.579    358.86      629     75.3
2H                                    $1,203,629         9      0.31     $133,737     7.761    357.69      612     66.6
-----------------------------------------------------------------------------------------------------------------------
                                    $384,582,315     1,681    100.00     $228,782     7.284    357.89      615     79.0
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                    Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
1 - 120                                  $24,943         1      0.01      $24,943     9.625     99.00      546     46.7
121 - 180                             $2,426,219        21      0.63     $115,534     7.260    179.37      616     70.4
181 - 300                                $71,485         1      0.02      $71,485     8.000    292.00      565     69.1
301 - 360                           $382,059,668     1,658     99.34     $230,434     7.284    359.05      615     79.0
-----------------------------------------------------------------------------------------------------------------------
                                    $384,582,315     1,681    100.00     $228,782     7.284    357.89      615     79.0
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
FULL                                $232,117,747     1,047     60.36     $221,698     7.025    357.62      609     79.7
STATED INCOME                       $152,464,568       634     39.64     $240,480     7.680    358.30      624     77.8
-----------------------------------------------------------------------------------------------------------------------
                                    $384,582,315     1,681    100.00     $228,782     7.284    357.89      615     79.0
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                               Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
801 - 820                               $676,270         2      0.18     $338,135     6.488    360.00      812     64.6
781 - 800                             $1,275,698         3      0.33     $425,233     5.634    359.35      791     70.6
761 - 780                             $1,222,560         5      0.32     $244,512     6.524    359.56      770     81.1
741 - 760                             $3,751,614        14      0.98     $267,972     6.957    359.32      751     77.1
721 - 740                             $4,720,247        21      1.23     $224,774     6.637    359.26      732     76.4
701 - 720                             $8,416,927        35      2.19     $240,484     6.791    354.91      712     79.5
681 - 700                            $16,247,686        72      4.22     $225,662     6.869    356.95      688     77.8
661 - 680                            $23,500,042       108      6.11     $217,593     6.925    357.41      669     77.1
641 - 660                            $25,288,937       128      6.58     $197,570     7.143    356.32      651     79.1
621 - 640                            $84,336,206       349     21.93     $241,651     7.011    358.42      630     79.5
601 - 620                            $71,851,495       300     18.68     $239,505     7.169    358.51      611     81.2
581 - 600                            $59,414,904       267     15.45     $222,528     7.444    358.14      590     78.7
561 - 580                            $37,339,515       159      9.71     $234,840     7.725    357.92      571     80.1
541 - 560                            $23,703,120       111      6.16     $213,542     7.881    357.35      551     77.7



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                      4-6

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                         Group 4
                                             ARM and Fixed     $384,582,315
                                                     Detailed Report

-----------------------------------------------------------------------------------------------------------------------
                                              Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
521 - 540                            $14,930,271        67      3.88     $222,840     8.394    358.87      529     75.6
501 - 520                             $6,594,221        36      1.71     $183,173     8.097    352.83      512     70.3
<= 500                                $1,312,601         4      0.34     $328,150     7.341    356.86      500     74.9
-----------------------------------------------------------------------------------------------------------------------
                                    $384,582,315     1,681    100.00     $228,782     7.284    357.89      615     79.0
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                         Grade
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
A                                   $320,653,376     1,400     83.38     $229,038     7.241    358.32      619     79.3
A-                                   $15,870,558        61      4.13     $260,173     7.638    355.64      584     75.4
B                                    $21,602,443       104      5.62     $207,716     7.436    356.53      590     77.5
C                                    $15,619,463        69      4.06     $226,369     7.221    354.32      608     74.6
C-                                   $10,055,223        44      2.61     $228,528     7.875    355.89      600     83.9
D                                       $781,252         3      0.20     $260,417     7.439    358.62      559     64.3
-----------------------------------------------------------------------------------------------------------------------
                                    $384,582,315     1,681    100.00     $228,782     7.284    357.89      615     79.0
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                    Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
0                                    $75,800,025       283     19.71     $267,845     7.849    359.09      619     80.3
12                                   $16,816,215        62      4.37     $271,229     8.000    358.62      619     80.8
24                                  $115,951,411       415     30.15     $279,401     7.317    358.94      610     80.6
36                                   $59,737,856       238     15.53     $250,999     7.265    358.41      613     80.7
60                                  $116,276,807       683     30.23     $170,244     6.790    355.68      618     75.4
-----------------------------------------------------------------------------------------------------------------------
                                    $384,582,315     1,681    100.00     $228,782     7.284    357.89      615     79.0
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                Range of Months to Roll         (Excludes    745  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------
                             WA          CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                 MTR          BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
0 - 6                         5       $2,598,468         9      1.03     $288,719     8.234    357.49      587     79.7
7 - 12                       12         $245,769         1      0.10     $245,769     7.625    348.00      525     80.0
19 - 24                      23     $126,544,105       451     50.23     $280,586     7.403    358.96      612     80.1
25 - 31                      31       $2,790,557         8      1.11     $348,820     7.154    355.00      602     83.8
32 - 37                      35     $119,772,287       467     47.54     $256,472     7.651    359.00      614     80.9
-----------------------------------------------------------------------------------------------------------------------
                                    $251,951,187       936    100.00     $269,179     7.527    358.91      613     80.6
-----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                      4-7

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                         Group 4
                                             ARM and Fixed     $384,582,315
                                                     Detailed Report

-----------------------------------------------------------------------------------------------------------------------
                                                    Range of Margin             (Excludes    745  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                           $720,000         2      0.29     $360,000     5.997    359.69      575     67.8
4.001 - 5.000                         $5,356,135        13      2.13     $412,010     5.923    358.39      610     70.9
5.001 - 6.000                        $59,867,747       215     23.76     $278,455     7.112    359.08      614     77.7
6.001 - 7.000                        $94,644,388       330     37.56     $286,801     7.269    358.83      624     80.3
7.001 - 8.000                        $62,742,170       255     24.90     $246,048     7.858    358.90      610     82.6
8.001 - 9.000                        $23,312,629        99      9.25     $235,481     8.654    358.75      581     84.9
9.001 - 10.000                        $4,211,114        18      1.67     $233,951     9.569    359.20      570     86.5
10.001 - 11.000                       $1,097,005         4      0.44     $274,251    10.565    360.00      541     84.2
-----------------------------------------------------------------------------------------------------------------------
6.792                               $251,951,187       936    100.00     $269,179     7.527    358.91      613     80.6
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                  Range of Maximum Rate         (Excludes    745  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                       $2,126,778         7      0.84     $303,825     5.688    357.55      649     79.5
12.001 - 12.500                       $4,917,453        15      1.95     $327,830     5.975    357.98      617     75.1
12.501 - 13.000                      $17,120,391        49      6.80     $349,396     6.106    358.43      611     77.7
13.001 - 13.500                      $30,564,159        90     12.13     $339,602     6.492    358.40      621     78.9
13.501 - 14.000                      $48,608,396       164     19.29     $296,393     7.014    358.77      622     79.5
14.001 - 14.500                      $46,045,698       180     18.28     $255,809     7.368    359.17      621     81.3
14.501 - 15.000                      $42,250,918       170     16.77     $248,535     7.850    358.97      619     81.1
15.001 - 15.500                      $25,229,095        96     10.01     $262,803     8.344    359.17      600     79.7
15.501 - 16.000                      $14,448,042        69      5.73     $209,392     8.832    359.23      596     83.7
16.001 - 16.500                       $8,451,809        43      3.35     $196,554     9.384    359.63      571     84.6
16.501 - 17.000                       $7,131,555        30      2.83     $237,718     9.749    359.48      571     85.9
17.001 - 17.500                       $2,924,472        13      1.16     $224,959    10.263    359.48      581     81.7
17.501 - 18.000                       $1,765,082         8      0.70     $220,635    10.764    358.56      564     91.6
18.001 - 18.500                         $367,340         2      0.15     $183,670    11.385    360.00      550     92.2
-----------------------------------------------------------------------------------------------------------------------
14.387                              $251,951,187       936    100.00     $269,179     7.527    358.91      613     80.6
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                               Initial Periodic Rate Cap        (Excludes    745  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
1.000                                 $3,358,065        12      1.33     $279,839     8.256    359.18      588     77.8
1.500                               $203,222,939       758     80.66     $268,104     7.473    358.96      616     80.8
2.000                                   $290,663         2      0.12     $145,332     7.670    358.57      541     61.7
3.000                                $44,833,519       162     17.79     $276,750     7.717    358.63      600     79.6
6.000                                   $156,800         1      0.06     $156,800     7.750    358.00      637     80.0
7.000                                    $89,200         1      0.04      $89,200     7.700    359.00      585     80.0
-----------------------------------------------------------------------------------------------------------------------
                                    $251,951,187       936    100.00     $269,179     7.527    358.91      613     80.6
-----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                      4-8

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                         Group 4
                                             ARM and Fixed     $384,582,315
                                                     Detailed Report

-----------------------------------------------------------------------------------------------------------------------
                                              Subsequent Periodic Rate Cap      (Excludes    745  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
1.000                                $41,267,056       146     16.38     $282,651     7.704    358.76      601     79.4
1.500                               $210,527,331       789     83.56     $266,828     7.492    358.94      615     80.8
3.000                                   $156,800         1      0.06     $156,800     7.750    358.00      637     80.0
-----------------------------------------------------------------------------------------------------------------------
                                    $251,951,187       936    100.00     $269,179     7.527    358.91      613     80.6
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                              Range of Lifetime Rate Floor      (Excludes    745  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                           $466,944         1      0.19     $466,944     4.990    357.00      633     78.0
5.001 - 6.000                        $16,571,494        43      6.58     $385,384     5.812    358.06      614     76.6
6.001 - 7.000                        $71,621,078       230     28.43     $311,396     6.630    358.65      627     79.6
7.001 - 8.000                        $96,041,422       377     38.12     $254,752     7.538    359.02      620     80.7
8.001 - 9.000                        $45,016,565       184     17.87     $244,655     8.486    359.13      596     81.0
9.001 - 10.000                       $16,918,187        78      6.71     $216,900     9.523    359.52      572     85.4
> 10.000                              $5,315,498        23      2.11     $231,109    10.503    359.26      568     84.8
-----------------------------------------------------------------------------------------------------------------------
                                    $251,951,187       936    100.00     $269,179     7.527    358.91      613     80.6
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                              Next Interest Adjustment Cap      (Excludes    745  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
02/06                                   $360,648         1      0.14     $360,648     6.375    356.00      512     74.6
04/06                                    $71,485         1      0.03      $71,485     8.000    292.00      565     69.1
05/06                                   $218,266         1      0.09     $218,266     8.250    359.00      552     95.0
06/06                                 $1,948,069         6      0.77     $324,678     8.586    360.00      606     79.3
12/06                                   $245,769         1      0.10     $245,769     7.625    348.00      525     80.0
07/07                                   $793,673         2      0.32     $396,836     6.649    355.00      553     77.4
08/07                                 $4,535,656        12      1.80     $377,971     7.175    356.03      606     84.4
09/07                                $14,293,075        44      5.67     $324,843     6.787    357.00      616     81.9
10/07                                $13,763,140        55      5.46     $250,239     7.407    358.03      624     81.8
11/07                                $40,564,600       156     16.10     $260,029     7.538    359.01      610     80.0
12/07                                $52,593,962       182     20.87     $288,978     7.496    360.00      611     79.0
07/08                                 $2,790,557         8      1.11     $348,820     7.154    355.00      602     83.8
08/08                                 $6,541,763        17      2.60     $384,810     6.956    356.00      609     84.1
09/08                                $12,670,092        45      5.03     $281,558     6.652    357.00      624     82.1
10/08                                $13,501,649        56      5.36     $241,101     7.930    358.02      620     82.9
11/08                                $28,795,571       126     11.43     $228,536     7.673    359.00      619     81.2
12/08                                $58,263,213       223     23.12     $261,270     7.870    360.00      609     79.8
-----------------------------------------------------------------------------------------------------------------------
                                    $251,951,187       936    100.00     $269,179     7.527    358.91      613     80.6
-----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).



                                      4-9

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                            Groups 1 & 2

                                                       Fixed   $1,088,018,823

                                                           Detailed Report

Summary of Loans in Statistical Calculation Pool                              Range
(As of Calculation Date)                                                      -----

Total Number of Loans                                      6,056
Total Outstanding Balance                         $1,088,018,823
Average Loan Balance                                    $179,660       $14,775 to $898,906
WA Mortgage Rate                                          7.017%        5.150% to 13.750%
Net WAC                                                   6.508%        4.641% to 13.241%
WA Original Term (months)                                    355            180 to 360
WA Remaining Term (months)                                   353             63 to 360
WA LTV                                                    74.25%         7.32% to 100.00%
   Percentage of Pool with CLTV > 100%                     0.00%
   WA Effective LTV (Post MI)                             74.25%
   Second Liens w/100% CLTV                                0.00%
WA FICO                                                      614

Secured by (% of pool)      1st Liens                    100.00%
                            2nd Liens                      0.00%
Prepayment Penalty at Loan Orig (% of all loans)          83.68%


----------------------------------------------------------------------------------------------------------------------------------
 Top 5 States:        Top 5 Prop:        Doc Types:        Purpose Codes:       Occ Codes:        Grades:        Orig PP Term:
 -------------        -----------        ----------        --------------       ----------        -------        -------------
CA        31.53%   SFR        82.73%   FULL     90.87%    RCO        87.01%   OO       98.29%   A      74.54%   0           16.32%
FL        11.29%   PUD        12.79%   STATED    9.08%    PUR         7.36%   INV       1.42%   A-      6.14%   3            0.01%
TX         4.78%   CND         1.84%   STREAM    0.05%    RNC         5.63%   2H        0.29%   B      10.40%   6            0.01%
AZ         4.32%   2 FAM       1.47%                                                            C       6.18%   12           3.80%
VA         3.61%   3 FAM       0.61%                                                            C-      2.33%   24           4.49%
                                                                                                D       0.41%   35           0.01%
                                                                                                                36          19.54%
                                                                                                                48           0.01%
                                                                                                                60          55.80%



----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                      Groups 1 & 2

                                                 Fixed   $1,088,018,823

                                                     Detailed Report

-----------------------------------------------------------------------------------------------------------------------
                                                        Program
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
15Yr Fixed                           $28,126,314       246      2.59     $114,335     7.273    177.33      608     68.0
15Yr Fixed - CC                       $4,063,303        45      0.37      $90,296     8.532    178.35      580     72.9
20Yr Fixed                            $1,260,261        11      0.12     $114,569     7.303    237.86      652     73.1
30Yr Fixed                          $852,189,545     4,641     78.32     $183,622     6.885    358.04      617     73.3
30Yr Fixed - CC                     $100,938,872       703      9.28     $143,583     8.256    358.21      583     80.2
30Yr Fixed - IO - 60                $101,395,574       409      9.32     $247,911     6.758    358.45      626     77.8
30/15 Fixed Balloon                      $44,953         1      0.00      $44,953     9.250    178.00      562     59.2
-----------------------------------------------------------------------------------------------------------------------
                                  $1,088,018,823     6,056    100.00     $179,660     7.017    352.60      614     74.2
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                     Original Term
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
FIXED 180                            $32,234,570       292      2.96     $110,392     7.434    177.46      604     68.6
FIXED 240                             $1,260,261        11      0.12     $114,569     7.303    237.86      652     73.1
FIXED 360                         $1,054,523,992     5,753     96.92     $183,300     7.004    358.10      614     74.4
-----------------------------------------------------------------------------------------------------------------------
                                  $1,088,018,823     6,056    100.00     $179,660     7.017    352.60      614     74.2
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                       $73,268         4      0.01      $18,317     9.395     84.66      639     57.3
$25,000.01 - $50,000.00               $3,070,785        65      0.28      $47,243     8.849    278.99      588     51.3
$50,000.01 - $75,000.00              $26,744,819       420      2.46      $63,678     8.379    324.75      602     70.6
$75,000.01 - $100,000.00             $66,025,313       748      6.07      $88,269     7.879    339.30      601     74.7
$100,000.01 - $150,000.00           $216,299,829     1,731     19.88     $124,957     7.413    351.59      604     75.0
$150,000.01 - $200,000.00           $209,701,710     1,209     19.27     $173,451     7.078    354.36      608     74.0
$200,000.01 - $250,000.00           $154,696,962       693     14.22     $223,228     6.939    355.64      608     73.8
$250,000.01 - $300,000.00           $127,422,194       466     11.71     $273,438     6.724    354.86      611     73.7
$300,000.01 - $350,000.00            $88,288,623       273      8.11     $323,402     6.718    357.73      613     76.2
$350,000.01 - $400,000.00            $70,762,577       188      6.50     $376,397     6.529    356.33      632     76.0
$400,000.01 - $450,000.00            $53,759,776       127      4.94     $423,305     6.342    355.26      643     73.2
$450,000.01 - $500,000.00            $33,294,750        70      3.06     $475,639     6.300    353.17      645     73.4
$500,000.01 - $550,000.00            $11,123,416        21      1.02     $529,686     6.225    358.58      662     69.5
$550,000.01 - $600,000.00            $11,490,558        20      1.06     $574,528     6.079    357.81      708     75.7
$600,000.01 - $650,000.00             $2,536,891         4      0.23     $634,223     6.285    358.75      656     66.4
$650,000.01 - $700,000.00             $4,123,865         6      0.38     $687,311     6.450    358.67      666     81.4
$700,000.01 - $750,000.00             $4,370,864         6      0.40     $728,477     6.243    328.66      659     72.0
$800,000.01 - $850,000.00             $3,333,716         4      0.31     $833,429     7.372    358.00      654     72.9
$850,000.01 - $900,000.00               $898,906         1      0.08     $898,906     5.875    359.00      638     60.0
-----------------------------------------------------------------------------------------------------------------------
                                  $1,088,018,823     6,056    100.00     $179,660     7.017    352.60      614     74.2
-----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                      Groups 1 & 2

                                                 Fixed   $1,088,018,823

                                                     Detailed Report

-----------------------------------------------------------------------------------------------------------------------
                                                          State
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
Alabama                               $8,398,445        61      0.77     $137,679     7.870    350.11      606     86.7
Alaska                                $1,107,933         6      0.10     $184,656     7.060    358.39      623     86.0
Arizona                              $46,953,233       277      4.32     $169,506     6.975    355.43      601     74.2
Arkansas                              $3,815,019        34      0.35     $112,206     8.517    353.42      609     88.3
California                          $343,074,297     1,286     31.53     $266,776     6.383    355.60      629     68.2
Colorado                             $12,193,434        71      1.12     $171,739     7.294    354.88      618     82.0
Connecticut                          $13,910,605        74      1.28     $187,981     7.201    345.83      601     74.5
Delaware                              $4,396,026        24      0.40     $183,168     7.309    355.09      627     79.9
District of Columbia                  $2,595,285        13      0.24     $199,637     7.443    358.63      582     64.2
Florida                             $122,885,571       771     11.29     $159,385     7.133    354.09      600     73.5
Georgia                              $19,843,649       145      1.82     $136,853     7.831    337.02      609     82.3
Hawaii                               $18,084,249        57      1.66     $317,268     6.445    356.38      642     73.5
Idaho                                 $6,856,099        48      0.63     $142,835     7.253    356.41      618     83.0
Illinois                             $23,977,452       147      2.20     $163,112     7.319    355.69      613     78.7
Indiana                               $8,553,554        76      0.79     $112,547     7.895    352.94      613     83.7
Iowa                                  $2,678,980        27      0.25      $99,221     8.123    325.41      628     85.4
Kansas                                $2,174,464        21      0.20     $103,546     8.308    352.07      623     83.7
Kentucky                              $5,637,515        52      0.52     $108,414     7.666    340.28      631     85.2
Louisiana                             $1,602,339        17      0.15      $94,255     8.740    347.46      568     80.9
Maine                                 $4,805,637        31      0.44     $155,021     7.181    358.41      601     78.6
Maryland                             $29,153,226       136      2.68     $214,362     7.140    357.67      603     73.7
Massachusetts                        $28,696,914       133      2.64     $215,766     7.202    356.07      590     70.9
Michigan                             $12,153,260        92      1.12     $132,101     7.528    355.21      616     79.9
Minnesota                            $13,558,825        80      1.25     $169,485     7.456    345.15      612     81.6
Mississippi                           $2,012,143        17      0.18     $118,361     7.613    354.27      606     86.3
Missouri                             $11,065,521        97      1.02     $114,078     7.697    348.51      615     83.3
Montana                               $1,844,155        17      0.17     $108,480     7.276    337.62      627     78.0
Nebraska                              $1,433,907        14      0.13     $102,422     7.583    357.74      624     80.8
Nevada                               $23,092,819       122      2.12     $189,285     6.805    355.99      604     72.7
New Hampshire                         $7,452,043        35      0.68     $212,916     6.718    357.95      597     72.8
New Jersey                           $20,261,773       101      1.86     $200,612     7.294    347.22      600     72.8
New Mexico                            $5,147,066        38      0.47     $135,449     8.023    348.68      604     80.0
New York                             $30,870,497       142      2.84     $217,398     7.239    356.34      608     69.9
North Carolina                       $12,757,969       107      1.17     $119,233     8.080    347.26      607     82.8
North Dakota                             $81,373         1      0.01      $81,373     7.375    315.00      686     70.6
Ohio                                 $11,877,467       103      1.09     $115,315     7.653    351.83      618     84.6
Oklahoma                              $6,542,210        66      0.60      $99,124     7.909    352.28      604     84.2
Oregon                               $15,691,276        95      1.44     $165,171     7.155    355.13      614     77.7
Pennsylvania                         $27,139,511       192      2.49     $141,352     7.542    343.75      599     79.4
Rhode Island                          $3,105,284        16      0.29     $194,080     7.007    358.63      584     69.1
South Carolina                        $6,040,750        51      0.56     $118,446     7.729    346.43      609     79.4
South Dakota                          $1,332,923         9      0.12     $148,103     7.345    356.90      616     84.0
Tennessee                            $18,229,751       149      1.68     $122,347     7.618    347.10      623     84.0
Texas                                $52,061,044       465      4.78     $111,959     7.711    334.82      606     79.5
Utah                                  $5,923,689        39      0.54     $151,889     6.966    353.86      623     80.8



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                      Groups 1 & 2

                                                 Fixed   $1,088,018,823

                                                     Detailed Report

-----------------------------------------------------------------------------------------------------------------------
                                                          State
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
Vermont                               $1,594,031         9      0.15     $177,115     7.562    358.59      597     72.0
Virginia                             $39,287,366       222      3.61     $176,970     6.996    351.93      605     76.0
Washington                           $33,822,840       178      3.11     $190,016     6.981    354.46      622     80.6
West Virginia                         $2,980,543        25      0.27     $119,222     8.510    346.71      579     78.0
Wisconsin                             $7,880,419        55      0.72     $143,280     8.155    356.44      602     81.6
Wyoming                               $1,384,442        12      0.13     $115,370     7.392    357.47      610     82.7
-----------------------------------------------------------------------------------------------------------------------
                                  $1,088,018,823     6,056    100.00     $179,660     7.017    352.60      614     74.2
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                  Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
<= 50.00                             $74,861,453       529      6.88     $141,515     6.751    344.07      613     40.0
50.01 - 55.00                        $46,466,734       239      4.27     $194,421     6.495    349.09      621     52.6
55.01 - 60.00                        $56,033,161       309      5.15     $181,337     6.608    352.18      609     57.9
60.01 - 65.00                        $85,145,446       442      7.83     $192,637     6.745    352.67      601     63.2
65.01 - 70.00                       $103,278,841       520      9.49     $198,613     6.744    354.10      604     68.2
70.01 - 75.00                       $126,492,133       640     11.63     $197,644     6.815    355.22      611     73.5
75.01 - 80.00                       $285,309,305     1,605     26.22     $177,763     6.979    352.96      621     79.2
80.01 - 85.00                       $105,989,851       575      9.74     $184,330     7.212    351.98      602     84.1
85.01 - 90.00                       $127,202,407       694     11.69     $183,289     7.432    353.43      617     89.3
90.01 - 95.00                        $37,037,644       214      3.40     $173,073     7.939    356.78      629     94.3
95.01 - 100.00                       $40,201,848       289      3.69     $139,107     8.204    353.62      638     99.6
-----------------------------------------------------------------------------------------------------------------------
                                  $1,088,018,823     6,056    100.00     $179,660     7.017    352.60      614     74.2
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                             Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                        $23,920,360        74      2.20     $323,248     5.491    354.87      712     62.6
5.501 - 6.000                       $172,906,349       663     15.89     $260,794     5.864    354.03      648     67.0
6.001 - 6.500                       $222,836,545     1,013     20.48     $219,977     6.335    354.15      622     71.2
6.501 - 7.000                       $240,207,614     1,281     22.08     $187,516     6.805    354.30      614     75.3
7.001 - 7.500                       $127,533,904       797     11.72     $160,017     7.311    351.36      603     77.0
7.501 - 8.000                       $146,321,857       970     13.45     $150,847     7.796    352.61      595     78.4
8.001 - 8.500                        $65,508,314       485      6.02     $135,069     8.306    349.02      585     79.7
8.501 - 9.000                        $44,674,095       363      4.11     $123,069     8.787    344.21      577     81.2
9.001 - 9.500                        $20,598,529       185      1.89     $111,343     9.316    350.22      570     79.8
9.501 - 10.000                       $12,454,262       112      1.14     $111,199     9.786    346.94      561     84.0
10.001 - 10.500                       $4,359,381        44      0.40      $99,077    10.298    341.93      565     80.6
10.501 - 11.000                       $3,934,128        44      0.36      $89,412    10.807    319.63      566     83.6
11.001 - 11.500                       $1,365,091        16      0.13      $85,318    11.270    358.36      542     78.5



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                      Groups 1 & 2

                                                 Fixed   $1,088,018,823

                                                     Detailed Report

-----------------------------------------------------------------------------------------------------------------------
                                             Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                       $1,156,569         6      0.11     $192,762    11.912    353.50     561      88.6
12.001 - 12.500                         $104,471         1      0.01     $104,471    12.200    359.00     577      95.0
13.001 - 13.500                          $74,827         1      0.01      $74,827    13.250    356.00     520     100.0
13.501 - 14.000                          $62,528         1      0.01      $62,528    13.750    359.00     548     100.0
-----------------------------------------------------------------------------------------------------------------------
                                  $1,088,018,823     6,056    100.00     $179,660     7.017    352.60     614      74.2
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                     Property Type
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
SFR                                 $900,093,164     5,072     82.73     $177,463     7.013    352.70      614     74.5
PUD                                 $139,188,323       699     12.79     $199,125     6.984    352.89      612     75.5
CND                                  $20,055,585       126      1.84     $159,171     7.075    356.90      620     69.4
2 FAM                                $16,035,090        94      1.47     $170,586     7.326    348.77      619     64.9
3 FAM                                 $6,629,525        29      0.61     $228,604     6.981    341.42      629     59.7
4 FAM                                 $3,504,808        13      0.32     $269,601     7.076    342.78      636     65.1
MNF                                   $1,765,877        18      0.16      $98,104     8.199    336.43      625     72.6
CNDP                                    $746,450         5      0.07     $149,290     7.292    329.91      686     74.8
-----------------------------------------------------------------------------------------------------------------------
                                  $1,088,018,823     6,056    100.00     $179,660     7.017    352.60      614     74.2
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                        Purpose
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
RCO                                 $946,731,684     5,123     87.01     $184,800     6.969    352.39      612     73.0
PUR                                  $80,054,434       525      7.36     $152,485     7.443    356.47      639     85.3
RNC                                  $61,232,705       408      5.63     $150,080     7.212    350.88      620     79.0
-----------------------------------------------------------------------------------------------------------------------
                                  $1,088,018,823     6,056    100.00     $179,660     7.017    352.60      614     74.2
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                       Occupancy
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------

OO                                $1,069,377,975     5,910     98.29     $180,944     7.009    352.66      614     74.4
INV                                  $15,500,633       120      1.42     $129,172     7.442    348.00      632     67.1
2H                                    $3,140,214        26      0.29     $120,777     7.615    355.29      599     73.0
-----------------------------------------------------------------------------------------------------------------------
                                  $1,088,018,823     6,056    100.00     $179,660     7.017    352.60      614     74.2
-----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                      Groups 1 & 2

                                                 Fixed   $1,088,018,823

                                                     Detailed Report

-----------------------------------------------------------------------------------------------------------------------
                                     Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
1 - 120                                 $279,377         8      0.03      $34,922     9.157     85.32      615     57.2
121 - 180                            $32,124,349       288      2.95     $111,543     7.427    178.09      604     68.6
181 - 300                             $1,668,307        15      0.15     $111,220     7.647    246.79      637     69.3
301 - 360                         $1,053,946,790     5,745     96.87     $183,455     7.003    358.16      614     74.4
-----------------------------------------------------------------------------------------------------------------------
                                  $1,088,018,823     6,056    100.00     $179,660     7.017    352.60      614     74.2
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
FULL                                $988,687,945     5,501     90.87     $179,729     6.982    352.97      612     74.9
STATED INCOME                        $98,818,637       553      9.08     $178,696     7.376    348.96      630     68.1
STREAMLINE                              $512,241         2      0.05     $256,120     6.568    359.00      623     69.2
-----------------------------------------------------------------------------------------------------------------------
                                  $1,088,018,823     6,056    100.00     $179,660     7.017    352.60      614     74.2
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                               Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
801 - 820                             $4,889,070        14      0.45     $349,219     5.736    356.75      805     59.2
781 - 800                             $6,279,218        23      0.58     $273,009     6.008    346.92      791     68.3
761 - 780                            $12,128,812        38      1.11     $319,179     5.903    352.05      770     71.3
741 - 760                            $12,842,126        47      1.18     $273,237     6.059    357.98      752     71.6
721 - 740                            $15,942,391        68      1.47     $234,447     6.362    356.44      730     74.3
701 - 720                            $23,939,699       102      2.20     $234,703     6.403    355.04      709     75.2
681 - 700                            $43,732,152       213      4.02     $205,315     6.518    352.62      689     74.9
661 - 680                            $64,364,565       334      5.92     $192,708     6.607    352.59      670     75.6
641 - 660                           $102,646,344       557      9.43     $184,284     6.754    354.69      650     75.6
621 - 640                           $164,662,851       892     15.13     $184,600     6.822    353.49      630     76.6
601 - 620                           $196,588,791     1,109     18.07     $177,267     6.932    351.45      610     76.2
581 - 600                           $151,690,298       907     13.94     $167,244     7.143    352.61      591     75.1
561 - 580                           $111,066,598       668     10.21     $166,267     7.266    350.50      570     71.5
541 - 560                            $81,606,797       497      7.50     $164,199     7.654    350.87      550     71.3
521 - 540                            $55,763,962       328      5.13     $170,012     7.830    353.97      531     69.8
501 - 520                            $37,081,960       241      3.41     $153,867     8.114    352.97      511     69.0
<= 500                                $2,793,189        18      0.26     $155,177     8.111    347.33      496     71.3
-----------------------------------------------------------------------------------------------------------------------
                                  $1,088,018,823     6,056    100.00     $179,660     7.017    352.60      614     74.2
-----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                      Groups 1 & 2

                                                 Fixed   $1,088,018,823

                                                     Detailed Report

-----------------------------------------------------------------------------------------------------------------------
                                                         Grade
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
A                                   $811,010,121     4,432     74.54     $182,990     6.910    353.15      622     75.5
A-                                   $66,794,973       374      6.14     $178,596     7.340    351.21      591     74.9
B                                   $113,203,442       677     10.40     $167,213     7.273    348.70      589     70.5
C                                    $67,278,452       388      6.18     $173,398     7.442    353.26      586     67.2
C-                                   $25,299,992       157      2.33     $161,146     7.248    354.35      604     69.6
D                                     $4,431,843        28      0.41     $158,280     7.435    352.84      579     56.8
-----------------------------------------------------------------------------------------------------------------------
                                  $1,088,018,823     6,056    100.00     $179,660     7.017    352.60      614     74.2
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                    Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
0                                   $177,554,225     1,226     16.32     $144,824     7.666    346.14      601     76.9
3                                       $119,632         1      0.01     $119,632     7.500    356.00      600     61.5
6                                       $114,839         1      0.01     $114,839     7.800    358.00      556     38.3
12                                   $41,396,787       192      3.80     $215,608     7.191    355.46      606     70.7
24                                   $48,846,434       261      4.49     $187,151     7.137    351.97      605     73.7
35                                       $86,932         1      0.01      $86,932     7.250    359.00      604     71.9
36                                  $212,650,371     1,185     19.54     $179,452     7.082    352.84      622     74.4
48                                      $111,406         1      0.01     $111,406     6.750    177.00      613     87.9
60                                  $607,138,197     3,188     55.80     $190,445     6.783    354.30      616     73.7
-----------------------------------------------------------------------------------------------------------------------
                                  $1,088,018,823     6,056    100.00     $179,660     7.017    352.60      614     74.2
-----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                     Groups 3 & 4

                           ARM and Fixed     $800,065,674

                                   Detailed Report


Summary of Loans in Statistical Calculation Pool                              Range
(As of Calculation Date)                                                      -----

Total Number of Loans                                    4,366
Total Outstanding Balance                         $800,065,674
Average Loan Balance                                  $183,249         $24,943 to $1,200,000
WA Mortgage Rate                                        7.502%           4.990% to 13.625%
Net WAC                                                 6.993%           4.481% to 13.116%
ARM Characteristics
      WA Gross Margin                                   6.800%           2.900% to 11.200%
      WA Months to First Roll                               29                1 to 56
      WA First Periodic Cap                             1.782%           1.000% to 7.000%
      WA Subsequent Periodic Cap                        1.414%           1.000% to 3.000%
      WA Lifetime Cap                                  14.502%          11.050% to 20.625%
      WA Lifetime Floor                                 7.632%           4.990% to 13.625%
WA Original Term (months)                                  359              180 to 360
WA Remaining Term (months)                                 358               99 to 360
WA LTV                                                  78.24%           11.11% to 100.00%
   Percentage of Pool with CLTV > 100%                   0.00%
   WA Effective LTV (Post MI)                           78.24%
   Second Liens w/100% CLTV                              0.00%
WA FICO                                                    604
Secured by (% of pool)         1st Liens               100.00%
                               2nd Liens                 0.00%
Prepayment Penalty at Loan Orig (% of all loans)        73.82%


----------------------------------------------------------------------------------------------------------------------------------
 Top 5 States:        Top 5 Prop:        Doc Types:        Purpose Codes:       Occ Codes:        Grades:        Orig PP Term:
 -------------        -----------        ----------        --------------       ----------        -------        -------------
CA        24.88%   SFR        73.39%   FULL      63.72%   RCO        60.79%   OO       97.63%   A      79.20%   0           26.18%
FL        10.43%   PUD        15.96%   STATED    36.28%   PUR        36.18%   INV       1.88%   A-      5.22%   12           4.50%
TX         5.14%   CND         5.89%                      RNC         3.03%   2H        0.49%   B       6.90%   24          31.42%
AZ         4.58%   2 FAM       3.09%                                                            C       5.65%   35           0.06%
IL         4.19%   3 FAM       0.69%                                                            C-      2.66%   36          23.31%
                                                                                                D       0.38%   60          14.53%



----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                      Groups 3 & 4

                                            ARM and Fixed     $800,065,674

                                                     Detailed Report

-----------------------------------------------------------------------------------------------------------------------
                                                        Program
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
30Y LIB6M                             $5,288,470        21      0.66     $251,832     7.739    359.01      568     75.7
2/28 LIB6M                          $161,764,840       901     20.22     $179,539     7.754    358.84      598     77.6
2/28 LIB6M - IO - 24                 $85,938,254       315     10.74     $272,820     7.178    359.07      613     80.1
2/28 LIB6M - IO - 60                 $22,495,947        93      2.81     $241,892     7.416    359.12      608     80.8
3/27 LIB6M                          $236,695,325     1,420     29.58     $166,687     7.944    359.05      596     78.8
3/27 LIB6M - IO - 36                 $77,043,969       326      9.63     $236,331     7.134    358.64      611     81.4
3/27 LIB6M - IO - 60                 $10,562,603        50      1.32     $211,252     7.582    358.57      608     80.5
5/25 LIB6M                              $274,783         1      0.03     $274,783     5.500    356.00      679     56.3
15Yr Fixed                            $4,957,494        45      0.62     $110,167     7.424    178.89      612     69.3
15Yr Fixed - CC                         $187,677         3      0.02      $62,559     9.244    179.32      564     78.1
20Yr Fixed                              $107,194         1      0.01     $107,194     9.250    239.00      587     93.1
30Yr Fixed                          $158,162,997       961     19.77     $164,582     6.976    359.24      615     75.0
30Yr Fixed - CC                      $14,801,497       132      1.85     $112,133     8.414    359.28      589     79.8
30Yr Fixed - IO - 60                 $21,784,624        97      2.72     $224,584     6.636    359.20      622     79.1
-----------------------------------------------------------------------------------------------------------------------
                                    $800,065,674     4,366    100.00     $183,249     7.502    357.84      604     78.2
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                      Original Term
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
ARM 360                             $600,064,191     3,127     75.00     $191,898     7.650    358.94      601     79.1
FIXED 180                             $5,145,171        48      0.64     $107,191     7.490    178.90      611     69.6
FIXED 240                               $107,194         1      0.01     $107,194     9.250    239.00      587     93.1
FIXED 360                           $194,749,118     1,190     24.34     $163,655     7.047    359.24      614     75.8
-----------------------------------------------------------------------------------------------------------------------
                                    $800,065,674     4,366    100.00     $183,249     7.502    357.84      604     78.2
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                       $24,943         1      0.00      $24,943     9.625     99.00      546     46.7
$25,000.01 - $50,000.00                 $785,408        17      0.10      $46,200     9.333    355.15      592     71.6
$50,000.01 - $75,000.00              $24,879,605       389      3.11      $63,958     8.691    352.53      599     81.6
$75,000.01 - $100,000.00             $50,573,423       582      6.32      $86,896     8.055    355.82      605     80.3
$100,000.01 - $150,000.00           $136,006,955     1,093     17.00     $124,435     7.773    357.15      602     78.7
$150,000.01 - $200,000.00           $148,746,268       849     18.59     $175,202     7.671    357.27      600     78.4
$200,000.01 - $250,000.00           $110,382,931       494     13.80     $223,447     7.485    358.28      598     76.8
$250,000.01 - $300,000.00            $98,221,455       360     12.28     $272,837     7.220    359.06      609     77.7
$300,000.01 - $350,000.00            $70,355,721       217      8.79     $324,220     7.284    359.04      606     78.5
$350,000.01 - $400,000.00            $58,708,473       157      7.34     $373,939     7.114    359.01      602     78.1
$400,000.01 - $450,000.00            $38,322,220        90      4.79     $425,802     7.139    358.89      610     77.7
$450,000.01 - $500,000.00            $26,641,555        56      3.33     $475,742     6.886    358.79      617     77.3



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                      Groups 3 & 4

                                            ARM and Fixed     $800,065,674

                                                     Detailed Report

-----------------------------------------------------------------------------------------------------------------------
                                                Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
$500,000.01 - $550,000.00            $16,710,517        32      2.09     $522,204     7.028    358.66      616     81.9
$550,000.01 - $600,000.00             $5,749,791        10      0.72     $574,979     6.369    359.49      653     73.5
$600,000.01 - $650,000.00             $5,054,801         8      0.63     $631,850     6.947    358.26      626     88.1
$650,000.01 - $700,000.00             $4,095,365         6      0.51     $682,561     6.876    358.20      602     79.8
$700,000.01 - $750,000.00             $1,499,000         2      0.19     $749,500     7.470    359.50      644     68.3
> $900,000.00                         $3,307,243         3      0.41   $1,102,414     6.712    359.18      613     51.1
-----------------------------------------------------------------------------------------------------------------------
                                    $800,065,674     4,366    100.00     $183,249     7.502    357.84      604     78.2
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                         State
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
Alabama                               $4,880,705        47      0.61     $103,845     8.200    358.85      585     84.6
Alaska                                $1,887,268         9      0.24     $209,696     8.471    359.46      588     90.8
Arizona                              $36,606,082       196      4.58     $186,766     7.501    357.17      599     76.5
Arkansas                              $1,578,345        12      0.20     $131,529     8.469    358.08      598     96.7
California                          $199,040,815       652     24.88     $305,277     6.899    358.48      608     73.8
Colorado                             $15,512,963        88      1.94     $176,284     7.311    359.04      613     81.1
Connecticut                          $10,282,183        59      1.29     $174,274     7.867    359.33      582     78.2
Delaware                              $2,046,538        13      0.26     $157,426     7.963    359.24      589     79.2
District of Columbia                  $2,464,261        10      0.31     $246,426     6.866    358.68      586     74.3
Florida                              $83,468,280       481     10.43     $173,531     7.553    357.78      604     78.0
Georgia                              $26,956,388       180      3.37     $149,758     8.110    358.01      604     82.8
Hawaii                               $10,542,696        32      1.32     $329,459     6.328    359.15      627     77.6
Idaho                                 $4,219,095        31      0.53     $136,100     7.320    353.38      604     78.2
Illinois                             $33,532,156       192      4.19     $174,647     7.850    358.41      616     80.4
Indiana                               $4,692,353        42      0.59     $111,723     8.214    355.73      606     85.7
Iowa                                  $1,691,148        21      0.21      $80,531     8.454    358.80      606     82.9
Kansas                                $2,958,673        22      0.37     $134,485     8.280    359.05      597     85.3
Kentucky                              $4,145,461        38      0.52     $109,091     7.953    355.79      607     84.5
Louisiana                               $487,621         5      0.06      $97,524     8.115    358.56      580     77.5
Maine                                 $3,165,348        21      0.40     $150,731     7.612    358.83      621     79.5
Maryland                             $20,093,523        95      2.51     $211,511     7.607    359.18      591     76.8
Massachusetts                        $23,665,997       103      2.96     $229,767     7.631    358.98      588     75.9
Michigan                             $15,692,106       133      1.96     $117,986     8.061    355.40      604     83.3
Minnesota                            $13,797,288        70      1.72     $197,104     7.792    358.86      606     84.7
Mississippi                           $1,514,510        14      0.19     $108,179     7.811    359.21      614     89.8
Missouri                              $7,981,927        71      1.00     $112,422     8.291    357.26      595     84.3
Montana                               $2,260,016        15      0.28     $150,668     7.942    359.45      602     82.3
Nebraska                                $854,281         7      0.11     $122,040     7.492    359.48      618     80.8
Nevada                               $22,623,748       104      2.83     $217,536     7.447    358.92      603     79.3
New Hampshire                         $4,449,654        22      0.56     $202,257     7.375    359.42      599     79.1
New Jersey                           $22,777,651       103      2.85     $221,142     7.851    359.28      597     76.8



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                      Groups 3 & 4

                                            ARM and Fixed     $800,065,674

                                                     Detailed Report

-----------------------------------------------------------------------------------------------------------------------
                                                         State
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
New Mexico                            $3,527,363        25      0.44     $141,095     7.771    358.57      614     84.6
New York                             $29,456,675       119      3.68     $247,535     7.502    357.73      611     74.3
North Carolina                       $11,550,161        90      1.44     $128,335     8.193    351.68      589     82.5
North Dakota                            $867,928         9      0.11      $96,436     7.940    334.61      630     81.8
Ohio                                 $11,836,584       114      1.48     $103,830     8.045    356.47      602     84.1
Oklahoma                              $3,820,639        39      0.48      $97,965     8.207    352.29      608     87.2
Oregon                                $9,918,327        57      1.24     $174,006     7.542    354.89      608     78.5
Pennsylvania                         $15,458,378       116      1.93     $133,262     7.953    358.17      592     80.2
Rhode Island                          $2,261,110        12      0.28     $188,426     7.686    359.60      626     76.6
South Carolina                        $5,497,032        47      0.69     $116,958     8.043    355.18      593     84.3
South Dakota                          $1,250,098        12      0.16     $104,175     8.141    359.53      590     86.1
Tennessee                            $10,689,260        86      1.34     $124,294     7.825    357.94      608     83.8
Texas                                $41,118,458       371      5.14     $110,831     7.972    355.33      607     81.5
Utah                                  $6,090,452        38      0.76     $160,275     7.329    358.63      626     81.5
Vermont                                 $428,661         4      0.05     $107,165     7.607    359.82      579     78.0
Virginia                             $28,683,865       145      3.59     $197,820     7.399    357.35      594     77.9
Washington                           $22,265,544       117      2.78     $190,304     7.312    358.88      614     80.5
West Virginia                         $1,122,138        12      0.14      $93,511     8.983    358.41      578     85.3
Wisconsin                             $6,461,662        48      0.81     $134,618     8.333    357.08      614     80.2
Wyoming                               $1,892,259        17      0.24     $111,309     8.074    358.28      588     80.4
-----------------------------------------------------------------------------------------------------------------------
                                    $800,065,674     4,366    100.00     $183,249     7.502    357.84      604     78.2
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                  Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
<= 50.00                             $25,843,041       159      3.23     $162,535     7.370    353.73      584     41.2
50.01 - 55.00                        $15,563,517        72      1.95     $216,160     6.730    359.41      597     52.7
55.01 - 60.00                        $20,566,012       103      2.57     $199,670     7.003    356.33      592     58.1
60.01 - 65.00                        $35,251,018       171      4.41     $206,146     7.019    356.40      592     63.1
65.01 - 70.00                        $49,790,927       231      6.22     $215,545     7.250    356.46      586     68.7
70.01 - 75.00                        $75,792,741       362      9.47     $209,372     7.463    358.19      590     73.8
75.01 - 80.00                       $350,522,672     1,973     43.81     $177,660     7.373    358.35      619     79.7
80.01 - 85.00                        $75,188,003       398      9.40     $188,915     7.717    357.51      586     84.2
85.01 - 90.00                        $95,001,423       515     11.87     $184,469     7.933    358.40      600     89.5
90.01 - 95.00                        $27,524,182       177      3.44     $155,504     8.468    358.28      601     94.6
95.01 - 100.00                       $29,022,139       205      3.63     $141,571     8.191    357.29      613     99.9
-----------------------------------------------------------------------------------------------------------------------
                                    $800,065,674     4,366    100.00     $183,249     7.502    357.84      604     78.2
-----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                      Groups 3 & 4

                                            ARM and Fixed     $800,065,674

                                                     Detailed Report

-----------------------------------------------------------------------------------------------------------------------
                                             Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                         $1,034,944         3      0.13     $344,981     4.993    357.00      624     74.5
5.001 - 5.500                        $10,644,797        36      1.33     $295,689     5.425    356.16      663     67.8
5.501 - 6.000                        $62,707,133       234      7.84     $267,979     5.864    356.51      627     73.0
6.001 - 6.500                        $99,009,643       430     12.38     $230,255     6.328    358.64      617     74.8
6.501 - 7.000                       $130,283,939       645     16.28     $201,991     6.817    357.70      614     77.3
7.001 - 7.500                       $137,775,461       740     17.22     $186,183     7.304    358.07      612     78.8
7.501 - 8.000                       $139,943,239       799     17.49     $175,148     7.782    357.68      607     79.8
8.001 - 8.500                        $77,760,850       483      9.72     $160,996     8.305    357.94      593     80.0
8.501 - 9.000                        $65,733,922       433      8.22     $151,810     8.791    358.16      576     80.5
9.001 - 9.500                        $29,534,272       215      3.69     $137,369     9.273    358.00      567     81.2
9.501 - 10.000                       $23,919,020       172      2.99     $139,064     9.794    357.34      563     83.7
10.001 - 10.500                      $12,842,423        91      1.61     $141,126    10.278    359.19      558     82.9
10.501 - 11.000                       $5,549,895        50      0.69     $110,998    10.765    357.44      553     83.4
11.001 - 11.500                       $2,192,288        23      0.27      $95,317    11.281    355.39      553     85.2
11.501 - 12.000                         $910,719         9      0.11     $101,191    11.723    355.49      548     80.9
12.001 - 12.500                         $168,630         2      0.02      $84,315    12.290    359.53      543     94.7
13.501 - 14.000                          $54,500         1      0.01      $54,500    13.625    360.00      592    100.0
-----------------------------------------------------------------------------------------------------------------------
                                    $800,065,674     4,366    100.00     $183,249     7.502    357.84      604     78.2
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                     Property Type
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
SFR                                 $587,189,979     3,291     73.39     $178,423     7.503    357.62      603     78.1
PUD                                 $127,664,149       635     15.96     $201,046     7.496    358.75      605     79.5
CND                                  $47,102,965       269      5.89     $175,104     7.469    358.44      613     79.3
2 FAM                                $24,718,857       107      3.09     $231,017     7.343    357.81      619     73.8
3 FAM                                 $5,498,519        24      0.69     $229,105     8.170    358.72      613     76.0
CNDP                                  $3,841,906        16      0.48     $240,119     7.559    358.56      638     80.6
4 FAM                                 $2,832,521        12      0.35     $236,043     7.979    359.34      610     73.7
MNF                                   $1,216,778        12      0.15     $101,398     8.020    332.26      643     61.5
-----------------------------------------------------------------------------------------------------------------------
                                    $800,065,674     4,366    100.00     $183,249     7.502    357.84      604     78.2
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                        Purpose
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
RCO                                 $486,372,742     2,446     60.79     $198,844     7.354    357.30      595     75.5
PUR                                 $289,478,136     1,764     36.18     $164,103     7.762    358.80      621     82.8
RNC                                  $24,214,797       156      3.03     $155,223     7.379    357.13      607     79.6
-----------------------------------------------------------------------------------------------------------------------
                                    $800,065,674     4,366    100.00     $183,249     7.502    357.84      604     78.2
-----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                      Groups 3 & 4

                                            ARM and Fixed     $800,065,674

                                                     Detailed Report

-----------------------------------------------------------------------------------------------------------------------
                                                       Occupancy
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
OO                                  $781,107,677     4,245     97.63     $184,007     7.489    357.82      604     78.2
INV                                  $15,036,881        95      1.88     $158,283     7.951    358.38      628     79.1
2H                                    $3,921,116        26      0.49     $150,812     8.440    358.62      588     74.4
-----------------------------------------------------------------------------------------------------------------------
                                    $800,065,674     4,366    100.00     $183,249     7.502    357.84      604     78.2
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                    Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
1 - 120                                  $24,943         1      0.00      $24,943     9.625     99.00      546     46.7
121 - 180                             $5,120,228        47      0.64     $108,941     7.480    179.29      611     69.7
181 - 300                               $286,858         4      0.04      $71,715     9.648    274.66      577     83.3
301 - 360                           $794,633,645     4,314     99.32     $184,199     7.502    359.03      604     78.3
-----------------------------------------------------------------------------------------------------------------------
                                    $800,065,674     4,366    100.00     $183,249     7.502    357.84      604     78.2
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
FULL                                $509,822,035     2,911     63.72     $175,136     7.355    357.94      597     79.2
STATED INCOME                       $290,243,639     1,455     36.28     $199,480     7.761    357.66      617     76.5
-----------------------------------------------------------------------------------------------------------------------
                                    $800,065,674     4,366    100.00     $183,249     7.502    357.84      604     78.2
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                               Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
801 - 820                               $824,190         3      0.10     $274,730     6.463    360.00      810     67.4
781 - 800                             $1,525,698         4      0.19     $381,424     5.612    359.46      790     71.5
761 - 780                             $1,689,342         9      0.21     $187,705     6.708    359.47      769     79.6
741 - 760                             $5,278,424        23      0.66     $229,497     7.231    359.30      750     77.9
721 - 740                             $7,219,959        40      0.90     $180,499     6.717    359.14      732     76.1
701 - 720                            $12,177,795        61      1.52     $199,636     6.857    354.20      711     77.3
681 - 700                            $23,225,235       123      2.90     $188,823     6.952    357.11      689     77.0
661 - 680                            $37,704,756       211      4.71     $178,696     6.987    357.39      669     76.8
641 - 660                            $46,171,388       276      5.77     $167,288     7.211    355.46      650     78.6
621 - 640                           $156,408,425       787     19.55     $198,740     7.177    358.12      630     79.8
601 - 620                           $146,688,201       788     18.33     $186,153     7.281    358.28      611     81.0
581 - 600                           $122,407,080       683     15.30     $179,220     7.505    358.21      590     79.3
561 - 580                            $90,154,666       497     11.27     $181,398     7.801    358.02      571     78.1
541 - 560                            $64,611,076       372      8.08     $173,686     8.130    358.48      551     76.0



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                      Groups 3 & 4

                                            ARM and Fixed     $800,065,674

                                                     Detailed Report

-----------------------------------------------------------------------------------------------------------------------
                                               Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
521 - 540                            $47,740,003       272      5.97     $175,515     8.491    357.02      530     73.8
501 - 520                            $32,881,285       200      4.11     $164,406     8.481    357.54      512     70.0
<= 500                                $3,358,152        17      0.42     $197,538     8.079    358.39      500     70.7
-----------------------------------------------------------------------------------------------------------------------
                                    $800,065,674     4,366    100.00     $183,249     7.502    357.84      604     78.2
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                         Grade
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
A                                   $633,644,036     3,479     79.20     $182,134     7.428    358.07      610     79.1
A-                                   $41,751,977       203      5.22     $205,675     7.623    357.23      583     75.7
B                                    $55,186,357       306      6.90     $180,348     7.757    357.79      577     75.3
C                                    $45,203,561       248      5.65     $182,272     7.861    355.96      580     72.1
C-                                   $21,279,479       112      2.66     $189,995     7.963    356.11      590     79.9
D                                     $3,000,266        18      0.38     $166,681     8.160    358.98      569     69.3
-----------------------------------------------------------------------------------------------------------------------
                                    $800,065,674     4,366    100.00     $183,249     7.502    357.84      604     78.2
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                    Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
0                                   $209,463,083     1,203     26.18     $174,117     7.963    357.68      603     78.8
12                                   $35,988,953       163      4.50     $220,791     7.814    358.08      611     77.4
24                                  $251,380,957     1,219     31.42     $206,219     7.477    358.96      601     79.0
30                                      $489,476         2      0.06     $244,738     7.161    359.00      618     76.7
36                                  $186,466,397     1,096     23.31     $170,134     7.404    357.80      600     78.5
60                                  $116,276,807       683     14.53     $170,244     6.790    355.68      618     75.4
-----------------------------------------------------------------------------------------------------------------------
                                    $800,065,674     4,366    100.00     $183,249     7.502    357.84      604     78.2
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                Range of Months to Roll         (Excludes   1239  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------
                           WA            CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION               MTR            BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
0 - 6                        5        $5,572,062        25      0.93     $222,882     7.841    355.92      569     75.6
7 - 12                      12          $245,769         1      0.04     $245,769     7.625    348.00      525     80.0
13 - 18                     18          $307,704         2      0.05     $153,852     6.748    354.00      614     80.0
19 - 24                     23      $269,420,333     1,303     44.90     $206,769     7.542    359.01      603     78.7
25 - 31                     31        $4,735,706        22      0.79     $215,259     7.058    354.94      592     83.2
32 - 37                     35      $319,507,834     1,773     53.25     $180,207     7.749    359.01      600     79.4
>= 38                       56          $274,783         1      0.05     $274,783     5.500    356.00      679     56.3



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                      Groups 3 & 4

                                            ARM and Fixed     $800,065,674

                                                     Detailed Report

-----------------------------------------------------------------------------------------------------------------------
                                                Range of Months to Roll         (Excludes   1239  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
                                      $600,064,191   3,127    100.00     $191,898     7.650    358.94      601     79.1
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                     Range of Margin            (Excludes   1239  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                           $813,004         5      0.14     $162,601     6.902    359.26      583     78.6
3.001 - 4.000                         $2,849,283        13      0.47     $219,176     7.130    359.43      588     77.2
4.001 - 5.000                        $12,742,442        52      2.12     $245,047     6.292    358.78      607     69.0
5.001 - 6.000                       $149,734,795       740     24.95     $202,344     7.127    358.99      603     75.7
6.001 - 7.000                       $200,787,928       979     33.46     $205,095     7.408    358.94      611     79.4
7.001 - 8.000                       $162,594,378       901     27.10     $180,460     7.987    358.89      599     80.7
8.001 - 9.000                        $59,193,949       363      9.86     $163,069     8.807    358.90      577     83.2
9.001 - 10.000                        $9,625,041        64      1.60     $150,391     9.523    359.08      567     85.3
10.001 - 11.000                       $1,642,458         9      0.27     $182,495    10.544    359.38      549     87.3
11.001 - 12.000                          $80,912         1      0.01      $80,912    11.200    359.00      558     95.0
-----------------------------------------------------------------------------------------------------------------------
6.800                               $600,064,191     3,127    100.00     $191,898     7.650    358.94      601     79.1
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                 Range of Maximum Rates         (Excludes   1239  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                         $593,283         2      0.10     $296,642     5.258    355.46      634     71.7
11.501 - 12.000                       $4,516,009        17      0.75     $265,648     5.619    357.44      635     76.3
12.001 - 12.500                       $9,936,015        40      1.66     $248,400     5.932    357.98      619     73.1
12.501 - 13.000                      $38,845,569       154      6.47     $252,244     6.175    358.43      607     74.7
13.001 - 13.500                      $67,877,362       287     11.31     $236,506     6.562    358.54      616     77.2
13.501 - 14.000                     $103,087,741       480     17.18     $214,766     7.032    358.81      611     78.0
14.001 - 14.500                     $105,773,701       533     17.63     $198,450     7.385    359.07      611     79.4
14.501 - 15.000                      $99,827,310       541     16.64     $184,524     7.867    359.09      606     80.0
15.001 - 15.500                      $62,379,536       359     10.40     $173,759     8.371    359.19      590     79.8
15.501 - 16.000                      $51,240,066       321      8.54     $159,626     8.842    359.28      578     80.9
16.001 - 16.500                      $22,507,681       156      3.75     $144,280     9.353    359.21      565     81.4
16.501 - 17.000                      $18,317,888       122      3.05     $150,147     9.830    359.45      563     84.2
17.001 - 17.500                       $8,982,697        62      1.50     $144,882    10.282    359.11      561     83.0
17.501 - 18.000                       $3,752,361        28      0.63     $134,013    10.756    359.01      552     87.8
18.001 - 18.500                       $1,752,659        16      0.29     $109,541    11.282    359.53      554     85.5
18.501 - 19.000                         $539,834         7      0.09      $77,119    11.779    353.08      549     79.2
19.001 - 19.500                          $79,980         1      0.01      $79,980    12.500    359.00      531    100.0
> 19.500                                 $54,500         1      0.01      $54,500    13.625    360.00      592    100.0



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                      Groups 3 & 4

                                            ARM and Fixed     $800,065,674

                                                     Detailed Report

-----------------------------------------------------------------------------------------------------------------------
                                                 Range of Maximum Rates         (Excludes   1239  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
14.502                              $600,064,191     3,127    100.00     $191,898     7.650    358.94      601     79.1
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                               Range of Periodic Rate Cap       (Excludes   1239  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
1.000                                 $8,043,886        39      1.34     $206,253     7.883    358.90      580     76.5
1.500                               $476,475,502     2,512     79.40     $189,680     7.613    359.01      604     79.5
2.000                                 $5,694,465        33      0.95     $172,560     7.597    358.18      588     71.2
3.000                               $108,229,133       532     18.04     $203,438     7.798    358.68      592     77.9
5.000                                   $155,000         1      0.03     $155,000     7.350    358.00      585     67.4
6.000                                   $496,300         3      0.08     $165,433     7.775    358.40      631     82.8
7.000                                   $969,905         7      0.16     $138,558     7.853    359.00      576     64.4
-----------------------------------------------------------------------------------------------------------------------
                                    $600,064,191     3,127    100.00     $191,898     7.650    358.94      601     79.1
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                              Subsequent Periodic Rate Cap      (Excludes   1239  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
1.000                               $104,967,021       510     17.49     $205,818     7.770    358.72      593     77.7
1.500                               $493,351,274     2,607     82.22     $189,241     7.624    358.98      603     79.4
2.000                                 $1,589,096         9      0.26     $176,566     7.790    358.82      579     66.7
3.000                                   $156,800         1      0.03     $156,800     7.750    358.00      637     80.0
-----------------------------------------------------------------------------------------------------------------------
                                    $600,064,191     3,127    100.00     $191,898     7.650    358.94      601     79.1
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                              Range of Lifetime Rate Floor      (Excludes   1239  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                         $1,034,944         3      0.17     $344,981     4.993    357.00      624     74.5
5.001 - 6.000                        $36,526,544       135      6.09     $270,567     5.810    358.00      614     73.8
6.001 - 7.000                       $152,344,423       674     25.39     $226,030     6.662    358.74      615     77.5
7.001 - 8.000                       $224,496,477     1,167     37.41     $192,371     7.550    359.01      610     79.4
8.001 - 9.000                       $124,701,126       723     20.78     $172,477     8.547    359.21      583     80.1
9.001 - 10.000                       $44,433,360       301      7.40     $147,619     9.513    359.30      566     82.7
> 10.000                             $16,527,317       124      2.75     $133,285    10.574    358.96      556     83.6
-----------------------------------------------------------------------------------------------------------------------
                                    $600,064,191     3,127    100.00     $191,898     7.650    358.94      601     79.1
-----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO OMITTED]Countrywide(R)                        Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-16
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                      Groups 3 & 4

                                            ARM and Fixed     $800,065,674

                                                     Detailed Report

-----------------------------------------------------------------------------------------------------------------------
                                              Net Interest Adjustment Date      (Excludes   1239  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF      % OF      AVERAGE     GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE     LOANS     TOTAL      BALANCE       WAC      TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------
02/06                                   $739,109         3      0.12     $246,370     7.372    348.41      549     79.5
03/06                                   $303,669         1      0.05     $303,669     7.000    357.00      509     72.8
04/06                                   $213,618         3      0.04      $71,206     8.554    321.92      564     81.7
05/06                                   $414,170         3      0.07     $138,057     7.999    350.55      556     92.6
06/06                                 $3,656,469        14      0.61     $261,176     7.986    360.00      583     73.0
12/06                                   $245,769         1      0.04     $245,769     7.625    348.00      525     80.0
06/07                                   $307,704         2      0.05     $153,852     6.748    354.00      614     80.0
07/07                                 $1,500,849         7      0.25     $214,407     7.147    355.00      564     79.4
08/07                                 $7,013,722        27      1.17     $259,767     7.273    356.03      604     83.4
09/07                                $30,118,309       132      5.02     $228,169     6.917    357.00      609     81.0
10/07                                $25,655,083       139      4.28     $184,569     7.601    358.06      617     80.2
11/07                                $94,242,944       476     15.71     $197,989     7.621    359.02      602     78.2
12/07                               $110,889,427       522     18.48     $212,432     7.653    360.00      600     77.8
06/08                                   $287,858         3      0.05      $95,953     7.120    354.00      593     76.7
07/08                                 $4,582,567        20      0.76     $229,128     7.123    355.03      593     84.1
08/08                                $12,978,199        52      2.16     $249,581     7.175    356.04      597     83.6
09/08                                $40,988,074       215      6.83     $190,642     6.895    357.00      603     81.1
10/08                                $31,133,034       196      5.19     $158,842     7.855    358.05      610     81.3
11/08                                $82,846,340       496     13.81     $167,029     7.793    359.01      601     79.4
12/08                               $151,427,467       813     25.24     $186,258     7.983    360.00      597     78.3
08/10                                   $274,783         1      0.05     $274,783     5.500    356.00      679     56.3
-----------------------------------------------------------------------------------------------------------------------
                                    $600,064,191     3,127    100.00     $191,898     7.650    358.94      601     79.1
-----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).